PROSPECTUS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION

TEACHERS PERSONAL ANNUITY

INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS

Funded through

TIAA SEPARATE ACCOUNT VA-1

MAY 1, 2005

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PROSPECTUS

MAY 1, 2005

Individual Deferred Variable Annuities

Funded Through

TIAA SEPARATE ACCOUNT VA-1

of Teachers Insurance and Annuity Association of America

This prospectus tells you about an individual deferred variable annuity funded through TIAA Separate Account VA-1 of Teachers Insurance and Annuity Association of America (“TIAA”). Read it carefully before investing, and keep it for future reference.

IMPORTANT NOTE: TIAA has determined to temporarily suspend sales of its Teachers Personal Annuity contracts in those limited states where new contracts were being offered. Beginning May 22, 2003, TIAA has not been distributing new applications for the contracts. Existing contracts, or replacements for those contracts, remain in effect and existing contractowners can continue to contribute money to those contracts.

TIAA Separate Account VA-1 (the “separate account”) is a segregated investment account of TIAA. The separate account provides individual variable annuities for employees of nonprofit institutions, including governmental institutions, organized in the United States. Its main purpose is to accumulate, invest, and then disburse funds for lifetime income or through other payment options. The separate account currently has only one investment portfolio, the Stock Index Account.

TIAA offers this variable annuity as part of the contract, which also has a fixed account. Whether the variable annuity is available to you is subject to approval by regulatory authorities in your state.

As with all variable annuities, your accumulation can increase or decrease depending on how well the underlying investments in the separate account do over time. TIAA does not guarantee the investment performance of the separate account, and you bear the entire investment risk.

More information about the separate account and the variable component of the contract is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2005, and in the separate account’s annual and semi-annual reports. You can request these documents by writing us at TIAA, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), by calling 800-223-1200 or by going to our website at www.tiaa-cref.org. The SAI, as supplemented from time to time, is “incorporated by reference” into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is on the last page of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, the annual and semi-annual reports, material incorporated by reference into this prospectus and other information regarding the separate account.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in the contract is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

This prospectus outlines the terms under which the variable annuity issued by TIAA is available. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

DEFINITIONS

Throughout the prospectus, “TIAA,” “we,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner.

The terms and phrases below are defined so you will know precisely how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation  The total value of your accumulation units.

Accumulation Period  The period that begins with your first premium and continues as long as you still have an amount accumulated in either the separate account or the fixed account.

Accumulation Unit  A share of participation in the separate account.

Annuitant  The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

Annuity Partner  The natural person whose life is used in determining the annuity payments to be received under a survivor income option. The annuity partner is also known as the second annuitant.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You do not have to name the same beneficiary for each of these two situations.

Business Day  Any day the New York Stock Exchange (“NYSE”) is open for trading. A business day generally ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Contract  The fixed and variable components of the individual, flexible premium, deferred annuity described in this prospectus.

Contractowner  The person (or persons) who controls all the rights and benefits under a contract.

CREF  The College Retirement Equities Fund, TIAA’s companion organization.

Eligible Institution  A nonprofit institution, including any governmental institution, organized in the United States.

Fixed Account  The component of the contract guaranteeing principal plus a specified rate of interest supported by assets in the general account.

General Account  All of TIAA’s assets other than those allocated to TIAA Separate Account VA-1 or to any other TIAA separate account.

Income Option  Any of the ways you can receive annuity income, which must be from the fixed account.

Internal Revenue Code (“IRC”)  The Internal Revenue Code of 1986, as amended.

Premium  Any amount you invest in the contract.

TIAA Separate Account VA-1 Prospectus	1

Separate Account  TIAA Separate Account VA-1, which was established by TIAA under New York State law to fund your variable annuity. The account holds its assets apart from TIAA’s other assets.

Survivor Income Option  An option that continues lifetime annuity payments as long as either the annuitant or the annuity partner is alive.

TIAA  Teachers Insurance and Annuity Association of America.

Valuation Day  Any day the NYSE is open for trading, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that are not business days end at 4 p.m. Eastern Time.

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SUMMARY

Read this summary together with the detailed information you will find in the rest of the prospectus.

This prospectus describes the variable component of the contract, which also provides fixed annuity benefits (see “The Fixed Account,” below). The contract is an individual deferred annuity that is available to any employee, trustee, or retired employee of an eligible institution, or his or her spouse (or surviving spouse), as well as certain other eligible persons (see “Eligible Purchasers of the Contract,” below).

THE SEPARATE ACCOUNT

TIAA Separate Account VA-1 is an open-end management investment company. The separate account has only one investment portfolio, the Stock Index Account. The Stock Index Account is subject to the risks involved in professional investment management, including those resulting from general economic conditions. The value of your accumulation in any portfolio can fluctuate, and you bear the entire risk of any such fluctuation.

EXPENSES

Here is a summary of the direct and indirect expenses under the contract.

CONTRACTOWNER TRANSACTION EXPENSES
Deductions from Premiums (as a percentage of premiums)	None
Charges for Transfers and Cash Withdrawals (as a percentage of transaction amount)
Transfers to the Fixed Account	None
Cash Withdrawals	None
Annual Expenses (as a percentage of average net assets)
Mortality and Expense Risk Charge(1)	0.40%
Administrative Expense Charge	0.20%
Investment Advisory Charge (after fee waiver)(2)	0.07%
Total Annual Expenses(3)	0.67%
(1)	TIAA reserves the right to increase the mortality and expense risk charge to a maximum of 1.00% per year.
(2)	Although Teachers Advisors, Inc. (“Advisors”), the separate account’s investment adviser, is entitled to an annual fee of 0.30% of the separate account’s average daily net assets, it has voluntarily agreed to waive a portion of its fee.
(3)	If we imposed the full amount of the administrative expense, investment advisory and mortality and expense risk charges, total annual expenses would be 1.50%. TIAA guarantees that total annual expenses will never exceed this level.

TIAA Separate Account VA-1 Prospectus	3

You will receive at least three months’ notice before we raise any of these charges. Premium taxes apply to certain contracts (see “Other Charges,” below).

The table below gives an example of the expenses you would incur on a hypothetical investment of $1,000 over several periods. The table assumes a 5 percent annual return on assets.

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS	1 Year	3 Years	5 Years	10 Years
If you withdraw your entire accumulation at the end of the applicable time period:	$7	$21	$37	$83
If you annuitize at the end of the applicable time period:	$7	$21	$37	$83
If you do not withdraw your entire accumulation:	$7	$21	$37	$83

This table is designed to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. REMEMBER THAT THIS TABLE DOES NOT REPRESENT ACTUAL PAST OR FUTURE EXPENSES OR INVESTMENT PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER. For more information, see “Charges,” below.

“Free Look” Right Until the end of the period of time specified in the contract (the “free look” period), you can examine the contract and return it to TIAA for a refund. The time period will depend on the state in which you live. In states that permit it, we will refund the accumulation value calculated on the date that you mailed or delivered the contract and the refund request to us. In states that do not allow us to refund accumulation value only, we will refund the premiums you paid to the contract. If you live in a state that requires refund of premiums, your premiums and transfers allocated to the separate account during the “free look” period cannot exceed $10,000. We will consider the contract returned on the date it is postmarked and properly addressed or, if it is not postmarked, on the day we receive it. We will send you the refund within seven (7) days after we get written notice of cancellation and the returned contract. We will cancel the contract as of the date of issue.

Restrictions on Transfers and Cash Withdrawals Currently, you can transfer funds from the separate (variable) account to the fixed account as often as you like, but you can transfer from the fixed account to the separate account no more than once every 180 days. After you have been given three months’ notice, we may limit the number of transfers from the separate account to one in any 90-day period. All transfers must be for at least $250 or your entire account balance. All cash withdrawals must be for at least $1,000 or your entire account balance.

You May Have to Pay a Tax Penalty if You Want to Make a Cash Withdrawal Before Age 59½. For more, see “Income Options” and “Federal Income Taxes,” below.

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TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TIAA is a nonprofit stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA’s general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies: A++ (Superior) from A.M. Best Company, AAA from Duff & Phelps Credit Rating Company, Aaa from Moody’s Investor’s Service and AAA from Standard and Poor’s.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 3.2 million people at over 15,000 institutions. As of December 31, 2004, TIAA’s assets were approximately $163.6 billion; the combined assets for TIAA and CREF totaled approximately $335.6 billion (although CREF does not stand behind TIAA’s guarantees). TIAA is the parent company of Advisors, the separate account’s investment adviser.

THE SEPARATE ACCOUNT

Separate Account VA-1 was established on February 16, 1994, as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is governed by a management committee. As an “open-end” diversified management investment company, the separate account has no limit on how many units of participation it can issue. The separate account is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), though registration does not entail SEC supervision of its management and investment practices. As part of TIAA, the separate account is also subject to regulation by the State of New York Insurance Department (“NYID”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge

TIAA Separate Account VA-1 Prospectus	5

the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

The contract accepts only after-tax dollars. Like earnings from other annuity products, earnings on accumulations in the separate account are not taxed until withdrawn or paid as annuity income (see “Federal Income Taxes,” below).

ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS

The separate account currently consists of a single investment portfolio, but we can add new investment portfolios in the future. We do not guarantee that the separate account, or any investment portfolio added in the future, will always be available. We reserve the right, subject to any applicable law, to change the separate account and its investments. We can add or close portfolios, substitute one portfolio for another with the same or different fees and charges, or combine portfolios, subject to the requirements of applicable law. We can also make any changes to the separate account or to the contract required by applicable insurance law, the Internal Revenue Code, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYID and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or accounts of TIAA or another insurance company or transfer the contract to another insurance company.

INVESTMENT OBJECTIVE

The separate account currently consists solely of the Stock Index Account. The investment objective of the separate account is favorable long-term return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index. Of course, there is no guarantee that the separate account will meet its investment objective.

INVESTMENT MIX

The separate account seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by the Russell 3000®, a broad market index (see “Russell 3000® Index” below).

Although the separate account invests in stocks in the Russell 3000® Index, it does not invest in all 3,000 stocks in the index. Rather, we use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index. This means that a company can remain in the portfolio even if it performs poorly, unless the company is removed from the Russell 3000.

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Using the Russell 3000® Index is not fundamental to the separate account’s investment objective and policies. We can change the index used in the separate account at any time and will notify you if we do so.

THE RUSSELL 3000® INDEX

The Russell 3000® Index represents the 3,000 largest publicly-traded U.S. companies, based on the value of their outstanding stock. According to the Frank Russell Company, Russell 3000 companies account for about 98 percent of the total market capitalization of the publicly-traded U.S. equity market. The market capitalization of individual companies in the Russell 3000® Index ranged from $59.2 million to $385.2 billion, with an average of $4.8 billion as of December 31, 2004.

The Frank Russell Company includes stocks in the Index based solely on their market capitalization and weights them by relative market value. The Frank Russell Company can change stocks and their weightings in the Index. We will adjust the separate account’s portfolio to reflect these changes as appropriate. We can also adjust the separate account’s portfolio because of mergers and other similar events.

The separate account is not promoted, endorsed, sponsored or sold by and is not affiliated with the Frank Russell Company. A stock’s presence in the Russell 3000® does not mean that the Frank Russell Company believes that it is an attractive investment. The Frank Russell Company is not responsible for any literature about the separate account and makes no representations or warranties about its content. The Russell 3000 is a trademark and service mark of the Frank Russell Company.

INVESTMENT RISKS AND PRACTICES

The separate account is subject to several types of risks. One is the risk that the price of equity securities may decline in response to general market and economic conditions or events. Accordingly, the value of the equity securities that the separate account holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. This is known as market risk. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Another is financial risk—the risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. The separate account is also subject to index risk—the risk that its performance will not match its index for any period of time.

Changing the investment objective of the separate account does not require a vote by contractowners. The separate account can also change some of its investment policies (that is, the methods used to pursue the objective) without such approval. Please see the SAI for more information on the separate account’s fundamental investment policies (i.e., policies that require contractowner approval to change).

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The separate account’s Stock Index Account has a policy of investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name. The Stock Index Account will provide its shareholders with at least 60 days’ prior notice before making changes to this policy.

The separate account’s general perspective is long-term, and we avoid both extreme conservatism and high risk in investing. Advisors manages the separate account’s assets (see “Management and Investment Advisory Arrangements,” below). Personnel of Advisors, a subsidiary of TIAA, also manage assets of one or more CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary. Personnel of Advisors also manage assets of other investment companies, including TIAA-CREF Life Funds, TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds. Ordinarily, investment decisions for the separate account will be made independently, but managers for the separate account may at times decide to buy or sell a particular security at the same time as for a CREF account or another investment company whose assets they may also be managing. If so, investment opportunities are allocated equitably, which can have an adverse effect on the size of the position the separate account buys or sells, as well as the price paid or received.

OTHER INVESTMENTS

The separate account can also hold other investments whose return depends on stock market prices. These include stock index futures contracts, options (puts and calls) on futures contracts, and debt securities whose prices or interest rates are linked to the return of a recognized stock market index. The separate account can also make swap arrangements where the return is linked to a recognized stock market index. The separate account would make such investments in order to seek to match the total return of the Russell 3000®. However, they might not track the return of the Russell 3000® in all cases and can involve additional credit risks. Investing in options or futures contracts and entering into equity swaps involve special risks. For more information, see the SAI. Such investing by the separate account is subject to any necessary regulatory approvals.

The separate account can hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock, and depository receipts for such securities. In addition, the separate account can hold fixed-income securities that it acquires because of mergers, recapitalizations, or otherwise. For liquidity, the separate account can also invest in short-term debt securities and other money market instruments, including those denominated in foreign currencies.

OTHER INVESTMENT ISSUES AND RISKS

Options, Futures, and Other Investments

The separate account can buy and sell options (puts and calls) and futures to the extent permitted by the NYID, the SEC and the Commodity Futures Trading

8	Prospectus TIAA Separate Account VA-1

Commission. We intend to use options and futures primarily as hedging techniques or for cash management, not for speculation, but they involve special considerations and risks nonetheless. For more information, see the SAI.

The separate account can also invest in newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements. For more information, see the SAI.

Illiquid Securities

The separate account can invest up to 10 percent of its assets in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

Repurchase Agreements

The separate account can use repurchase agreements to manage cash balances. In a repurchase agreement, we buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks. For more information, see the SAI.

Firm Commitment Agreements

The separate account can enter into “firm commitment” agreements to buy securities at a fixed price or yield on a specified future date. We expect that these transactions will be relatively infrequent. For more information, see the SAI.

Investment Companies

The separate account can invest up to 10 percent of its assets in other investment companies.

Securities Lending

Subject to certain restrictions, the separate account can seek additional income by lending securities to brokers, dealers, and other financial institutions. Such brokers and dealers must be registered with the SEC and be members of the National Association of Securities Dealers, Inc. (“NASD”); any recipient must be unaffiliated with TIAA. All loans will be fully collateralized. If we lend a security, we can call in the loan at any time. For more information, see the SAI.

Borrowing

The separate account can borrow money from banks (no more than 33 1/3 percent of the market value of its assets at the time of borrowing). It can also borrow money from other sources temporarily (no more than 5 percent of the total market value of its assets at the time of borrowing). For more information, see the SAI.

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Performance Information

From time to time, we advertise the total return and average annual total return of the separate account. “Total return” means the cumulative percentage increase or decrease in the value of an investment over standard one-, five-, and ten-year periods (and occasionally other periods as well).

“Average annual total return” means the annually-compounded rate that would result in the same cumulative total return over the stated period.

All performance figures are based on past investment results. They are not a guarantee that the separate account will perform equally or similarly in the future. Write or call us for current performance figures for the separate account (see “Contacting TIAA,” below).

VALUATION OF ASSETS

We calculate the value of the assets as of the close of every valuation day. Except as noted below, we use market quotations or independent pricing services to value securities and other instruments. If market quotations or independent pricing services are not readily available, we will use “fair value,” as determined in accordance with procedures adopted by the management committee. We may also use “fair value” in certain other circumstances. For more information, see the SAI.

PORTFOLIO TURNOVER

An account that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses borne by a separate account and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. The separate account is not subject to a specific limitation on portfolio turnover, and securities of the separate account may be sold at any time such sale is deemed advisable for investment or operational reasons. The portfolio turnover rate of the separate account during recent fiscal periods are included below under Financial Highlights.

PORTFOLIO HOLDINGS

A description of the separate account’s policies and procedures with respect to the disclosure of its portfolio holdings is available in its SAI.

MANAGEMENT AND INVESTMENT ADVISORY ARRANGEMENTS

The principal responsibility for overseeing the separate account’s investments and administration rests with its management committee. Advisors manages the

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assets in the separate account. A wholly-owned indirect subsidiary of TIAA, Advisors is registered under the Investment Advisers Act of 1940. Its duties include conducting research, recommending investments, and placing orders to buy and sell securities. It also provides for all portfolio accounting, custodial, and related services for the separate account. Advisors and its personnel act consistently with the investment objectives, policies, and restrictions of the separate account.

PORTFOLIO MANAGEMENT

The following is information about the person who is primarily responsible for managing the separate account’s investments, including her relevant experience. Management of the separate account may change from time to time.

STOCK INDEX ACCOUNT
				Total Years/Months Experience
Name & Education	Title	Team Role	Experience Over Past Five Years	At TIAA	Total	On Team
Anne Sapp, CFA	Director	Quantitative Portfolio Construction	Teachers Advisors, Inc., TIAA and its affiliates 2004 to Present; Mellon Transition Management Services – 2001 to 2004; Mellon Capital Management – 1996 to 2000	0.8	18.1	0.6

The separate account’s SAI provides additional disclosure about the compensation structure of the separate account’s portfolio manager, the other funds and accounts she manages, total assets in those funds and accounts and potential conflicts of interest, as well as the portfolio manager’s ownership of securities in the separate account.

THE CONTRACT

The contract is an individual flexible-premium (you can contribute varying amounts) deferred annuity that accepts only after-tax dollars from eligible purchasers. The rights and benefits under the variable component of the contract are summarized below; however, the descriptions you read here are qualified entirely by the contract itself. The contracts are approved for sale in all of the fifty states and the District of Columbia. We are not currently offering the contracts in states in which the TIAA-CREF Life Insurance Company offers the individual deferred variable annuity contract, however, we do accept additional premiums for existing contracts (or contract replacements) in these states.

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ELIGIBLE PURCHASERS OF THE CONTRACT

In the event sales of contracts resume, an employee, trustee or a retiree of an eligible institution could also purchase a contract. For this purpose, an individual who is at least 55 years old and has completed at least five years of service at an eligible institution is considered to be a “retiree.” A spouse (or surviving spouse) of an employee, trustee or retiree of an eligible institution can also purchase a contract. Any individual who owns a TIAA or CREF annuity contract or certificate or individual insurance policy, as well as the spouse or surviving spouse of such a person, can also purchase a contract.

REMITTING PREMIUMS

Initial Premiums

TIAA has determined to temporarily suspend sales of the Teachers Personal Annuity contracts. In the event sales of contracts resume, we will issue you a contract as soon as we receive your completed application and your initial premium of at least $250 at our home office, even if you do not initially allocate any premiums to the separate account. Please send your check, payable to TIAA, along with your application to:

TIAA-CREF

P.O. Box 530189

Atlanta, GA 30353-0189

(The $250 minimum does not apply if application and payment of at least $25 is accompanied by an agreement for electronic funds transfer (EFT) or if you are using payroll deduction. We also reserve the right to temporarily waive the $250 minimum initial premium amount.) Note that we cannot accept money orders or travelers’ checks. In addition, we will not accept a third-party check where the relationship of the payor to the account owner cannot be identified from the face of the check. We will credit your initial premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we do not have the necessary information within five business days, we will contact you to explain the delay. We will return the initial premium at that time unless you consent to our keeping it and we will credit it as soon as we receive the missing information from you.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number and other information that

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will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to open an account or effect any transactions for you.

Additional Premiums Subsequent premiums must be for at least $25. Send a check payable to TIAA, along with a personalized payment coupon (supplied upon purchasing a contract) to:

TIAA-CREF

P.O. Box 530195

Atlanta, GA 30353-0195

If you do not have a coupon, use a separate piece of paper to give us your name, address and contract number. These premiums will be credited as of the business day we receive them. Currently, TIAA will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However, we reserve the right not to accept premiums under this contract after you have been given three months’ notice. If TIAA stops accepting premiums under your contract, we will accept premiums under a new replacement contract issued to you with the same annuitant, annuity starting date, beneficiary, and methods of benefit payment as those under your contract at the time of replacement.

Electronic Payment You may make initial or subsequent investments by electronic payment, such as federal wires or ACH payments. A federal wire is usually received the same day and an ACH payment is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although an ACH payment is usually less expensive than a federal wire. Here’s what you need to do:

(1)	If you are sending in an initial premium, send us your application;
(2)	Instruct your bank to wire money or send an ACH payment to:

Citibank, N.A.

ABA Number 021000089

New York, NY

Account of: TIAA

Account Number: 4068-4865

(3)	Specify on the wire or payment:
•	Your name, address and Social Security Number(s) or Taxpayer Identification Number
•	Indicate if this is for a new application or existing contract (provide contract number if existing)

Certain Restrictions Except as described below, the contract does not restrict how large your premiums are or how often you send them, although we reserve the right to impose restrictions in the future. Your total premiums and transfers to the separate account during the “free look” period cannot exceed $10,000 if you live in a state which requires us to refund all payments upon the cancellation of your contract during the free look period.

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Contributions to the fixed account are limited to $300,000 on a rolling twelve-month basis. New contributions and/or transfers from the Stock Index Account count toward this limit.

We reserve the right to reject any premium payment or to place dollar limitations on the amount of a premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a premium payment. We may also be required to block a contractowner’s account and refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity or false information, we reserve the right to take such action as we deem appropriate, which may include closing your account.

ACCUMULATION UNITS

Premiums paid to the separate account purchase accumulation units. When you remit premiums or transfer amounts into the separate account, the number of your units will increase; when you transfer amounts from the account (including applying funds to the fixed account to begin annuity income) or take a cash withdrawal, the number of your units will decrease. We calculate how many accumulation units to credit you by dividing the amount allocated to the separate account by its unit value for the business day when we received your premium. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers and cash withdrawals, we use the unit value for the business day when we receive your completed transaction request and all required information and documents. (You can choose to have your transaction completed at a later date; if you do, we will use that later date as the valuation day.) For amounts to be applied to begin annuity income, the unit value will be the one for the last valuation day of the month when we receive all required information and documentation (see “The Annuity Period,” below). For amounts to be applied to begin death benefits, the unit value will be the one for the valuation day when we receive proof of death (see “Death Benefits,” below).

The value of the accumulation units will depend mainly on investment performance, though the unit value reflects expense deductions from assets (see “Charges,” below). The unit value is calculated at the close of each valuation day. We multiply the previous day’s unit value by the net investment factor for the separate account. The net investment factor is calculated as A divided by B, where A and B are defined as: A equals the change in value of the separate account’s net assets at the end of the day, excluding the net effect of transactions

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(i.e., premiums received, benefits paid, and transfers to and from the account) made during that day. This amount is equal to the net assets at the end of the prior day (including the net effect of transactions made during the prior day) increased/decreased by realized and unrealized capital gains/losses, dividends, and investment income and decreased by expense and risk charges. B is the value of the separate account’s net assets at the end of the prior day (including the net effect of transactions made during the prior day).

MORE ABOUT REMITTING PREMIUMS

We will not be deemed to have received any premiums sent to the lockbox addresses we have designated in this prospectus for remitting premiums until the lockbox provider has processed the payment on our behalf.

THE FIXED ACCOUNT

Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA, which support insurance and annuity obligations. The general account includes all the assets of TIAA, except those in the separate account or in any other TIAA separate investment account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. The SEC staff has informed us that they have not reviewed the information in this prospectus about the fixed account.

You can allocate premiums to the fixed account or transfer from the separate account to the fixed account at any time. In contrast, you can transfer or take a cash withdrawal from the fixed account only once every 180 days. TIAA may defer payment of a transfer or cash withdrawal from the fixed account for up to six months.

Currently, TIAA guarantees that amounts in the fixed account will earn an interest rate that is at least as high as the minimum guaranteed rate allowed by the law in effect at the time your contract is issued, in the state where your contract is issued. At its discretion, TIAA can credit amounts in the fixed account with interest at a higher rate. Please call us or consult your contract for information on the applicable guaranteed rate under your contract.

This prospectus provides information mainly about the contract’s variable component, which is funded by the separate account. For more about the fixed account, see the contract itself.

TRANSFERS BETWEEN THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT

Subject to the conditions above, you can transfer some (at least $250 at a time) or all of the amount accumulated under your contract between the separate account and the fixed account. Currently, we do not charge you for transfers from the separate account to the fixed account. We do not currently limit the number of transfers from the separate account, but we reserve the right to do so in the

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future to once every 90 days. Transfers to the fixed account begin participating on the day following effectiveness of the transfer (see below).

CASH WITHDRAWALS

You can withdraw some or all of your accumulation in the separate account as cash. Cash withdrawals must be for at least $1,000 (or your entire accumulation, if less). We reserve the right to cancel any contract where no premiums have been paid to either the separate account or the fixed account for three years and your total amount in the separate account and the fixed account falls below $250. Currently, there is no charge for cash withdrawals.

If you withdraw your entire accumulation in the separate account and the fixed account, we will cancel your contract and all of our obligations to you under the contract will end.

GENERAL CONSIDERATIONS FOR ALL TRANSFERS AND CASH WITHDRAWALS

You can tell us how much you want to transfer or withdraw in dollars, accumulation units, or as a percentage of your accumulation.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a business day will be effective at the close of the next business day. You can also defer the effective date of a transfer or cash withdrawal to a future business day acceptable to us.

To request a transfer, write to TIAA’s home office, call our Automated Telephone Service at 1-800-842-2252 (there is an option to speak with a live person, if you wish) or use the TIAA-CREF Web Center’s account access feature over the Internet at www.tiaa-cref.org. If you make a telephone or Internet transfer at any time other than during a business day, it will be effective at the close of the next business day. We can suspend or terminate your ability to transfer by telephone or over the Internet at any time for any reason.

MARKET TIMING

Because this account consists of domestic portfolio securities, and has only one investment option, no specific market timing policies have been adopted by the Management Committee for the Stock Index Account. However, because you may only make transfers out of the fixed account once every 180 days, and there may be tax penalties for early withdrawals, the opportunities for market timing between the Stock Index Account and the fixed account are limited. The separate account seeks to apply its transfer restrictions to all contractowners. No exceptions are currently made with respect to these restrictions.

Transferring money back and forth among the fixed account and the Stock Index Account in an effort to “time” the market, could cause the Stock Index Account to incur transaction costs, including, among other things, expenses for buying and selling securities. These costs would be borne by all investors in the Stock Index Account. In addition, market timing can interfere with efficient

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portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies.

The Stock Index Account is not appropriate for market timing. You should not invest in the account if you want to engage in market timing.

TAX ISSUES

Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are usually taxed at the current rates for ordinary income—i.e., they are not treated as capital gains. They may subject you to early-distribution taxes or penalties as well. For details, see “Federal Income Taxes,” below.

CHARGES

Separate Account Charges

Charges are deducted each valuation day from the assets of the separate account for various services required to manage investments, administer the separate account and the contracts, and to cover certain insurance risks borne by TIAA. You will receive at least three months’ notice before we raise any of these charges. TIAA guarantees that total annual expenses will never exceed 1.50 percent.

Advisors, a wholly-owned indirect subsidiary of TIAA, provides investment management services to the separate account. TIAA itself provides the administrative services for the separate account and the contracts.

Investment Advisory Charge  This charge is for investment advice, portfolio accounting, custodial, and similar services provided for by Advisors. The investment management agreement between Advisors and the separate account sets the investment advisory fee at 0.30 percent annually. Currently, Advisors has agreed to waive a portion of that fee, so that the daily deduction is equivalent to 0.07 percent of net assets annually.

Administrative Expense Charge  This charge is for administration and operations, such as allocating premiums and administering accumulations. The current daily deduction is equivalent to 0.20 percent of net assets annually.

Mortality and Expense Risk Charge  TIAA imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current daily deduction is equal to 0.40 percent of net assets annually. Accumulations and annuity payments are not affected by changes in actual mortality experience or by TIAA’s actual expenses.

TIAA’s mortality risks come from its contractual obligations to make annuity payments and to pay death benefits before the annuity starting date. This assures that neither your own longevity nor any collective increase in life expectancy will lower the amount of your annuity payments. TIAA also bears a risk in connection with its death benefit guarantee, since a death benefit may exceed the actual amount of an accumulation at the time when it is payable.

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TIAA’s expense risk is the possibility that TIAA’s actual expenses for administering the contract and the separate account will exceed the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge is not enough to cover TIAA’s actual costs, TIAA will absorb the deficit. On the other hand, if the charge more than covers costs, the excess will belong to TIAA. TIAA will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (“TPIS”), the principal underwriter of the variable component of the contract, for distribution of the variable component of the contract.

Other Charges

No Deductions From Premiums The contract provides for no front-end charges.

Premium Taxes Currently, contracts issued to residents of several states and the District of Columbia are subject to a premium tax. Charges for premium taxes on a particular contract ordinarily will be deducted from the accumulation when the tax is applied to provide annuity payments. However, if a jurisdiction requires payment of premium taxes at other times, such as when premiums are paid or when cash withdrawals are taken, we will deduct premium taxes at those times. Current state premium taxes, where charged, range from 1.00 percent to 3.50 percent of annuity payments.

Brokerage Fees And Related Transaction Expenses

Brokers’ commissions, transfer taxes, and other portfolio fees are charged directly to the separate account (see the SAI).

THE ANNUITY PERIOD

All annuity payments are paid to the contractowner from the fixed account. TIAA fixed annuity payments are usually monthly. You can choose quarterly, semi-annual, and annual payments as well. TIAA reserves the right not to make payments at any interval that would cause the initial payment to be less than $100.

The value of the amount accumulated upon which payments are based will be set at the end of the last calendar day of the month before the annuity starting date. We transfer your separate account accumulation to the fixed account on that day. At the annuity starting date, the dollar amount of each periodic annuity payment is fixed, based upon the number and value of the separate account accumulation units being converted to annuity income, the annuity option chosen, the ages of the annuitant and (under a survivor income option) the annuity partner, and the annuity purchase rates at that time. (These will not be lower than the rates provided in your contract.) Payments will not change while the annuitant and the annuity partner (under a survivor income option) are alive. After the end of the accumulation period, your contract will no longer participate in the separate account. The total value of annuity payments may be more or less than total premiums paid by the contractowner.

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Technically all benefits are payable at TIAA’s home office, but we will send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments sent changes, it is your responsibility to let us know. We can send payments to your residence or bank abroad, although there are some countries where the U.S. Treasury Department imposes restrictions.

ANNUITY STARTING DATE

Generally, you pick an annuity starting date (it has to be the first day of a month) when you first apply for a contract. If you do not, we will tentatively assume the annuity starting date will be the latest permissible annuity starting date (i.e., the first day of the month of the annuitant’s ninetieth birthday). You can change the annuity starting date at any time before annuity payments begin (see “Choices and Changes,” below). In any case, the annuity starting date must be at least fourteen months after the date your contract is issued.

For payments to begin on the annuity starting date, we must have received all information and documentation necessary for the income option you’ve picked. (For more information, contact TIAA—see below.) If we haven’t received all the necessary information, we will defer the annuity starting date until the first day of the month after the information has reached us, but not beyond the latest permissible annuity starting date. If, by the latest permissible annuity starting date, you have not picked an income option or if we have not otherwise received all the necessary information, we will begin payments under the automatic election option stated in your contract. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment.

INCOME OPTIONS

You may select from the several income options set forth in your contract (all from the fixed account) or any other annuity option available from TIAA at the time of selection. However, federal tax law might limit the options available to you. You may change your choice any time before payments begin, but once they have begun no change can be made. You have a number of different annuity options to choose among.

The current options are:

Single Life Annuity Pays income (usually monthly) as long as the annuitant lives. Remember: All payments end at the annuitant’s death so that it would be possible, for example, for the contractowner to receive only one payment if the annuitant died less than a month after annuity payments started. If you die before the annuitant, your beneficiary becomes the contractowner.

Single Life Annuity with a 10-, 15-, or 20-Year Guaranteed Period Pays income (usually monthly) as long as the annuitant lives or until the end of the guaranteed period, whichever is longer. If the annuitant dies before the period is up, payments continue for the remaining time. If you die while any payments remain due, your beneficiary becomes the contractowner.

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Payments for a Fixed Period Pays income (usually monthly) for a stipulated period of not less than two nor more than thirty years. At the end of the period you have chosen, payments stop. If you die before the period is up, your beneficiary becomes the contractowner.

Survivor Income Options Pays income at least as long as the annuitant and the annuity partner are alive, then continues upon the death of one at either the same or a reduced level until the second person dies. Once annuity payments begin under a survivor annuity, you cannot change the annuity partner. If you die while any payments remain due, your beneficiary becomes the contractowner.

Full Benefit, With or Without Guaranteed Period If the annuitant or the annuity partner dies, payments continue for the life of the survivor. If you have not chosen a guaranteed period, all payments stop when the second person dies. If you have chosen a guaranteed period of 10, 15, or 20 years and both the annuitant and the annuity partner die before it elapses, payments still continue for the rest of the period.

Two-Thirds Benefit, With or Without Guaranteed Period If the annuitant or the annuity partner dies, payments of two-thirds of the amount that would have been paid if both had lived continue for the life of the survivor. If you have not chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15, or 20 years and both the annuitant and the annuity partner die before it elapses, payments of two-thirds of the amount that would have been paid if both had lived continue for the rest of the period.

Half-Benefit After the Death of the Annuitant, With or Without Guaranteed Period If the annuity partner outlives the annuitant, payments of half the amount that would have been paid if the annuitant had lived will continue for the life of the annuity partner. If you haven’t chosen a guaranteed period, all payments stop when the second person dies. If you’ve chosen a guaranteed period of 10, 15, or 20 years and both the annuitant and the annuity partner die before it elapses, payments of half the amount that would have been paid if the annuitant had lived continue for the rest of the period.

We may make variable income options available in the future, subject to applicable law.

DEATH BENEFITS

Death benefits become payable when we receive proof that you or the annuitant has died during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period (see “Choices and Changes,” below). For more information on designating beneficiaries, contact TIAA or your legal advisor. If the annuitant dies during the accumulation period, you become the death benefit payee.

Currently, your accumulation will continue participating in the investment experience of the separate account up to and including the day when we receive

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proof of death. Ordinarily, we will transfer your separate account accumulation to the fixed account as of the day we receive proof of death. However, if the contractowner’s spouse is the sole beneficiary, when the contractowner dies the spouse can choose to become the contractowner and continue the contract, or receive the death benefit. If the spouse does not make a choice within 60 days after we receive proof of death, no transfer will be made and the spouse will automatically become the contractowner. The spouse will also become the annuitant if the contractowner was the annuitant. Pending insurance department approval, the terms of your contract may be amended to clarify that your accumulation will be transferred to the fixed account only after we have received proof of death and all other necessary forms and documentation.

The amount of the death benefit will equal the greater of (1) the amount you have accumulated in the separate and fixed accounts on the day we receive proof of death or, if that is not a business day, on the next business day, or (2) the total premiums paid under your contract minus any cash withdrawals (or surrender charges on cash withdrawals or transfers from the fixed account). If (2) is greater than (1), we will deposit the difference in the fixed account as of the day we receive proof of death.

You can choose in advance the method by which death benefits should be paid, or you can leave it up to the death benefit payee. Except with the Single-Sum Payment and Interest Payments methods, the amount of each periodic payment is fixed (see “The Fixed Account,” above). While you and the annuitant are both alive, you can change the method of payment you’ve chosen. You can also stipulate that your beneficiary not change the method you’ve specified in advance. (To choose, change, or restrict the method by which death benefits are to be paid, you or your beneficiary has to notify us in writing.) Once death benefits start, the method of payment cannot be changed.

To pay a death benefit, TIAA must have received all necessary forms and documentation. (For more information, contact TIAA—see below.) Even if we have not received all of the required information, death benefits must begin by the first day of the month following the 60th day after we receive proof of death. If no method of payment has been chosen by that time, we will have the option of paying the entire death benefit to the death benefit payee within five years of death, using the Payments for a Fixed Period method. If the contractowner is not a natural person (e.g., it is an estate or a corporation), we will apply these distribution requirements if the annuitant dies.

METHODS OF PAYMENT

TIAA limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. (For more information, see “Taxation of Annuities,” below.) With methods offering periodic payments, benefits are usually monthly, but the death benefit payee can request to receive them quarterly, semiannually, or annually instead. Federal law may restrict the availability of certain methods to the death benefit payee; conversely, TIAA may

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offer additional methods in the future. At present, the methods of payment for TIAA death benefits are:

Single-Sum Payment The entire death benefit is paid at once (within seven days after we receive all necessary forms and documentation). When the beneficiary is an estate, the single-sum method is automatic, and TIAA reserves the right to pay death benefits only as a single sum to corporations, trustees, partnerships, guardians, or any beneficiary not a natural person.

Single Life Annuity Payable monthly for the life of the death benefit payee, with payments ending when he or she dies.

Single Life Annuity With a 10-, 15-, or 20-Year Guaranteed Period Payable monthly for the death benefit payee’s lifetime or until the end of the period chosen, whichever is later. If he or she dies before the period is up, the remaining payments continue to the person named to receive them (see “Choices and Changes,” below). Federal tax law says the guaranteed period selected cannot exceed the death benefit payee’s life expectancy.

Payments for a Fixed Period Payable over two to thirty years, as determined by you or your beneficiary. At the end of the selected period, payments stop. If the death benefit payee dies before the period is up, the remaining payments continue to the person named to receive them. Federal tax law says the fixed period selected cannot exceed the death benefit payee’s life expectancy.

Interest Payments We will pay interest on the amount of the death benefit each month for two to thirty years. You (or your beneficiary, unless you specify otherwise) choose the period. The death benefit is payable at the end of the period chosen. If the death benefit payee dies before the interest payment period is up, the death benefit becomes payable immediately. For this interest-only method, the death benefit must be at least $5,000.

The Single Life Annuity and the Single Life Annuity With A 10-, 15-, or 20-Year Guaranteed Period methods are available only if the death benefit payee is a natural person. Under any method (except the Interest Payments method) that would result in payments of less than $100 a month, we reserve the right to require a change in choice that will result in payments of $100 or more.

TIMING OF PAYMENTS

Usually we will make the following kinds of payments from the separate account within seven calendar days after we’ve received the information we need to process a request:

1.	Cash withdrawals;
2.	Transfers to the fixed account; and
3.	Death benefits.

We can extend the seven-day period only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that is not a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell

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securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners.

FEDERAL INCOME TAXES

The following discussion is based on our understanding of current federal income tax law under current IRS interpretations. We cannot guarantee that the law or the IRS’s interpretation will not change.

We have not considered any applicable state or other tax laws. Of course, your own tax status or that of your beneficiary could affect your final outcome.

TAX STATUS OF THE CONTRACT

Diversification Requirements Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Owner Control Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you’d have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control. The Treasury Department says that the regulations on investment diversification do not provide guidance about when and how investor control of a segregated asset account’s investment could cause the investor rather than the insurance company to be treated as the owner of the assets for tax purposes.

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS might not rule the same way in your case. TIAA reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account’s assets for tax purposes.

Required Distributions To qualify as an annuity contract under section 72(s) of the IRC, a contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner’s death, the IRS will consider these requirements satisfied for any part of the owner’s interest payable to or for the benefit of a “designated beneficiary”

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and distributed over the beneficiary’s life or over a period that cannot exceed the beneficiary’s life expectancy. A designated beneficiary is the person the owner names to assume ownership when the owner dies. A designated beneficiary must be a natural person. If a contractowner’s spouse is the designated beneficiary, he or she can continue the contract when the contractowner dies.

The contract is designed to comply with section 72(s). TIAA will review the contract and amend it if necessary to make sure that it continues to comply with the section’s requirements.

TAXATION OF ANNUITIES

Assuming the contracts qualify as annuity contracts for federal income tax purposes:

In General IRC section 72 governs annuity taxation generally. We believe an owner who is a natural person usually will not be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Assigning, pledging, or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the accumulation over the “investment in the contract.”

The following discussion applies generally to contracts owned by a natural person:

Withdrawals If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value immediately before the withdrawal exceeds the investment in the contract. Any remaining portion of the withdrawal is not taxable. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner’s behalf.

If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

Annuity Payments Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, gross income does not include that fraction of any annuity income payments that equals the ratio of investment in the contract to the expected return at the annuity starting date. After you recover your investment in the contract, all additional annuity payments are fully taxable.

Taxation of Death Benefit Proceeds Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they are taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments. Generally, under the Interest Payments method the death benefit will be taxed as though it

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were distributed as a single-sum payment at the beginning of the payment period, with interest taxed as it is paid.

Penalty Tax on Some Withdrawals You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1)	on or after you reach 59 1/2;
(2)	after you die (or after the annuitant dies, if the owner is not an individual);
(3)	after you become disabled; or
(4)	that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint life (or life expectancy) of you and your beneficiary.

Possible Tax Changes Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT

Transferring contract ownership, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that we do not discuss here. If you’re thinking about any of those transactions, contact a tax adviser.

WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, most recipients can usually choose not to have tax withheld from distributions.

MULTIPLE CONTRACTS

In determining gross income, section 72(e) generally treats as one contract all TIAA and its affiliate’s non-qualified deferred annuity contracts issued after October 21, 1988, to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10 percent penalty tax (see above). It is possible, for instance, that if you take annuity payments from only one of the contracts, they could be taxed like individual withdrawals (see above). There might be other situations where Treasury concludes that it would be appropriate to treat two or more annuity contracts purchased by the same owner as if they were one contract. Consult a tax adviser before buying more than one annuity contract that falls within the scope of these rules.

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POSSIBLE CHARGE FOR TIAA’S TAXES

Currently we do not charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes—see above) but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

TAX ADVICE

What we tell you here about federal and other taxes is not comprehensive and is for general information only. It does not cover every situation. Taxation varies depending on the circumstances, and foreign, state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

VOTING RIGHTS

When contractowner meetings are held, contractowners generally can vote: (1) to elect the management committee; (2) to ratify the selection of an independent auditor for the separate account; and (3) on any other matter that requires a vote by contractowners.

On the record date, you will have one vote per dollar of your accumulation.

When we use the phrase “majority of outstanding voting securities” in this prospectus and the SAI, we mean the lesser of: (a) 67 percent of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50 percent of the outstanding voting securities. If a majority of outstanding voting securities is not required to decide a question, we will generally require a quorum of 10 percent of the securities, with a simple majority of votes cast required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict your voting rights, we reserve the right to act as permitted.

GENERAL MATTERS

CHOICES AND CHANGES

As long as the contract permits, the contractowner (or the annuitant, the annuity partner, beneficiary, or any other payee) can choose or change any of the following: (1) an annuity starting date; (2) an income option; (3) a transfer; (4) a method of payment for death benefits; (5) an annuity partner, beneficiary, or other person named to receive payments; and (6) a cash withdrawal or other distribution. You have to make your choices or changes via a written notice satisfactory to us and received at our home office (see below). You can change the terms of a transfer, cash withdrawal, or other cash distribution only before they are scheduled to take place. When we receive a notice of a change in beneficiary or other person named to receive payments, we will execute the change as of the date it was signed, even if the signer dies in the meantime. We execute all other

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changes as of the date received. As already mentioned, we will delay the effective date of some transactions until we receive additional documentation (see “Remitting Premiums,” above).

TELEPHONE AND INTERNET TRANSACTIONS

You can use our Automated Telephone Service (ATS) or the TIAA-CREF Web Center’s account access feature over the Internet to check your accumulation balances and/or your current allocation percentages, transfer between the separate account and the fixed account, and/or allocate future premiums to the separate account or the fixed account.

You will be asked to enter your Personal Identification Number (PIN) and Social Security Number for both systems. Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made over the ATS and through the Web Center are electronically recorded.

To use the ATS, you need to call 800-842-2252 on a touch-tone phone. To use the Web Center’s account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by telephone or over the Internet at any time for any reason. Also, telephone and Internet transactions may not always be available. TIAA will not be responsible for loss due to unauthorized or fraudulent transactions if it follows such procedures.

CONTACTING TIAA

We will not consider any notice, form, request, or payment to have been received by TIAA until it reaches our home office: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 800-223-1200.

CUSTOMER COMPLAINTS

Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800-223-1200.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 800-223-1200, and we will send it to you.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the separate account prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one contractowner lives there. If you would

TIAA Separate Account VA-1 Prospectus	27

prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 800-233-1200, or write us.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

DISTRIBUTION OF THE CONTRACTS

The contracts are offered continuously by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, LLC (Services), which are both registered with the SEC as broker-dealers, are members of the NASD and are direct or indirect subsidiaries of TIAA. TPIS may be considered the “principal underwriter” for interests in the contract. Anyone distributing the contract must be a registered representative of either TPIS or Services, whose main offices are both at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the contracts.

LEGAL PROCEEDINGS

The assets of the separate account are not subject to any legal actions. Neither TIAA nor TPIS nor Advisors is involved in any legal action that we consider material to its obligations to the separate account.

28	Prospectus TIAA Separate Account VA-1

CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account. The condensed financial information is derived from the separate account financial statements audited by Ernst & Young LLP, an independent registered public accounting firm. The table shows per accumulation unit data for each variable investment account of the separate account. The data should be read in conjunction with the financial statements and other financial information included in the SAI, which is available without charge upon request.

	Year Ended December 31,
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
PER ACCUMULATION UNIT DATA:
Investment income	$1.359	$1.041	$0.965	$0.916	$0.966	$0.961	$0.908	$0.847	$0.807	$0.745
Expense charges	0.468	0.310	0.218	0.253	0.301	0.270	0.223	0.182	0.150	0.170
Investment income—net	0.891	0.731	0.747	0.663	0.665	0.691	0.685	0.665	0.657	0.575
Net realized and unrealized gain (loss) on investments	6.727	15.066	(15.200)	(9.499)	(7.024)	13.051	12.407	12.429	6.755	8.565
Net increase (decrease) in Accumulation Unit Value	7.618	15.797	(14.453)	(8.836)	(6.359)	13.742	13.092	13.094	7.412	9.140
ACCUMULATION UNIT VALUE:
Beginning of year	67.900	52.103	66.556	75.392	81.751	68.009	54.917	41.823	34.411	25.271
End of year	$75.518	$67.900	$52.103	$66.556	$75.392	$81.751	$68.009	$54.917	$41.823	$34.411
RATIOS TO AVERAGE NET ASSETS:
Expenses(1)	0.67%	0.53%	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%	0.40%	0.55%
Investment income—net	1.28%	1.26%	1.27%	0.97%	0.82%	0.95%	1.14%	1.36%	1.74%	1.87%
Portfolio turnover rate	4.90%	4.14%	5.33%	9.86%	20.68%	37.93%	45.93%	2.39%	4.55%	0.98%
Thousands of Accumulation Units outstanding at end of year	12,123	12,176	11,801	12,517	13,147	12,630	11,145	9,901	6,768	2,605
(1)	Advisors has agreed to waive a portion of its investment advisory fee. Without this waiver, the Stock Index Account’s expense ratio for the periods listed would have been higher.

TIAA Separate Account VA-1 Prospectus	29

Table of Contents for

Statement of Additional Information

B-2	Investment Restrictions

B-3	Investment Policies and Risk Considerations

B-3	Options and Futures

B-5	Firm Commitment Agreements and Purchase of “When-Issued” Securities

B-5	Lending of Securities

B-5	Repurchase Agreements

B-6	Swap Transactions

B-6	Segregated Accounts

B-6	Other Investment Techniques and Opportunities

B-6	Portfolio Turnover

B-7	Valuation of Assets

B-7	Equity Securities

B-7	Money Market Instruments

B-7	Options

B-	Investments for Which Market Quotations Are Not Readily Available

B-7	Disclosure of Portfolio Holdings

B-9	Management

B-9	Separate Account Management Committee and Officers

B-11	Compensation of Managers

B-13	Proxy Voting Policies

B-13	Investment Advisory and Related Services

B-13	Investment Advisory Services

B-14	Personal Trading Policy

B-14	Information About the Separate Account’s Portfolio Management

B-15	Administrative Services

B-15	Advisors and TIAA

B-15	Custody of Portfolio

B-15	Independent Registered Public Accounting Firm

B-15	Brokerage Allocation

B-16	Periodic Reports

B-16	General Matters

B-16	Assignment of Contracts

B-16	Payment to an Estate, Guardian, Trustee, etc.

B-16	Benefits Based on Incorrect Information

B-16	Proof of Survival

B-16	State Regulation

B-16	Legal Matters

B-16	Experts

B-17	Additional Information

B-17	Other Information

B-17	Financial Statements

B-18	Appendix A: TIAA-CREF Policy Statement on Corporate Governance

30	Prospectus TIAA Separate Account VA-1

How to Reach Us

TIAA-CREF Web Center

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa-cref.org

24 hours a day, 7 days a week

Automated Telephone Service

Check account performance and accumulation balances, change allocations, transfer funds and verify credited premiums

(800) 842-2252

24 hours a day, 7 days a week

Telephone Counseling Center

Retirement saving and planning,income options and payments, and tax reporting

(800) 842-2776

8 a.m. to 10 p.m. ET, Monday–Friday

9 a.m. to 6 p.m. ET, Saturday

Planning and Service Center

TIAA-CREF Mutual Funds, after-tax annuities and life insurance

(800) 223-1200

8 a.m. to 10 p.m. ET, Monday–Friday

For Hearing- or Speech-Impaired Participants

(800) 842-2755

8 a.m. to 10 p.m. ET, Monday–Friday

9 a.m. to 6 p.m. ET, Saturday

TIAA-CREF Trust Company, FSB

Investment management, trust administration, estate planning, planned giving and endowment management

(888) 842-9001

8 a.m. to 5 p.m. CT, Monday–Friday

TIAA-CREF Tuition Financing, Inc.

Tuition financing programs

(888) 381-8283

8 a.m. to 11 p.m. ET, Monday–Friday

©2005 Teachers Insurance and Annuity Association–College

Retirement Equities Fund (TIAA-CREF), New York, NY 10017

Printed on recycled paper A10857 05/05

STATEMENT OF ADDITIONAL INFORMATION

Individual Deferred Variable Annuities

Funded through

TIAA SEPARATE ACCOUNT VA-1

of

Teachers Insurance and Annuity

Association of America

MAY 1, 2005

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in connection with the current prospectus dated May 1, 2005 (the “Prospectus”) for the variable annuity that is the variable component of the contract. The Prospectus is available without charge upon written or oral request to: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, Attention: Central Services; telephone 800-223-1200. Terms used in the Prospectus are incorporated in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

Table of Contents for the Statement of Additional Information

B-2	Investment Restrictions
B-3	Investment Policies and Risk Considerations
B-3	Options and Futures
B-5	Firm Commitment Agreements and Purchase of “When-Issued Securities”
B-5	Lending of Securities
B-5	Repurchase Agreements
B-6	Swap Transactions
B-6	Segregated Accounts
B-6	Other Investment Techniques and Opportunities
B-6	Portfolio Turnover
B-7	Valuation of Assets
B-7	Equity Securities
B-7	Money Market Instruments
B-7	Options
B-7	Disclosure of Portfolio Holdings
B-9	Management
B-9	Separate Account Management Committee and Officers
B-11	Compensation of Managers
B-13	Proxy Voting Policies
B-13	Investment Advisory and Related Services
B-13	Investment Advisory Services

B-14	Personal Trading Policy
B-14	Information About the Separate Account’s Portfolio Management
B-15	Administrative Services
B-15	Advisors and TIAA
B-15	Custody of Portfolio
B-15	Independent Registered Public Accounting Firm
B-15	Brokerage Allocation
B-16	Periodic Reports
B-16	General Matters
B-16	Assignment of Contracts
B-16	Payment to an Estate, Guardian, Trustee, etc.
B-16	Benefits Based on Incorrect Information
B-16	Proof of Survival
B-16	State Regulation
B-16	Legal Matters
B-16	Experts
B-17	Additional Information
B-17	Other Information
B-17	Financial Statements
B-51	Appendix A: TIAA-CREF Policy Statement on Corporate Governance

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies with respect to the separate account and may not be changed without the approval of a majority of the outstanding voting securities, as that term is defined under the Investment Company Act of 1940 (“1940 Act”) , in the separate account:

1.	The separate account will not issue senior securities except as Securities and Exchange Commission (“SEC”) regulations permit;
2.	The separate account will not borrow money, except: (a) the separate account may purchase securities on margin, as described in restriction 9 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of the separate account’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5% of the separate account’s total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for the separate account;
3.	The separate account will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;
4.	The separate account will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;
5.	The separate account will not make an investment in an industry if after giving effect to that investment the separate account’s holding in that industry would exceed 25% of the separate account’s total assets—this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;
6.	The separate account will not purchase real estate or mortgages directly;
7.	The separate account will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;
8.	The separate account will not make loans, except: (a) that it may make loans of portfolio securities not exceeding 33 1/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements may be made; (c) privately placed debt securities may be purchased; or (d) participation interests in loans, and similar investments, may be purchased; and
9.	The separate account will not purchase any security on margin (except that the separate account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

B-2	Statement of Additional Information TIAA Separate Account VA-1

INVESTMENT POLICIES AND RISK CONSIDERATIONS

OPTIONS AND FUTURES

The separate account may engage in options and futures strategies to the extent permitted by the New York State Insurance Department (“NYID”) and subject to SEC and Commodity Futures Trading Commission (“CFTC”) requirements. It is not the intention of the separate account to use options and futures strategies in a speculative manner, but rather primarily as hedging techniques or for cash management purposes.

Options. Option-related activities could include (1) the sale of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) the buying of covered put option contracts, and the selling of put option contracts to close out a position acquired through the purchase of such options; and (3) the selling of call option contracts or the buying of put option contracts on groups of securities and on futures on groups of securities and the buying of similar call option contracts or the selling of put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the separate account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. As the seller of a call option, the separate account has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option benefits the separate account if over the option period the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the separate account risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The separate account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option which it had previously sold on that security. Depending on the premium for the call option purchased by the separate account, the separate account will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the separate account, as purchaser, pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the separate account, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case the option would expire worthless and the entire premium would be lost.

The separate account may close out a position acquired through buying a put option by selling a put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premium of the put option sold by the separate account, the separate account would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of the separate account’s portfolio of securities. To the extent that the separate account’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before the separate account deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the separate account may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on future investments than actually may be available at the future time. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

TIAA Separate Account VA-1 Statement of Additional Information	B-3

A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract—assuming a “long” position—the separate account legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—the separate account legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the separate account usually will be liquidated in this manner, the separate account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the separate account. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions simply are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the separate account with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, the separate account may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the separate account can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the separate account will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by the separate account upon the purchase or sale of a futures contract. Initially, the separate account will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the separate account upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the separate account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the separate account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the separate account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the separate account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the separate account may elect to close the position by taking an opposite position which will operate to terminate the separate account’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the separate account, and the separate account realizes a loss or a gain. All margin payments will be made to a custodian in the broker’s name.

There are several risks in connection with the use by the separate account of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. The separate account will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the separate account’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts by the separate account for hedging purposes also is subject to the user’s ability to predict correctly movements in the direction of the market. For example, it is possible that, where the separate account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the separate account’s portfolio may decline. If this occurred, the separate account would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of the separate account’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the separate account has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the separate account will lose part or all of the benefit

B-4	Statement of Additional Information TIAA Separate Account VA-1

of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the separate account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The separate account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Teachers Advisors, Inc. (“Advisors”), the separate accounts investment advisor, still may not result in a successful hedging transaction over a very short time period.

The separate account may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that the separate account enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions which permit the funds to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act. The Separate Account has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and therefore, is not subject to registration as commodity pool operators. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5% of the liquidation value of the separate account’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5%).

Options and futures transactions may increase the separate account’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

FIRM COMMITMENT AGREEMENTS AND PURCHASE OF “WHEN-ISSUED” SECURITIES

The separate account can enter into firm commitment agreements for the purchase of securities on a specified future date. When the separate account enters into firm commitment agreements, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the separate account at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the separate account to purchase the security at a price above the current market price on the date of delivery and payment. During the time the separate account is obligated to purchase such securities, it will be required to segregate assets (see “Segregated Accounts,” below The separate account will not purchase securities on a “when issued” basis if, as a result, more than 15% of its net assets would be so invested.

LENDING OF SECURITIES

Subject to the separate account’s investment restriction relating to loans of portfolio securities, the separate account may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of the National Association of Securities Dealers, Inc. (“NASD”), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, the separate account will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the NYID (not to fall below 100% of the market value of the loaned securities), as reviewed daily. By lending its securities, the separate account will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the separate account by the borrower of the securities. Such loans will be terminable by the separate account at any time and will not be made to affiliates of TIAA. The separate account may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The separate account may pay reasonable fees to persons unaffiliated with the separate account for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

REPURCHASE AGREEMENTS

Repurchase agreements have the characteristics of loans by the separate account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of

TIAA Separate Account VA-1 Statement of Additional Information	B-5

the repurchase agreement, the separate account retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the separate account’s seller to deposit with the separate account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The separate account will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the separate account may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the separate account would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the separate account; in such event the separate account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

SWAP TRANSACTIONS

The separate account may, to the extent permitted by the NYID and the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into swap transactions, the separate account may be able to protect the value of a portion of its portfolio against declines in market value. The separate account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. The separate account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the separate account. However, there can be no assurance that the return the separate account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the separate account will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the separate account would be limited to contractual remedies under the swap agreement. There can be no assurance that the separate account will succeed when pursuing its contractual remedies. To minimize the separate account’s exposure in the event of default, the separate account will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When the separate account enters into swap transactions on a net basis, the net amount of the excess, if any, of the separate account’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the separate account’s custodian. To the extent the separate account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the separate account’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis (see “Segregated Accounts,” below).

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.

To the extent that there is an imperfect correlation between the return the separate account is obligated to swap and securities or instruments representing such return, the value of the swap transaction may be adversely affected. The separate account therefore will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the separate account to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the separate account.

SEGREGATED ACCOUNTS

In connection with when-issued securities, firm commitments, and certain other transactions in which the separate account incurs an obligation to make payments in the future, the separate account may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets such as cash, United States Government securities or other appropriate high grade debt obligations or other securities as may be permitted by law.

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

The separate account may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, irrespective of how these actions may affect the weight of the particular securities in the separate account’s portfolio.

PORTFOLIO TURNOVER

The securities transactions engaged in by the separate account are reflected in the separate account’s portfolio turnover

B-6	Statement of Additional Information TIAA Separate Account VA-1

rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the separate account’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the separate account and ultimately by the separate account’s contractowners. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

The separate account has no fixed policy on portfolio turnover. Because a higher portfolio turnover rate will increase brokerage costs to the separate account, however, Advisors will carefully weigh the added costs of short-term investment against the gains and reductions in index tracking error anticipated from such transactions. The portfolio turnover rates in 2004 and 2003 for the separate account were 4.90% and 4.14%, respectively.

VALUATION OF ASSETS

The assets of the separate account are valued as of the close of each valuation day.

EQUITY SECURITIES

We usually use market quotations or independent pricing services to value securities and other instruments held by the separate account. If market quotations or independent pricing services are not readily available, we will use a security’s “fair value,” as determined in accordance with procedures adopted by the Management Committee. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time the separate account’s net asset value (NAV) is calculated. The use of fair value pricing may result in changes to the prices of portfolio securities, which could have an effect on a fund’s NAV.

MONEY MARKET INSTRUMENTS

Money market instruments for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities, or are derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Values for money market instruments will be obtained either from one or more of the major market makers or from one or more of the financial information services for the securities to be valued.

O PTIONS

Portfolio investments underlying options are valued as described above. Stock options written by the separate account are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the separate account net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when the separate account writes a call option, the amount of the premium is included in the separate account’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the separate account enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the separate account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from the separate account’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Management Committee has adopted policies and procedures governing the disclosure by the separate account and Advisors of the separate account’s portfolio holdings to third parties, in order to ensure that this information is disclosed in a manner that is in the best interests of all contractowners. As a threshold matter, except as described below, the separate account and Advisors will not disclose the separate account’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The separate account will disclose its portfolio holdings to all third parties who request it after that period. In addition, the separate account and Advisors may disclose the ten largest holdings of the separate account to third parties ten days after the end of the calendar month.

The separate account and Advisors may disclose the separate account’s portfolio holdings to third parties outside the time restrictions described above as follows:

•	Portfolio holdings in any particular security can be made available to stock exchanges or regulators, and portfolio holdings in a particular issuer’s securities can be made available to that issuer, in each case subject to approval of Advisors’ Area Compliance Officer, the Chief Compliance Officer or an attorney holding the title of Chief Counsel or above.

TIAA Separate Account VA-1 Statement of Additional Information	B-7

•	Portfolio holdings can be made available to rating and ranking organizations subject to a written confidentiality agreement in which the organization agrees not to trade on the information.
•	Portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of the separate account’s portfolio holding information to that third party is
•	approved by an individual holding the title of Executive Vice President or above;
•	approved by an individual holding the title of Chief Counsel or above; and
•	subject to a written confidentiality agreement in which the third party agrees not to trade on the information.

On an annual basis, the Management Committee and the board of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for their review and approval.

Currently, the separate account has ongoing arrangements to disclose, in accordance with all of the provisions of the separate account’s portfolio holdings disclosure policy, the portfolio holdings of the separate account to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.; The Thomson Corporation; and Bloomberg L.P. No compensation was received by the separate account, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the separate account.

In addition, occasionally the separate account and Advisors disclose to certain broker-dealers the separate account’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the separate account’s portfolio management and trading strategies. These disclosures are done in accordance with the separate account’s portfolio holdings disclosure policy.

The separate account sends summaries of its portfolio holdings to shareholders semi-annually as part of its annual and semi-annual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the separate account’s policy as stated above, by writing to us at TIAA, [P.O. Box 4674, New York, NY 10164.]

B-8	Statement of Additional Information TIAA Separate Account VA-1

MANAGEMENT

SEPARATE ACCOUNT MANAGEMENT COMMITTEE AND OFFICERS

The following table includes certain information about the separate account’s Management Committee members (“Managers”) and officers including positions held with the separate account, length of office and time served and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each Manager and certain directorships held by each of them. The first table includes information about the separate account’s disinterested Managers and the second table includes information about the separate account’s officers.

DISINTERESTED MANAGERS

Name, address and age	Position(s) held with account	Term of office and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by manager	Other directorships held by manager
Willard T. Carleton 4911 E. Parade Ground Loop Tucson, AZ 85712-6623 Age: 70	Manager	Indefinite term. Manager since 2001.	Professor of Finance Emeritus, University of Arizona, College of Business and Public Administration, 2001—present. Formerly, Donald R. Diamond Professor of Finance, University of Arizona, 1999—2001, and Karl L. Eller Professor of Finance, University of Arizona, 1984—1999. Trustee of TIAA, 1984—2003.	60	None
Nancy L. Jacob Windermere Investment Associates 121 S.W. Morrison Street Suite 925 Portland, OR 97204 Age: 62	Chairman of the Management Committee	Indefinite term. Manager since 2001.	President and Managing Principal, Windermere Investment Associates, 1997—present. Formerly, Chairman and Chief Executive Officer, CTC Consulting, Inc., 1994—1997 and Executive Vice President, U.S. Trust of the Pacific Northwest, 1993—1996.	60	Director and Chairman of the Investment Committee of the Okabena Company (financial services).
Bevis Longstreth Debevoise & Plimpton 919 Third Avenue New York, NY 10022-6225 Age: 71	Manager	Indefinite term. Manager since 2001.	Retired Partner, Debevoise & Plimpton. Formerly, Partner (1970—1981, 1984—1997) and Of Counsel (1998—2001) of Debevoise & Plimpton, Adjunct Professor at Columbia University School of Law, 1994—1999 and Commissioner of the U.S. Securities and Exchange Commission, 1981—1984.	60	Member of the Board of Directors of AMVESCAP, PLC, member of Board of Directors of Grantham, Mayo & Von Otterloo & Co., LLC (GMO) (investment management firm) and Chairman of the Finance Committee of the Rockefeller Family Fund.
Bridget A. Macaskill 160 East 81st Street New York, NY 10028 Age: 56	Manager	Indefinite term. Manager since 2003.	Independent Consultant for Merrill Lynch, 2003—present. Formerly, Chairman, Oppenheimer Funds, Inc., 2000—2001. Chief Executive Officer, 1995—2001; President, 1991—2000; and Chief Operating Officer, 1989—1995 of that firm.	60	Director, J Sainsbury plc (food retailer) and Prudential plc. International Advisory Board, British-American Business Council.
Maceo K. Sloan NCM Capital Management Group, Inc. 2634 Durham-Chapel Hill Boulevard Suite 206 Durham, NC 27707 Age: 55	Manager	Indefinite term. Manager since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc., 1991—present; Chairman and Chief Executive Officer, NCM Capital Management Group, Inc., since 1999; and Chairman, CEO and CIO, NCM Capital Advisers Inc., 2003—present.	60	Director, SCANA Corporation (energy holding company) and M&F Bancorp, Inc.
Ahmed H. Zewail California Institute Of Technology Arthur Amos Noyes Laboratory of Chemical Physics Mail Code 127-72 1200 East California Boulevard Pasadena, CA 91125 Age: 59	Manager	Indefinite term. Manager since 2004.	Linus Pauling Chair Professor of Chemistry and Professor of Physics, Caltech, 1996—present; and Director, NSF Laboratory for Molecular Sciences (LMS), Caltech, 1995—present.	60	None

TIAA Separate Account VA-1 Statement of Additional Information	B-9

Management	Managers and officers of the TIAA Separate Account VA-1	continued

OFFICERS

Name, address and age	Position(s) held with account	Term of office and length of time served	Principal occupation(s) during past 5 years
Herbert M. Allison, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 61	President and Chief Executive Officer	Indefinite term. President and Chief Executive Officer since 2002.	Chairman, President and Chief Executive Officer of TIAA since 2002. President and Chief Executive Officer of CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (these funds are collectively referred to as the “TIAA-CREF Funds”) since 2002. Formerly, President and Chief Executive Officer of Alliance for LifeLong Learning, Inc., 2000—2002. President, Chief Operating Officer and Member of the Board of Directors of Merrill Lynch & Co., Inc., 1997—1999. Member of the Board of Directors, New York Stock Exchange.
Gary Chinery TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 55	Vice President and Treasurer	Indefinite term. Vice President and Treasurer since 2004.	Vice President and Treasurer of TIAA and the TIAA-CREF Funds since 2004. Vice President and Treasurer of Advisors, TIAA-CREF Investment Management, LLC (“Investment Management”), TIAA-CREF Individual and Institutional Services, LLC (“Services”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Tuition Financing, Inc. (“Tuition Financing”) and TIAA-CREF Life Insurance Company (“TIAA-CREF Life”).
Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 45	Executive Vice President and Chief Investment Officer	Indefinite term. Executive Vice President since 1998. Chief Investment Officer since 2004.	Executive Vice President since 1998 and Chief Investment Officer since 2004 of TIAA and the TIAA-CREF Funds since 2003. President and Chief Executive Officer of Investment Management and Advisors and Director of Advisors and TIAA-CREF Life. Formerly, Executive Vice President, CREF Investments.
I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 52	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President, Public Affairs, of TIAA and the TIAA-CREF Funds since 2003. Formerly, Advisor for McKinsey & Company, 2003; Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal, 2001—2002; and Senior Vice President and Chief Communications Officer for Insurance Information Institute, 1993—2001.
E. Laverne Jones TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 56	Vice President and Corporate Secretary	Indefinite term. Vice President and Corporate Secretary since 2001.	Vice President and Corporate Secretary of TIAA and the TIAA-CREF Funds since 2001.
Susan S. Kozik TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 47	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President and Chief Technology Officer of TIAA and the TIAA-CREF Funds since 2003. Formerly, Vice President of IT Operations and Services, Lucent Technologies, 2000—2003; and Senior Vice President and Chief Technology Officer, Penn Mutual Life Insurance Company, 1997—2000.
George W. Madison TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 51	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President and General Counsel of TIAA and the TIAA-CREF Funds since 2003. Formerly, Executive Vice President, Corporate Secretary, and General Counsel of Comerica Incorporated, 1997—2002.
Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 49	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Funds since 2003. Director of Advisors, Services, TPIS, Tuition Financing and TIAA-CREF Life and Manager of Investment Management. Formerly, Managing Director and Chief Risk Officer, Putnam Investments, 1999—2003; and Head and Deputy Head of Global Market Risk Management, 1997—1999.
Elizabeth A. Monrad TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 50	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President and Chief Financial Officer of TIAA and the TIAA-CREF Funds since 2003. Executive Vice President of TPIS, Services, Advisors, Investment Management and Tuition Financing. Director of Advisors, TPIS, Tuition Financing and TIAA-CREF Life. Manager of Investment Management and Services. Executive Vice President, Finance, Actuarial and Facilities of TIAA-CREF Life. Formerly, Chief Financial Officer and Senior Vice President of General Re (2000—2003), Chief Financial Officer of its North American Reinsurance Operations (1997—2000) and Corporate Treasurer. Director, Colgate-Palmolive Company.
Frances Nolan TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 47	Executive Vice President	Indefinite term. Executive Vice President since 2001.	Executive Vice President, Client Services, of TIAA and the TIAA-CREF Funds since 2001. President, Chief Executive Officer and Manager of Services. Director of TPIS, Tuition Financing and TIAA-CREF Life. Formerly, Executive Vice President, Retirement Services, CREF and TIAA, 2000—2003; Vice President, Eastern Division, 1994—2000.
Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 39	Executive Vice President	Indefinite term. Executive Vice President since 2003.	Executive Vice President, Human Resources, of TIAA and the TIAA-CREF Funds since 2003. Director, TIAA-CREF Life. Formerly, First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co., 1999—Feb. 2003; and Vice President and Head of Human Resources—Japan Morgan Stanley, 1998—1999.
Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 Age: 54	Executive Vice President	Indefinite term. Executive Vice President since 2001.	Executive Vice President, Product Management, of TIAA and the TIAA-CREF Funds since 2001. Chairman of the Board, President and Chief Executive Officer of TIAA-CREF Life. Director of TPIS; Manager of Services; President and Director of Tuition Financing. Formerly, President and Chief Executive Officer, Horizon Mercy, 1996—2000.

B-10	Statement of Additional Information TIAA Separate Account VA-1

Management	Managers and officers of the TIAA Separate Account VA-1	continued

EQUITY OWNERSHIP OF MANAGERS

The following chart includes information relating to equity securities beneficially owned by TIAA Separate Account VA-1 Managers in the separate account and in all registered investment companies in the same “family of investment companies” as the Separate Account, as of December 31, 2004. The separate account’s family of investment companies includes TIAA Separate Account VA-1, CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds (including the TIAA-CREF Lifecycle Funds) and TIAA-CREF Life Funds.

DISINTERESTED MANAGERS

Name of Manager	Dollar Range of Equity Securities in Separate Account	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Manager in Family of Investment Companies
Willard T. Carleton	None	Over $100,000
Nancy L. Jacob	None	Over $100,000
Bevis Longstreth	None	Over $100,000
Bridget A. Macaskill	None	$50,001—$100,000
Maceo K. Sloan	None	Over $100,000
Ahmed H. Zewail	None	Over $100,000

COMPENSATION OF MANAGERS

The following table shows the compensation received from the separate account and the TIAA-CREF fund complex by each non-officer manager for the year ended December 31, 2004. The separate account’s officers receive no compensation from any fund in the TIAA-CREF Fund complex. The TIAA-CREF fund complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds (including the TIAA-CREF Lifecycle Funds) and TIAA-CREF Mutual Funds, each a registered investment company.

DISINTERESTED MANAGERS

(1) Name of Person	(2) Aggregate Compensation From Separate Account	(3) Pension or Retirement Benefits Accrued as Part of Separate Account Expenses	(5) Total Compensation From Fund Complex(1)
Willard T. Carleton	$481.62	$261.63	$92,000.00
Martin J. Gruber(3)	$551.73	$261.63	$105,500.00
Nancy L. Jacob	$414.66	$261.63	$79,250.00
Bevis Longstreth(2)	$402.67	$261.63	$77,000.00
Bridget A. Macaskill	$424.00	$261.63	$81,000.00
Stephen A. Ross(3)	$463.58	$261.63	$88,500.00
Maceo K. Sloan	$467.99	$261.63	$89,500.00
Robert W. Vishny(3)	$145.39	$132.04	$27,500.00
Ahmed H. Zewail(4)	$249.84	$194.75	$48,000.00
(1)	Includes portion of fees attributed to service on the TIAA-CREF Mutual Funds Board, TIAA-CREF Institutional Mutual Funds Board, TIAA-CREF Life Funds Board, and the Management Committee of TIAA Separate Account VA-1.
(2)	This compensation, or a portion of it, was not actually paid based on prior election of manager to defer receipt of payment in accordance with the provisions of deferred compensation plan for non-officer managers. Excluding this year’s deferrals, a total of $1,525,564.49, earned across the fund complex has been deferred for prior years’ service through year-end 2004, for all current managers who had elected to defer their compensation.
(3)	These are former Managers.
(4)	Dr. Zewail was appointed as a Manager on June 16, 2004.

COMMITTEES

Every year the Management Committee appoints certain standing committees, each with specific responsibilities for aspects of TIAA Separate Account VA-1’s operations. Included among these are:

(1)	An Audit Committee, consisting solely of independent Managers who are not officers of TIAA Separate Account VA-1, which audits and examines the records and affairs of TIAA Separate Account VA-1 as it deems necessary, using independent auditors or others. The Audit Committee is charged with approving the appointment, compensation, retention (or termination) and oversight of the work of the independent auditors. The Audit Committee has adopted a formal written charter that is available upon request. During 2004, the Audit Committee held seven meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Carleton and Ms. Macaskill.
(2)	A Finance Committee, which oversees the management of the TIAA Separate Account VA-1 investments subject to appropriate oversight by the full Management Committee. During 2004, the Finance Committee held four meetings. The current members of the Finance Committee are Dr. Carleton, Dr. Jacob, Mr. Longstreth, Ms. Macaskill, Mr. Sloan and Dr. Zewail.

TIAA Separate Account VA-1 Statement of Additional Information	B-11

(3)	A Corporate Governance and Social Responsibility Committee, consisting solely of independent Managers who are not officers of TIAA Separate Account VA-1, which addresses all corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of TIAA Separate Account VA-1 and the initiation of appropriate shareholder resolutions. During 2004, the Corporate Governance and Social Responsibility Committee held three meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Dr. Carleton and Dr. Zewail.
(4)	An Executive Committee, which generally is vested with full Management Committee powers between meetings on matters not specifically addressed by the full Management Committee. During 2004, the Executive Committee held no meetings. The current members of the Executive Committee are Dr. Jacob, Mr. Longstreth and Mr. Sloan.
(5)	A Nominating and Personnel Committee, consisting solely of independent Managers who are not officers of TIAA Separate Account VA-1, which nominates certain officers of TIAA Separate Account VA-1 and the standing committees of the Management Committee, and recommends candidates for election as managers. During 2004, the Nominating and Personnel Committee held five meetings. The Committee was disbanded in June 2004 and replaced by the Nominating and Governance Committee. The members of this committee at the time of its termination were Dr. Carleton and Dr. Jacob.
(6)	A Nominating and Governance Committee, consisting solely of independent Managers who are not officers of TIAA Separate Account VA-1, which nominates certain TIAA Separate Account VA-1 officers and the members of the standing committees of the Management Committee, and recommends candidates for election as managers. The Committee was established in June 2004 and held three meetings during the remainder of the year. The current members of the Nominating and Governance Committee are Dr. Jacob (chair) and Mr. Longstreth.

Investors can recommend for election to the Management Committee, and the Nominating and Governance Committee will consider, nominees by providing potential nominee names and background information to the Secretary of TIAA Separate Account VA-1. The Secretary’s address is 730 Third Avenue, New York, New York 10017-3206.

Responsibilities of the Management Committee

The Management Committee is responsible for overseeing the separate account’s corporate policies and for adhering to fiduciary standards under the 1940 Act. Most significantly, the Management Committee is responsible for the initial approval and annual renewal of the separate account’s investment management agreement with Advisors.

In considering whether to renew the management agreement between Advisors and the TIAA Separate Account VA-1—Stock Index Account (the “Management Agreement”), the Committee, at its April 5, 2005, meeting, reviewed the following factors: (1) the nature, extent and quality of services provided by Advisors to the separate account; (2) the investment performance of the separate account; (3) the costs of the services provided to the separate account and the profits realized or to be realized by Advisors and its affiliates from their relationship with the separate account; (4) the extent to which economies of scale have been realized as the separate account grows; (5) whether the level of fees reflects those economies of scale for the benefit of separate account investors; (6) comparisons of services and fees with contracts entered into by Advisors with other clients; and (7) any other benefits derived or anticipated to be derived by Advisors from its relationship with the separate account. The factors should be viewed in their totality, with no single factor being the principal factor in determining whether to approve the renewal of the Management Agreement.

Set forth below are the general factors the Committee considered for the separate account:

The Nature, Extent and Quality of Services. The Committee considered that Advisors is an experienced investment advisor that has managed the TIAA-CREF Mutual Funds since 1997, the TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds since 1999. The investment professionals of Advisors have also managed various accounts of the College Retirement Equities Fund since their inception. Under the Agreement, Advisors is responsible for managing the assets of the separate account, including conducting research, recommending investments and placing orders to buy and sell securities for the separate account; active and extensive monitoring of the separate account daily by various personnel with specific responsibility for the particular type of investment in question; and reporting on the investment performance of the separate account to the Committee at its scheduled quarterly meetings. The Committee considered that Advisors has carried out these responsibilities in a highly professional manner.

Performance. The Committee considered the performance of the separate account over the past year and since inception and the separate account’s performance as compared to its peer group and benchmark index. The Committee considered the comparative performance and expense data for the separate account prepared by an independent third party, Lipper, Inc.’s Global Fiduciary Review unit (“Lipper”), as well as performance against its performance benchmark. In looking at this data, the Committee considered that the separate account has very slight underperformance against its benchmark in the one-year period (when factoring the effect of expenses) and ranked in the fourth quintile versus its peers (Ranking 88 of 144 portfolios). It met its benchmark (when factoring expenses) for the three-year period and ranked in the third quintile versus its peers (Ranking 65 of 109 portfolios). The separate account received an overall Morningstar rating of five stars for the period ended 12/31/04.

Cost and Profitability. The Committee considered the materials it received reflecting Advisors’ revenues for providing investment management and other services to the separate account. The Committee considered that the separate account resulted in a modest net gain to Advisors for the period ended 12/31/04.

B-12	Statement of Additional Information TIAA Separate Account VA-1

Fees Charged by Other Advisers. The Committee considered information regarding fees paid to other advisers for managing similar accounts. The Committee received comparative fee information for comparable peer group accounts prepared by Lipper. The Committee considered that the proposed advisory fee to be paid to Advisors for its services to the separate account compared favorably to the advisory fees charged to other comparable accounts (in the first quintile of its Expense Universe, ranking 3 of 31 portfolios). The Committee considered that, for the most part, the fees under Advisors’ current Management Agreement with the separate account are lower than those of the peer group funds identified by Lipper.

Economies of Scale. Since this is an index fund and the management fees are low, the Committee did not consider economies of scale in assessing the Management Agreement.

Fee Comparison with Other Advisors Clients. The Committee considered that Advisors provides similar investment management services to each of the TIAA-CREF Institutional Mutual Funds, the TIAA-CREF Mutual Funds and TIAA-CREF Life Funds, although distribution channels differ. In addition, Advisors, through its TIAA-CREF Asset Management (TCAM) division, manages large institutional client assets through unregistered commingled funds and separate accounts with similar investment strategies and investment staff. The Committee considered the schedule of fees for the comparable funds, and the fact that the fees Advisors’ charges are only slightly higher than Advisors’ comparable funds.

Other Benefits. Advisors and its affiliates may benefit from the advisory relationship with the separate account to the extent this relationship results in potential investors viewing the TIAA-CREF group of companies as a leading retirement plan provider in the academic and nonprofit market and a single source for all their financial service needs. Also, certain investment portfolios managed by Advisors are managed in the same manner and by the same personnel as the Stock Index Account, resulting in the possibility for benefits associated with economies of scale.

PROXY VOTING POLICIES

The separate account has adopted policies and procedures to govern its voting of proxies of portfolio companies. The separate account seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. We believe that companies that follow good corporate governance practices and are responsive to shareholder concerns are more likely to produce better returns than those companies that do not follow these practices or act in such a manner.

As a general matter, the Management Committee has delegated to Advisors responsibility for voting the proxies of the portfolio companies in accordance with Management Committee–approved guidelines established by the Trustee Committee on Corporate Governance and Social Responsibility. Guidelines for proposals related to corporate governance proposals and social issues are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as Appendix A to this SAI.

Advisors has a team of professionals responsible for reviewing and voting each proxy. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms, various corporate governance–related publications and TIAA-CREF investment professionals. Based on their analysis of each proposal and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the interests of the funds’ shareholders. Occasionally, when a proposal relates to social or environmental concerns or governance issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors seeks guidance on how to vote from the Trustee Committee on Corporate Governance and Social Responsibility.

The separate account believes there are no material conflicts of interest that interfere with their voting decisions. There may be rare instances in which a trustee or senior executive of the separate account, Advisors or Advisors’ affiliates is either a director or executive of a portfolio company. In such cases, this individual is required to recuse him- or herself from all decisions regarding the portfolio company.

A report of proxies voted for the separate account is made quarterly to the separate account’s Management Committee and/or the Finance Committee, noting any proxies that were voted in exception to the TIAA-CREF Policy Statement on Corporate Governance.

An annual record of all proxy votes cast for the most recent 12-month period ended June 30, 2004, can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND RELATED SERVICES

INVESTMENT ADVISORY SERVICES

Investment advisory services and related services for the separate account are provided by personnel of Advisors. Advisors is registered as an investment adviser under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the separate account, subject to the direction and control of the Management Committee of the separate account. The advisory personnel of Advisors perform all research, make recommendations, and place orders for the purchase and sale of securities. Advisors also provides for all portfolio accounting, custodial, and related services for the assets of the separate account.

As described in the Prospectus, the investment management agreement between Advisors and the separate account provides for payment by the separate account of an investment advisory fee of 0.30% of assets annually. Currently, with Advisors waiving a portion of that fee, a daily deduction from the net assets of the separate account is made at an annual rate of 0.07% for expenses related to the management of the assets of the separate account.

For the years ended December 31, 2004, 2003, and 2002, the separate account paid investment advisory fees of $2,562,623,

TIAA Separate Account VA-1 Statement of Additional Information	B-13

$480,522, and $503,390 respectively. These fees reflect the waiver by Advisors of a portion of its investment advisory fee for the years ended December 31, 2004, 2003, and 2002, of $1,964,605, $1,578,607, and $1,653,731, respectively.

PERSONAL TRADING POLICY

The separate account, Advisors and Teachers Personal Investors Services, Inc. (“TPIS”) have adopted codes of ethics under Rule 17j-1 of the 1940 Act and under Rule 204A-1 of the Investment Advisers Act of 1940. These codes govern the personal trading activities of certain employees or “access persons” and members of their households. While these individuals may invest in securities that may also be purchased or held by the separate account, they must also generally preclear and report all transactions involving securities covered under the codes. Some transactions they make must be reported and approved. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review. These codes of ethics have been filed with the SEC and may be obtained: (1) through the SEC’s Public Reference Room (call 1-202-942-8090 for more information; (2) through the EDGAR Database at www.sec.gov; (3) upon request at publicinfo@sec.gov; or (4) by writing the SEC’s Public Reference Section, Washington, DC 20549.

INFORMATION ABOUT SEPARATE ACCOUNT’S PORTFOLIO MANAGEMENT

Structure of Compensation for Portfolio Managers

The separate account’s portfolio manager is compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are based on the pre-tax investment performance of the separate account and other investment vehicles the portfolio manager manages, relative to the performance of the separate account’s or other investment product’s benchmark index and peer group, for a weighted four-year period—with the most weight given to the current year (40%) followed by 25%, 20% and 15% for the preceding three years, respectively. Competitive pay in the marketplace is also considered in determining total compensation. The size of the compensation pool available to pay the portfolio manager is based on corporate performance across the TIAA-CREF organization. Investment performance, as measured against investment benchmarks and peer groups for the weighted three-year period, is one of the key performance indicators for this assessment. Net flows are a small factor (less than 5%) in this assessment; therefore, the corporate pool of dollars from which the portfolio manager is compensated is minimally affected by growth of fund assets and net fund flows.

Additional Information Regarding Portfolio Manager

The following chart includes information relating to the separate account’s portfolio manager, such as other funds and accounts managed by her (registered investment companies and registered and unregistered pooled investment vehicles), total assets in those funds and accounts, and the dollar range of equity securities owned in the separate account as of December 31, 2004. She does not currently manage any other investment accounts.

STOCK INDEX ACCOUNT

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Account
Anne Sapp, CFA	18	0	$19,603	$0	$0

Potential Conflicts of Interest of Advisors and Portfolio Manager

The separate account’s portfolio manager may also manage other registered investment companies, unregistered investment pools and investment accounts that might raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. These include:

Aggregation and Allocation of Transactions. Advisors may, on occasion, aggregate or “bunch” orders of the separate account and its other client accounts, in each case consistent with Advisors’ policy to seek best execution for all orders. Advisors has adopted procedures to ensure that the separate account is afforded equal opportunity with Advisors’ other clients to receive investment allocations and that such allocations are provided to the separate account and Advisors’ other client accounts in a manner that is consistent with Advisors’ fiduciary obligations.

Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the separate account and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the separate account or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services.

IPO Allocation. Advisors has adopted procedures to ensure that it allocates initial public offerings to the separate account and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. The compensation paid to Advisors for managing the separate account, as well as its other clients, is based on a percentage of assets under management. Advisors is not paid performance-based fees for its management of the separate account or any other funds or client accounts. Advi -

B-14	Statement of Additional Information TIAA Separate Account VA-1

sors’ compensation structure therefore does not raise conflicts of interest that may arise when an investment adviser is paid management fees based on performance of some of its client’s accounts and not others.

ADMINISTRATIVE SERVICES

TIAA provides the administrative services for the separate account and the contracts. The current daily deduction for such services equates to 0.20% of net assets annually. For the years ended December 31, 2004, 2003, and 2002, administrative expenses incurred were $1,708,311, $1,372,669, and $1,437,993, respectively.

ADVISORS AND TIAA

Advisors is a wholly-owned indirect subsidiary of TIAA. The main offices of both TIAA and Advisors are at 730 Third Avenue, New York, New York 10017-3206. TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of CREF, the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and the largest retirement system in the world, based on assets under management. TIAA-CREF serves approximately 3.2 million people. As of December 31, 2004, TIAA’s assets were approximately $163.6 billion; the combined assets for TIAA and CREF totaled approximately $335.6 billion.

TIAA holds all of the shares of TIAA-CREF Enterprises, Inc., which in turn holds all the shares of Advisors and TPIS, the principal underwriter for the interests in the variable annuity contracts funded through the separate account. TIAA also holds all the shares of TIAA-CREF Investment Management, LLC (“Investment Management”). Investment Management provides investment advisory services to CREF. All of the foregoing are affiliates of the separate account and Advisors.

CUSTODY OF PORTFOLIO

The custodian for the assets of the separate account is Deutsche Bank Trust Company Americas, 60 Wall Street, New York, New York 10005.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the separate account’s independent registered public accounting firm and, in that regard, provides general auditing services for the separate account.

BROKERAGE ALLOCATION

Advisors is responsible for decisions to buy and sell securities for the separate account as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best price, execution and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transaction with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the separate account, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the separate account at the same time as for (i) a CREF account or any other account that they may also be managing on behalf of Investment Management, another investment adviser also affiliated with TIAA, or (ii) TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds or any other investment account whose assets Advisors may be managing. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the separate account. The aggregate amount of brokerage commissions paid by the separate account during 2004, 2003, and 2002 was $6,554, $9,687 and $24,491, respectively.

Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the separate account or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2004, as well as an estimate of the amount paid for those research services. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Fund	Aggregate $ Amount of Commissions Paid to Firms That Provided Research Services
Stock Index Account	$2,889

Research or services obtained for the separate account may be used by Advisors in managing other investment company accounts. The research or services obtained may also be used by Investment Management in managing CREF. Under each such circumstance, the expenses incurred will be allocated in an equitable manner consistent with Advisors’ fiduciary duty to the separate account.

During 2004, the separate account acquired securities of certain of its regular brokers or dealers or their parents, where

TIAA Separate Account VA-1 Statement of Additional Information	B-15

the parent derives more than 15% of its total income from securities-related activities. These entities and the value of the securities of these entities held by the separate account as of December 31, 2004, are set forth below:

A. REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSION PAID

Goldman, Sachs & Co. (Parent—Goldman Sachs Group, Inc.)	$2,317,000
Schwab Soundview Capital (Parent—Charles Schwab Corp.)	$822,000
Merrill Lynch, Pierce, Fenner & Smith (Parent—Merrill Lynch & Co. Inc.)	$3,934,000
Lehman Brothers, Inc. (Parent—Lehman Brothers Holdings, Inc.)	$1,665,000

B. REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL

JP Morgan (Parent—JPMorgan Chase & Co)	$9,607,000
Morgan Stanley & Co., Inc. (Parent—Morgan Stanley)	$4,197,000
Goldman, Sachs & Co. (Parent—Goldman Sachs Group)	$2,317,000

DIRECTED BROKERAGE

In accordance with the 1940 Act, as amended, the separate account has adopted a policy prohibiting the separate account to compensate brokers or dealers for the sale or promotion of contracts by the direction of portfolio securities transactions for the separate account to such brokers or dealers. In addition, Advisors had instituted policies and procedures so that Advisors personnel do not violate this policy of the separate account.

PERIODIC REPORTS

Prior to the time an entire accumulation has been withdrawn in cash or transferred to the fixed account a contractowner will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;
(2)	the number and dollar value of accumulation units in the separate account credited to the contractowner during the quarter and in total;
(3)	cash withdrawals from the separate account during the quarter; and
(4)	any transfers between the separate account and the fixed account during the quarter.

The separate account also will transmit to contractowners, at least semi-annually, reports showing the financial condition of the separate account and a schedule of investments held in the separate account in which they have accumulations.

GENERAL MATTERS

ASSIGNMENT OF CONTRACTS

You can assign the contract at any time.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

STATE REGULATION

TIAA and the separate account are subject to regulation by the New York State Superintendent of Insurance (“Superintendent”) as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA and the separate account must file with the Superintendent both quarterly and annual statements on forms promulgated by the NYID. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA’s right to issue the contracts, have been passed upon by George W. Madison, Executive Vice President and General Counsel of TIAA. Sutherland Asbill & Brennan LLP, Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

Ernst & Young LLP, independent registered public accounting firm, with respect to the separate account, has audited the separate account’s December 31, 2004 financial statements as set forth in their report included in this Statement of Additional Information. In addition, with respect to TIAA, Ernst & Young LLP, has audited TIAA’s statutory-basis financial statements at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, as set forth in their report (which contains an explanatory paragraph describing that TIAA presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from U.S. generally accepted accounting principles, and that the effects of the variances between such bases of accounting on TIAA’s financial statements are not reasonably determinable but are presumed to be material, as described in Note 2 to the TIAA statutory-basis financial statements) included in this Statement of Additional Information. Ernst & Young LLP is located at 5 Times Square, New York, New York 10036.

B-16	Statement of Additional Information TIAA Separate Account VA-1

ADDITIONAL INFORMATION

A Registration Statement has been filed with the SEC, under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this SAI. Not all of the information set forth in the Registration Statement, amendments, and exhibits thereto has been included in the Prospectus or this SAI. Statements contained herein concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

OTHER INFORMATION

Mr. William H. Waltrip, a trustee of TIAA, and Professor Stephen A. Ross, a manager of TIAA Separate Account VA-1 and a trustee of the other TIAA-CREF registered investment companies (together, the “Funds”), resigned from their respective boards on November 30, 2004.

On August 1, 2003, the valuation practice, a non-auditing practice of Ernst & Young LLP (“E&Y”), the independent auditor to TIAA and the Funds, entered into an agreement with a company owned by the two trustees among others, a majority of which was owned by Professor Ross. The business relationship was created to develop intellectual property and related services to value corporate stock options. The aggregate amount paid by E&Y to the company under this agreement was approximately $1.33 million of which Professor Ross received, or will receive, approximately $335,000 (of which $60,000 represented reimbursement of expenses and $25,000 represented repayment of a loan he made to the company). Mr. Waltrip indicated that he had not received any payment from the company. The agreement and business activity thereunder was terminated on August 20, 2004, and a dissolution agreement was signed as of November 17, 2004.

On August 9, 2004, E&Y informed TIAA and the Funds that the business relationship between E&Y and the company owned by the trustees was not in accordance with the auditor independence standards of Regulation S-X and the Public Company Accounting Oversight Board. E&Y also notified the SEC and the Audit Committees of TIAA and the Funds of this business relationship. The Audit Committees consist entirely of independent trustees having no business relationships with TIAA, the Funds or E&Y.

The Audit Committees and the Boards of Trustees/Management Committee of TIAA and the Funds, and E&Y, each determined that the trustees’ business relationship with E&Y did not compromise E&Y’s independence from either TIAA or the Funds or the integrity or objectivity of the respective audits for 2003 and 2004. This determination was based on, among other things, the fact that the E&Y audit team was not aware of the business relationship when they issued the 2003 audit opinions on the financial statements of TIAA and the Funds and the business activity under the agreement was ceased in 2004 upon identification of the matter. Professor Ross and Mr. Waltrip had no other functions or responsibilities as Board members that would have caused them to have direct dealings with the E&Y audit team. Professor Ross and Mr. Waltrip were not members of the Audit Committees.

In November 2004, TIAA and the TIAA-CREF Funds, which includes TIAA Separate Account VA-1, initiated a request for proposal process, which was recently completed to seek accounting firms with the requisite capacity and expertise to perform their respective 2005 audits. In connection with this process, Professor Martin J. Gruber, the Chairman of the TIAA-CREF Funds, informed the Boards of the TIAA-CREF Funds that in 1999, he entered into a one-year contract to participate in an academic advisory program sponsored by a non-auditing practice of E&Y. The purpose of the program was to organize conferences, develop publications, and consult on engagements as an expert in his field. Professor Gruber advised the Boards of the TIAA-CREF Funds that the program was ended before it was launched and the contract expired in 2000.

Based on the facts described above, the Audit Committees and the Boards of Trustees/Management Committee of TIAA and the TIAA-CREF Funds, and E&Y, determined that Professor Gruber’s contract did not impair the audit independence of E&Y’s audit work for TIAA-CREF or the integrity or objectivity of the respective audits. But in keeping with TIAA-CREF’s current standards of auditor independence, Professor Gruber resigned from the Boards of the TIAA-CREF Funds. Nancy L. Jacob has been elected as Chairman of the Boards of the TIAA-CREF Funds.

On February 28, 2005, TIAA and the TIAA-CREF Funds determined and E&Y agreed that the audit relationship between E&Y and TIAA, and the TIAA-CREF Funds will cease. E&Y has substantially completed its audit work for TIAA and the TIAA-CREF Funds for their respective 2004 audits.

At a meeting held on February 28, 2005, the Audit Committees of TIAA and the TIAA-CREF Funds, along with the respective Boards of Trustees, approved the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for these entities for their 2005 audits. Upon completion of PricewaterhouseCoopers’ customary client acceptance procedures, an engagement letter was executed.

TIAA and/or the Funds have also taken steps to ensure that their respective trustees will identify promptly any business relationships that may bring the independence of the outside auditors into question. These steps include revising their officers and trustees questionnaires, improving the questionnaire review process, receiving quarterly auditor independence certifications, and enhancing continuing education for all trustees regarding SEC matters.

On December 6, 2004, the staff of the SEC informed TIAA and the Funds that it is conducting an informal inquiry into the E&Y auditor independence matter. TIAA and the Funds are fully cooperating with the SEC staff in connection with the informal inquiry.

FINANCIAL STATEMENTS

The audited financial statements of the separate account and TIAA follow.

The financial statements of TIAA should be distinguished from the financial statements of the separate account and should be considered only as bearing upon the ability of TIAA to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

TIAA Separate Account VA-1 Statement of Additional Information	B-17

Index to Financial Statements

TIAA SEPARATE ACCOUNT VA-1-STOCK INDEX ACCOUNT:
Audited Financial Statements:
December 31, 2004
B-19	Report of Management Responsibility
B-20	Report of the Audit Committee
B-21	Summary Portfolio of Investments
B-23	Statements of Assets and Liabilities
B-24	Statements of Operations
B-24	Statements of Changes in Net Assets
B-25	Notes to Financial Statements
B-27	Report of Independent Registered Public Accounting Firm

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA:
Statutory-Basis Financial Statements:
December 31, 2004
B-28	Report of Management Responsibility
B-29	Report of the Audit Committee
B-30	Report of Independent Registered Public Accounting Firm
B-31	Balance Sheets
B-32	Statements of Operations
B-32	Statements of Changes in Capital and Contingency Reserves
B-33	Statements of Cash Flow
B-34	Notes to Statutory-Basis Financial Statements

B-18	Statement of Additional Information TIAA Separate Account VA-1

Report of management responsibility

To the Contractowners of TIAA Separate Account VA-1:

The accompanying financial statements of the Stock Index Account of TIAA Separate Account VA-1 (“VA-1”) are the responsibility of management. They have been prepared in accordance with U.S. generally accepted accounting principles and have been presented fairly and objectively in accordance with such principles.

Teachers Insurance and Annuity Association of America (“TIAA”) has established and maintains a strong system of internal controls and disclosure controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA’s internal audit personnel provide a continuing review of the internal controls and operations of VA-1, and the chief audit executive regularly reports to the Audit Committee of VA-1’s Management Committee.

The accompanying financial statements have been audited by the independent registered public accounting firm of Ernst & Young LLP. To maintain auditor independence and avoid any conflict of interest, it continues to be VA-1’s policy that any management advisory or consulting services be obtained from a firm other than the external financial audit firm. The report of the independent registered public accounting firm, which follows the notes to financial statements, expresses an independent opinion on the fairness of presentation of these financial statements.

The Audit Committee of VA-1’s Management Committee, consisting entirely of members who are not officers of VA-1, meets regularly with management, representatives of Ernst & Young LLP and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the financial statements of VA-1 by the independent registered public accounting firm, the New York State Insurance Department, other state insurance departments and the Securities and Exchange Commission perform periodic examinations of VA-1’s operations.

/s/ Bertram L. Scott
Bertram L. Scott President
/s/ Elizabeth A. Monrad
Elizabeth A. Monrad Executive Vice President and Chief Financial Officer

TIAA Separate Account VA-1 Statement of Additional Information	B-19

Report of the audit committee

To the Contractowners of TIAA Separate Account VA-1:

The Audit Committee (“Committee”) oversees the financial reporting process of the Stock Index Account of TIAA Separate Account VA-1 (“VA-1”) on behalf of VA-1’s Management Committee. The Committee operates in accordance with a formal written charter (copies of which are available upon request), which describes the Committee’s responsibilities. All members of the Committee are independent, as defined under the listing standards of the New York Stock Exchange.

Management has the primary responsibility for VA-1’s financial statements, development and maintenance of a strong system of internal controls and disclosure controls, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent auditing firm in connection with their respective audits of VA-1. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting.

As required by its charter, the Committee will evaluate rotation of the external financial audit firm whenever circumstances warrant, but in no event will the evaluation be later than between their fifth and tenth year of service.

The Committee reviewed and discussed the accompanying audited financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity and completeness of disclosures in the financial statements. The Committee has also discussed the audited financial statements with Ernst & Young LLP, the independent registered public accounting firm responsible for expressing an opinion on the conformity of these audited financial statements with U.S. generally accepted accounting principles.

The discussion with Ernst & Young LLP focused on their judgments concerning the quality and appropriateness of the accounting principles and financial reporting practices followed by VA-1, the clarity and completeness of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, internal controls, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with Ernst & Young LLP the auditors’ independence from management and VA-1, and has received a written disclosure regarding such independence.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited financial statements for publication and filing with appropriate regulatory authorities.

Maceo K. Sloan, Audit Committee Chair

Willard T. Carleton, Audit Committee Member

Martin J. Gruber, Audit Committee Member

Bridget A. Macaskill, Audit Committee Member

February 14, 2005

B-20	Statement of Additional Information TIAA Separate Account VA-1

Summary portfolio of investments	Stock Index Account December 31, 2004

	ISSUER	PRINCIPAL	VALUE (000)	% OF NET ASSETS
	CORPORATE BOND
	HEALTH SERVICES	$10,000	$42	0.01%

	TOTAL CORPORATE BOND	(Cost $10)	42	0.01

	COMPANY	SHARES

	PREFERRED STOCKS
	HEALTH SERVICES OFFICES		9	0.00
	PRIMARY METAL INDUSTRIES		—	0.00

	TOTAL PREFERRED STOCKS	(Cost $27)	9	0.00

	COMMON STOCKS
	AGRICULTURAL PRODUCTION-CROPS		90	0.01

	AGRICULTURAL PRODUCTION-LIVESTOCK		26	0.00

	AMUSEMENT AND RECREATION SERVICES		1,909	0.21

	APPAREL AND ACCESSORY STORES		5,543	0.61

	APPAREL AND OTHER TEXTILE PRODUCTS		1,497	0.16

	AUTO REPAIR, SERVICES AND PARKING		376	0.04

	AUTOMOTIVE DEALERS AND SERVICE STATIONS		1,652	0.18

	BUILDING MATERIALS AND GARDEN SUPPLIES
	Home Depot, Inc	155,833	6,660	0.73
	Other		3,834	0.42

			10,494	1.15

	BUSINESS SERVICES
d	Microsoft Corp	635,274	16,968	1.85
*	Oracle Corp	262,518	3,602	0.39
	Other		42,609	4.65

			63,179	6.89

	CHEMICALS AND ALLIED PRODUCTS
	Abbott Laboratories	108,411	5,057	0.55
*	Amgen, Inc	89,694	5,754	0.63
	Bristol-Myers Squibb Co	135,150	3,463	0.38
	Du Pont (E.I.) de Nemours & Co	69,526	3,410	0.37
	Lilly (Eli) & Co	67,753	3,845	0.42
	Merck & Co, Inc	154,456	4,964	0.54
	Pfizer, Inc	528,690	14,216	1.56
	Procter & Gamble Co	177,979	9,803	1.07
	Wyeth	92,689	3,948	0.43
	Other		37,135	4.06

			91,595	10.01

	COAL MINING		936	0.10

	COMMUNICATIONS
	BellSouth Corp	127,504	3,543	0.39
	SBC Communications, Inc	230,205	5,932	0.65
	Verizon Communications, Inc	191,961	7,776	0.85
	Viacom, Inc (Class B)	97,477	3,547	0.39
	Other		24,034	2.62

			44,832	4.90

	DEPOSITORY INSTITUTIONS
	Bank of America Corp	281,828	13,243	1.45
	Citigroup, Inc	358,003	17,249	1.89
	JPMorgan Chase & Co	246,280	9,607	1.05
	U.S. Bancorp	132,433	4,148	0.45
	Wachovia Corp	111,924	5,887	0.64
	Wells Fargo & Co	116,800	7,259	0.79
	Other		35,704	3.90

			93,097	10.17

	EATING AND DRINKING PLACES		6,733	0.74

	EDUCATIONAL SERVICES		1,893	0.21

	ISSUER	SHARES	VALUE (000)	% OF NET ASSETS

	ELECTRIC, GAS, AND SANITARY SERVICES		$33,776	3.69%

	ELECTRONIC AND OTHER ELECTRIC EQUIPMENT
	General Electric Co	732,326	26,730	2.92
	Intel Corp	448,084	10,481	1.14
	Qualcomm, Inc	111,718	4,737	0.52
	Other		29,749	3.25

			71,697	7.83

	ENGINEERING AND MANAGEMENT SERVICES		8,422	0.92

	FABRICATED METAL PRODUCTS		6,694	0.73

	FOOD AND KINDRED PRODUCTS
	Coca-Cola Co	145,615	6,062	0.66
	PepsiCo, Inc	118,153	6,168	0.67
	Other		15,316	1.68

			27,546	3.01

	FOOD STORES		4,521	0.49

	FORESTRY		1,048	0.11

	FURNITURE AND FIXTURES		2,905	0.32

	FURNITURE AND HOME FURNISHINGS STORES		3,580	0.39

	GENERAL BUILDING CONTRACTORS		4,123	0.45

	GENERAL MERCHANDISE STORES
	Wal-Mart Stores, Inc	176,568	9,326	1.02
	Other		11,030	1.20

			20,356	2.22

	HEALTH SERVICES		7,654	0.84

	HEAVY CONSTRUCTION, EXCEPT BUILDING		99	0.01

	HOLDING AND OTHER INVESTMENT OFFICES		24,862	2.71

	HOTELS AND OTHER LODGING PLACES		3,420	0.37

	INDUSTRIAL MACHINERY AND EQUIPMENT
	3M Co	54,364	4,462	0.49
*	Cisco Systems, Inc	469,984	9,071	0.99
*	Dell, Inc	174,759	7,364	0.80
	Hewlett-Packard Co	214,146	4,491	0.49
	International Business Machines Corp	116,676	11,502	1.26
	Other		27,532	3.01

			64,422	7.04

	INSTRUMENTS AND RELATED PRODUCTS
	Medtronic, Inc	84,259	4,185	0.46
	Other		23,636	2.58

			27,821	3.04

	INSURANCE AGENTS, BROKERS AND SERVICE		3,102	0.34

	INSURANCE CARRIERS
	American International Group, Inc	159,721	10,489	1.15
	UnitedHealth Group, Inc	45,949	4,045	0.44
	Other		30,473	3.33

			45,007	4.92

	JUSTICE, PUBLIC ORDER AND SAFETY		16	0.00

	LEATHER AND LEATHER PRODUCTS		1,013	0.11

	LEGAL SERVICES		32	0.00

	LOCAL AND INTERURBAN PASSENGER TRANSIT		154	0.02

	LUMBER AND WOOD PRODUCTS		1,216	0.13

	METAL MINING		2,596	0.28

	MISCELLANEOUS MANUFACTURING INDUSTRIES		1,410	0.15

SEE NOTES TO FINANCIAL STATEMENTS	TIAA Separate Account VA-1 Statement of Additional Information	B-21

Summary portfolio of investments	Stock Index Account December 31, 2004	concluded

	ISSUER	SHARES	VALUE (000)	% OF NET ASSETS
	MISCELLANEOUS RETAIL
*	eBay, Inc	35,609	$4,141	0.45%
	Other		9,392	1.03

			13,533	1.48

	MOTION PICTURES
*	Time Warner, Inc	305,477	5,938	0.65
	Walt Disney Co	143,033	3,976	0.43
	Other		2,640	0.29

			12,554	1.37

	NONDEPOSITORY INSTITUTIONS
	American Express Co	78,431	4,421	0.48
	Fannie Mae	67,559	4,811	0.53
	Freddie Mac	48,547	3,578	0.39
	Other		9,013	0.98

			21,823	2.38

	NONMETALLIC MINERALS, EXCEPT FUELS		409	0.04

	OIL AND GAS EXTRACTION		16,509	1.80

	PAPER AND ALLIED PRODUCTS		6,457	0.71

	PERSONAL SERVICES		1,586	0.17

	PETROLEUM AND COAL PRODUCTS
	ChevronTexaco Corp	148,156	7,780	0.85
	ConocoPhillips	48,023	4,170	0.45
	ExxonMobil Corp	452,891	23,215	2.54
	Other		3,445	0.38

			38,610	4.22

	PRIMARY METAL INDUSTRIES		5,298	0.58

	PRINTING AND PUBLISHING		7,290	0.80

	RAILROAD TRANSPORTATION		4,387	0.48

	REAL ESTATE		856	0.09

	RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS		2,347	0.26

	SECURITY AND COMMODITY BROKERS
	Merrill Lynch & Co, Inc	65,812	3,934	0.43
	Morgan Stanley	75,589	4,197	0.46
	Other		10,959	1.19

			19,090	2.08

	SOCIAL SERVICES		77	0.01

	SPECIAL TRADE CONTRACTORS		331	0.04

	STONE, CLAY, AND GLASS PRODUCTS		1,565	0.17

	TOBACCO PRODUCTS
	Altria Group, Inc	141,549	8,649	0.95
	Other		1,598	0.17

			10,247	1.12

	TRANSPORTATION BY AIR		3,810	0.42

	TRANSPORTATION EQUIPMENT
	United Technologies Corp	36,209	3,742	0.41
	Other		19,652	2.15

			23,394	2.56

	TRANSPORTATION SERVICES		1,182	0.13

	TRUCKING AND WAREHOUSING		4,631	0.51

	WATER TRANSPORTATION		327	0.04

	WHOLESALE TRADE-DURABLE GOODS
	Johnson & Johnson	205,244	13,017	1.42
	Other		4,048	0.44

			17,065	1.86

COMPANY		VALUE (000)	% OF NET ASSETS

WHOLESALE TRADE-NONDURABLE GOODS		$6,668	0.73%

TOTAL COMMON STOCKS	(Cost $709,275)	911,390	99.55

ISSUER	PRINCIPAL
SHORT-TERM INVESTMENTS
U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES
Federal Home Loan Bank (FHLB) 01/12/05 1.900%,	$2,500,000	$2,498	0.27%

TOTAL U.S. GOVERNMENT AND AGENCIES DISCOUNT NOTES		2,498	0.27

TOTAL SHORT-TERM INVESTMENTS	(Cost $2,498)	2,498	0.27

TOTAL PORTFOLIO	(Cost $711,810)	913,939	99.83%
OTHER ASSETS AND LIABILITIES, NET		1,539	0.17

NET ASSETS		$915,478	100.00%

*	Non-income producing
d	All or a portion of these securities have been segregated by the custodian to cover margin or other requirements on open futures contracts.

For ease of presentation, we have grouped a number of classification categories together in the Summary Portfolio of Investments. Note that the Account uses more specific industry categories in following its investment limitations on industry concentration.

Restricted securities held by the Account are as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST	VALUE
McLeod (Escrow)	05/14/02	$ —	$—
National Health Investors, Inc.	01/10/01	10,000	42,000
Priority Healthcare Corp (Class A)	01/04/99	1,148	2,000
Wiltel Communications Group (Rts)	12/04/03	—	—

		$11,148	$44,000

B-22	Statement of Additional Information TIAA Separate Account VA-1	SEE NOTES TO FINANCIAL STATEMENTS

Statement of assets and liabilities	TIAA Separate Account VA-1 December 31, 2004

(amounts in thousands, except amount per accumulation unit)	Stock Index Account

ASSETS
Investments, at cost	$711,810
Net unrealized appreciation of investments	202,129

Investments, at value	913,939
Cash	73
Dividends and interest receivable	1,147
Receivable from securities transactions	100
Amounts due to TIAA and related entities	266

Total assets	915,525

LIABILITIES
Due to custodian	44
Payable for variation margin on open futures contracts	3

Total liabilities	47

NET ASSETS
Accumulation Fund	$915,478

Accumulation units outstanding—Notes 4 and 5	12,123

Net asset value per accumulation unit—Note 4	$75.52

SEE NOTES TO FINANCIAL STATEMENTS	TIAA Separate Account VA-1 Statement of Additional Information	B-23

Statement of operations	TIAA Separate Account VA-1 December 31, 2004

(amounts in thousands)	Stock Index Account

INVESTMENT INCOME
Income:
Interest	$181
Dividends	16,444

Total income	16,625

EXPENSES—Note 2:
Investment advisory charges	2,563
Administrative expenses	1,708
Mortality and expense risk charges	3,417

Total expenses before waiver	7,688
Investment advisory charges waived	(1,965)

Net expenses	5,723

Investment income—net	10,902

REALIZED AND UNREALIZED GAIN ON TOTAL INVESTMENTS—Note 3
Net realized gain on:
Portfolio investments	213
Futures transactions	46

Net realized gain on total investments	259

Net change in unrealized appreciation on:
Portfolio investments	81,121
Futures transactions	9

Net change in unrealized appreciation on total investments	81,130

Net realized and unrealized gain on total investments	81,389

Net increase in net assets resulting from operations	$92,291

Statements of changes in net assets	TIAA Separate Account VA-1

	Stock Index Account
	Years Ended December 31,
(amounts in thousands)	2004	2003

FROM OPERATIONS
Investment income—net	$10,902	$8,638
Net realized gain (loss) on investments	259	(5,659)
Net change in unrealized appreciation on investments	81,130	183,380

Net increase in net assets resulting from operations	92,291	186,359

FROM CONTRACTOWNER TRANSACTIONS
Premiums	34,942	33,152
Net contractowner transfers from (to) fixed account	(1,800)	15,657
Withdrawals and death benefits	(36,702)	(23,274)

Net increase (decrease) in net assets resulting from contractowner transactions	(3,560)	25,535

Net increase in net assets	88,731	211,894

NET ASSETS
Beginning of year	826,747	614,853

End of year	$915,478	$826,747

B-24	Statement of Additional Information TIAA Separate Account VA-1	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements	TIAA Separate Account VA-1 December 31, 2004

Note 1—significant accounting policies

TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA”) and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding variable annuity contracts. VA-1 is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“Account”), which invests in a diversified portfolio of equity securities selected to track the overall United States stock market. The accompanying financial statements were prepared in accordance with U.S. generally accepted accounting principles, which may require the use of estimates made by management. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Account.

Valuation of investments: Securities listed or traded on any United States national securities exchange are valued at the last sale price as of the close of the principal securities exchange on which such securities are traded or, if there is no sale, at the mean of the last bid and asked prices on such exchange. Securities traded only in the over-the-counter market and quoted in the NASDAQ National Market System are valued based on last sale price on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. All other over-the-counter securities are valued at the mean of the last bid and asked prices. Money market instruments are valued based on the most recent bid price or the equivalent quoted yield for such securities, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of and in accordance with the responsibilities of the Management Committee. Portfolio securities may also be valued at fair value as determined in good faith under the direction of the Management Committee if events materially affecting their value occur between the time their price is determined and the time the Account’s net asset value is calculated. The fair value of securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a security’s price with securities’ indices and other appropriate indicators, such as ADRs and futures contracts. Other factors may also be considered in determining fair value, such as fundamental analytical data, market and trading trends, and public trading of similar securities of the issuer or comparable issuers.

Accounting for investments: Securities transactions are accounted for as of the trade date. Interest income is recorded as earned and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date. Realized gains and losses on securities transactions are accounted for on the specific identification method.

Securities lending: The Account may lend portfolio securities to qualified institutions. Such loans are secured by collateral at least equal to 102% of the market value of the securities loaned. The Account continues to receive income on the securities loaned and receives additional income from the lending transaction. Additionally, any change in the market value of the securities loaned is recognized by the Account. Although each transaction is collateralized, the Account would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

Futures contracts: The Account may use futures contracts to manage exposure to the equity markets or for cash management purposes to remain highly invested in the equity markets while minimizing transaction costs. Buying futures contracts tends to increase exposure to the underlying instrument/index, while selling futures contracts tends to decrease exposure to the underlying instrument/index or hedge other investments. Initial margin deposits are made upon entering into a futures contract and variation margin payments are made or received reflecting changes in the value of the futures contracts. Futures contracts are valued at the last sales price as of the close of the board of trade or exchange on which they are traded. Daily changes in the value of such contracts are reflected in net unrealized gains and losses. Gains or losses are realized upon the expiration or closing of the futures contracts, or if the counterparties do not perform in accordance with contractual provisions.

Federal income taxes: Based on provisions of the Internal Revenue Code, no federal taxes are attributable to the net investment experience of the Account.

Note 2—management agreements

Teachers Advisors, Inc. (“Advisors”), a wholly-owned subsidiary of TIAA and a registered investment adviser, provides investment advisory services for VA-1 pursuant to an Investment Management Agreement among TIAA, Advisors and VA-1. TIAA provides all administrative services for VA-1 pursuant to an Administrative Services Agreement with VA-1. The contracts are distributed primarily by Teachers Personal Investors Services, Inc. (“TPIS”), also a wholly-owned subsidiary of TIAA, which is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. The Investment Management Agreement sets the investment advisory charge at an annual rate of 0.30% of the net assets of the Account. Advisors has agreed to waive a portion of such fee, so that the daily deduction is equivalent to an annual charge of 0.07% of the net assets of the Account. The Administrative Services Agreement sets the administrative expense charge at an annual rate of 0.20% of the net assets of the Account. TIAA also imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.40% of the net assets of the Account (prior to July 1, 2003, this daily charge was at an annual rate of 0.10%).

Note 3—investments

At December 31, 2004, the net unrealized appreciation on investments was $202,129,000, consisting of gross unrealized appreciation of $292,696,520 and gross unrealized depreciation of $90,567,520.

Purchases and sales of securities, other than short-term money market instruments, for the year ended December 31, 2004, were $46,077,995 and $41,733,131 respectively.

TIAA Separate Account VA-1 Statement of Additional Information	B-25

Notes to financial statements	TIAA Separate Account VA-1 Stock Index Account	concluded

At December 31, 2004, the Account held open futures contracts as follows:

	Number of Contracts	Market Value	Expiration Date	Unrealized Gain
E-mini S&P 500 Index	31	$1,881,235	March 2005	$6,621
E-mini Russell 2000 Index	5	326,975	March 2005	2,255

				$8,876

Note 4—condensed financial information

Selected condensed financial information for an Accumulation Unit of the Account is presented below.

	Years Ended December 31,
	2004	2003	2002	2001	2000
Per Accumulation Unit data:
Investment income	$1.359	$1.041	$.965	$.916	$.966
Expenses	.468	.310	.218	.253	.301

Investment income—net	.891	.731	.747	.663	.665
Net realized and unrealized gain (loss) on investments	6.727	15.066	(15.200)	(9.499)	(7.024)

Net increase (decrease) in Accumulation Unit Value	7.618	15.797	(14.453)	(8.836)	(6.359)
Accumulation Unit Value:
Beginning of year	67.900	52.103	66.556	75.392	81.751

End of year	$75.518	$67.900	$52.103	$66.556	$75.392

Total return	11.22%	30.32%	(21.72% )	(11.72% )	(7.78% )
Ratio of expenses to average net assets before expense waiver	0.90%	0.76%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets after expense waiver	0.67%	0.53%	0.37%	0.37%	0.37%
Ratio of net investment income to average net assets	1.28%	1.26%	1.27%	0.97%	0.82%
Portfolio turnover rate	4.90%	4.14%	5.33%	9.86%	20.68%
Thousands of Accumulation Units outstanding at end of year	12,123	12,176	11,801	12,517	13,147

Note 5—accumulation units

Changes in the number of Accumulation Units outstanding were as follows:

	Years Ended December 31,
	2004	2003
Accumulation Units:
Credited for premiums	487,871	559,438
Cancelled for transfers and disbursements	(540,253)	(184,337)
Outstanding:
Beginning of year	12,175,875	11,800,774

End of year	12,123,493	12,175,875

Note 6—line of credit

The Account participates in a $2.25 billion unsecured revolving credit facility to be used for temporary purposes, including the funding of contractowner withdrawals. Certain affiliated accounts and mutual funds, each of which is managed by Advisors, or an affiliate of Advisors, also participate in this facility. Interest associated with any borrowing under the facility is charged to the borrowing accounts and mutual funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. The Account is not liable for borrowings under the facility by affiliated accounts or mutual funds. During the year ended December 31, 2004, the Account did not borrow under this facility.

B-26	Statement of Additional Information TIAA Separate Account VA-1

Report of independent registered public accounting firm

To the Contractowners and Management Committee of TIAA Separate Account VA-1:

We have audited the accompanying statement of assets and liabilities, including the summary portfolio of investments, of the Stock Index Account of TIAA Separate Account VA-1 (“VA-1”) as of December 31, 2004, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of VA-1’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Stock Index Account of VA-1 at December 31, 2004, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                        /s/ Ernst & Young LLP

New York, New York

February 25, 2005

TIAA Separate Account VA-1 Statement of Additional Information	B-27

Report of management responsibility

March 31, 2005

To the Policyholders of Teachers Insurance and Annuity Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA has established and maintains an effective system of internal controls over financial reporting designed to provide reasonable assurance that assets are properly safeguarded, that transactions are properly executed in accordance with management’s authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA’s internal audit personnel provide a continuing review of the internal controls and operations of TIAA, and the Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent registered public accounting firm of Ernst & Young LLP has audited the accompanying statutory-basis financial statements of TIAA. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting services are obtained from a firm other than the independent audit firm. The independent auditors’ report expresses an independent opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of Ernst & Young LLP and internal auditing personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York State Insurance Department and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

/s/ Herbert M. Allison, Jr.
------------------------------

/s/ Elizabeth A. Monrad
---------------------------------------

Herbert M. Allison, Jr.	Elizabeth A. Monrad
Chairman, President and	Executive Vice President and
Chief Executive Officer	Chief Financial Officer

B-28	Statement of Additional Information TIAA Separate Account VA-1

Report of the audit committee

To the Policyholders of Teachers Insurance and Annuity Association of America:

The Audit Committee (“Committee”) oversees the financial reporting process of Teachers Insurance and Annuity Association of America (“TIAA”) on behalf of TIAA’s Board of Trustees. The Committee is a standing committee of the Board and operates in accordance with a formal written charter (copies are available upon request) that describes the Committee’s responsibilities.

Management has the primary responsibility for TIAA’s financial statements, the development and maintenance of an effective system of internal controls over financial reporting, operations, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent audit firm in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting. The Committee has direct responsibility for the appointment, compensation and oversight of the external financial audit firm. As required by its charter, the Committee will evaluate rotation of the external financial audit firm whenever circumstances warrant, but in no event will the evaluation be later than the tenth year of service.

The Committee reviewed and discussed the accompanying audited statutory-basis financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the statutory-basis financial statements. The Committee has also discussed the audited statutory-basis financial statements with Ernst & Young LLP, the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of these audited statutory-basis financial statements with statutory accounting principles.

The discussion with Ernst & Young LLP focused on their judgments concerning the quality and appropriateness of the accounting principles and financial reporting practices followed by TIAA, the clarity of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with Ernst & Young LLP the auditors’ independence from management, and TIAA has received a written disclosure regarding such independence, as required by the Independence Standards Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited statutory-basis financial statements for publication and filing with appropriate regulatory authorities.

Rosalie J. Wolf, Audit Committee Chair

Donald K. Peterson, Audit Committee Member

Leonard S. Simon, Audit Committee Member

David F. Swensen, Audit Committee Member

Paul R. Tregurtha, Audit Committee Member

April 20, 2005

TIAA Separate Account VA-1 Statement of Additional Information	B-29

Report of independent registered public accounting firm

To the Board of Trustees of Teachers Insurance and Annuity Association of America:

We have audited the accompanying statutory-basis balance sheets of Teachers Insurance and Annuity Association of America (“TIAA”) as of December 31, 2004 and 2003, and the related statutory-basis statements of operations, changes in capital and contingency reserves, and cash flow for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of TIAA’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, TIAA presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 2. The effects of these variances on TIAA’s financial statements are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of TIAA at December 31, 2004 and 2003, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2004.

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of TIAA at December 31, 2004 and 2003, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2004 in conformity with accounting practices prescribed or permitted by the New York State Insurance Department.

As discussed in Note 2 to the financial statements, TIAA began to admit deferred federal income tax assets in 2002 in accordance with the Statement of Statutory Accounting Principles Number 10.

                                        /s/ Ernst & Young LLP

New York, New York

April 20, 2005

B-30	Statement of Additional Information TIAA Separate Account VA-1

Statutory—basis balance sheets	Teachers Insurance and Annuity Association of America

(dollars in thousands)*	December 31, 2004	December 31, 2003

ASSETS
Bonds	$114,776,422	$106,505,812
Mortgages	24,293,328	23,689,539
Real estate	1,707,127	1,702,300
Preferred stocks	1,287,644	924,754
Common stocks	3,722,171	3,474,524
Other long-term investments	5,647,871	4,862,515
Cash, cash equivalents and short-term investments	447,444	1,082,871
Investment income due and accrued	1,373,863	1,356,407
Separate account assets	8,309,676	5,849,058
Deferred federal income tax asset	1,024,409	893,245
Other assets	974,399	905,744
Total assets	$163,564,354	$151,246,769

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Policy and contract reserves	$131,211,568	$124,777,130
Dividends declared for the following year	2,214,480	2,337,922
Asset valuation reserve	2,743,549	2,288,501
Interest maintenance reserve	805,961	610,882
Separate account liabilities	8,309,676	5,849,058
Securities lending collateral	3,544,223	2,985,776
Other liabilities	3,557,497	2,156,038
Total liabilities	152,386,954	141,005,307
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3,050	3,050
Contingency Reserves:
For investment losses, annuity and insurance mortality, and other risks	11,174,350	10,238,412
Total capital and contingency reserves	11,177,400	10,241,462
TOTAL LIABILITIES, CAPITAL AND CONTINGENCY RESERVES	$163,564,354	$151,246,769

*	Except par value of common stock and paid-in capital

SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS	TIAA Separate Account VA-1 Statement of Additional Information	B-31

Statutory—basis statements of operations	Teachers Insurance and Annuity Association of America

(dollars in thousands)	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002

REVENUES
Insurance and annuity premiums and other considerations	$9,482,218	$8,896,091	$9,109,531
Annuity dividend additions	2,392,193	2,847,173	3,244,248
Net investment income	9,454,011	9,456,775	9,332,234
Total revenues	$21,328,422	$21,200,039	$21,686,013

EXPENSES
Policy and contract benefits	$6,832,197	$6,128,748	$5,403,358
Dividends to policyholders	4,112,964	4,584,048	5,120,378
Increase in policy and contract reserves	6,431,002	7,848,807	9,495,679
Operating expenses	432,504	490,522	469,952
Transfers to separate accounts, net	1,732,422	839,172	309,186
Other, net	121,006	(8,446)	64,142
Total expenses	$19,662,095	$19,882,851	$20,862,695

Income before federal income taxes and net realized capital (losses)	$1,666,327	$1,317,188	$823,318
Federal income tax expense (benefit)	572,339	16,715	(20,855)
Net realized capital (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(553,531)	(786,139)	(1,816,327)
Net income (loss)	$540,457	$514,334	$(972,154)

Statutory—basis statements of changes in capital and contingency reserves	Teachers Insurance and Annuity Association of America

(dollars in thousands)	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31,2002

CHANGES IN CAPITAL AND CONTINGENCY RESERVES
Net income (loss)	$540,457	$514,334	$(972,154)
Net unrealized capital gains on investments	750,519	412,433	350,449
Change in the asset valuation reserve	(455,048)	(25,368)	356,328
Change in net deferred federal income tax asset	267,090	(348,300)	—
Cumulative effect of change in accounting principles:
Deferred federal income tax asset	—	—	4,111,351
Change in non-admitted assets:
Deferred federal income tax asset	(135,926)	404,863	(3,274,669)
Other	6,242	12,165	69,318
Change in contingency reserves as a result of reinsurance	(17,228)	(15,356)	62,739
Other, net	(20,168)	—	(67,754)
NET CHANGE IN CAPITAL AND CONTINGENCY RESERVES	935,938	954,771	635,608
CAPITAL AND CONTINGENCY RESERVES AT BEGINNING OF YEAR	10,241,462	9,286,691	8,651,083
CAPITAL AND CONTINGENCY RESERVES AT END OF YEAR	$11,177,400	$10,241,462	$9,286,691

B-32	Statement of Additional Information TIAA Separate Account VA-1	SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS

Statutory—basis statements of cash flow	Teachers Insurance and Annuity Association of America

(dollars in thousands)	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$8,951,100	$8,356,531	$8,713,965
Annuity dividend additions	3,130,135	3,608,161	3,911,369
Net investment income	10,168,402	9,301,083	9,072,530
Total Receipts	22,249,637	21,265,775	21,697,864
Policy and contract benefits	6,830,347	6,089,641	5,412,664
Dividends paid to policyholders	4,236,407	4,706,536	5,086,897
Operating expenses	1,515,207	616,180	727,736
Federal income tax (benefit) expense	(67,802)	11,957	(6,556)
Net transfers to separate accounts	1,727,260	841,985	304,993
Total Disbursements	14,241,419	12,266,299	11,525,734
Net cash provided by operations	8,008,218	8,999,476	10,172,130

CASH FROM INVESTMENTS
Proceeds from long-term investments sold, matured, or repaid:
Bonds	20,595,410	27,527,024	22,445,680
Stocks	1,147,555	2,760,608	2,843,494
Mortgage loans and real estate	4,056,032	3,831,679	2,226,724
Miscellaneous proceeds	1,230,379	1,046,513	342,711
Cost of investments acquired:
Bonds	28,549,575	37,010,555	32,728,434
Stocks	1,542,062	1,553,844	3,118,463
Mortgage loans and real estate	4,698,788	3,539,578	4,258,212
Miscellaneous applications	1,959,395	1,379,956	744,503
Net cash used in investments	(9,720,444)	(8,318,109)	(12,991,003)

CASH FROM FINANCING AND OTHER
Net deposits on deposit-type contracts funds	(452)	3,253	36,515
Other cash provided (applied)	1,077,251	(1,389,622)	1,677,327
Net cash provided by (used in) financing and other	1,076,799	(1,386,369)	1,713,842
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(635,427)	(705,002)	(1,105,031)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	1,082,871	1,787,873	2,892,904
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$447,444	$1,082,871	$1,787,873

SEE NOTES TO STATUTORY—BASIS FINANCIAL STATEMENTS	TIAA Separate Account VA-1 Statement of Additional Information	B-33

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004 (dollars in thousands)

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA”) was established as a legal reserve life insurance company under the insurance laws of the State of New York in 1918. Its primary purpose is to aid and strengthen nonprofit educational and research organizations, governmental entities and other nonprofit institutions by providing retirement and insurance benefits for their employees and their families and by counseling these organizations and their employees on benefit plans and other measures of economic security. TIAA has authorized and issued 2,500 shares of Class A common stock. All of the outstanding common stock of TIAA is collectively held by the TIAA Board of Overseers, a nonprofit corporation created to hold the stock of TIAA. By charter, TIAA operates without profit to its sole shareholder. As a result, all contingency reserves are held as special surplus funds solely to provide benefits in furtherance of TIAA’s charter. Unless approved by the New York State Insurance Department (the “Department”), dividends to the shareholder are limited by New York State Insurance Law to the lesser of ten percent of surplus as of the prior year end or the prior year’s net gain from operations, excluding realized gains. TIAA generally has not paid dividends to its shareholder’s and has no plans to do so in the current year.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

TIAA’s statutory-basis financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the Department, a comprehensive basis of accounting that differs from U.S. generally accepted accounting principles (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”). The Department allowed New York domiciled insurance companies to admit deferred federal income tax (“DFIT”) assets for purposes of their statutory-basis financial statements for years ending on or after December 31, 2002, in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 10—Income Taxes. The effect of the change in accounting principle for DFIT in 2002 increased capital and contingency reserves by $836,682.

The table below provides a reconciliation of TIAA’s net income (loss) and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because TIAA maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of contractually guaranteed interest rates and mortality tables.

	2004	2003	2002
Net Income (Loss), New York SAP	$540,457	$514,334	$(972,154)
Difference in Reserves for:
Term Conversions	687	535	6,429
Deferred and Payout Annuities issued after 2000	412,682	476,333	614,093
Net Income (Loss), NAIC SAP	$953,826	$991,202	$(351,632)

Contingency Reserves, New York SAP	$11,174,350	$10,238,412	$9,283,641
Difference in Reserves for:
Term Conversions	7,966	7,279	6,744
Deferred and Payout Annuities issued after 2000	2,125,553	1,712,871	1,236,537
Contingency Reserves, NAIC SAP	$13,307,869	$11,958,562	$10,526,922

In 2004, TIAA adopted the statutory accounting guidance contained in SSAP No. 87, Capitalization Policy and INT 04-17: Impact of Medicare Modernization Act on Postretirement Benefits. These accounting changes were implemented as a change in accounting principle in order to conform to the provisions of the NAIC SAP, as adopted by the Department. These changes were effective as of 2004 and had no material effect on TIAA’s financial statements. Note 11 contains additional information about the Medicare Modernization Act.

Subsequent to the filing of the 2002 New York SAP financial statements, TIAA made certain revisions, primarily relating to the estimates of other than temporary impairments for invested assets. Reconciliation of TIAA’s net income and contingency reserves between the New York SAP as originally filed and the corresponding amounts reported in the Audited Financial Statements for 2002 are shown below:

	Net Loss	Contingency Reserves
2002 New York SAP—as filed	$(136,821)	$9,668,539
Adjustments to Invested Asset Valuations	(334,898)	(334,898)
Reclassification—Unrealized to Realized Capital Losses	(450,435)	—
Adjustments to Policy Reserves and Other Liabilities	(50,000)	(50,000)
Audited Financial Statements	$(972,154)	$9,283,641

U.S. generally accepted accounting principles: The Financial Accounting Standards Board (“FASB”) requires that financial statements that are intended to be in conformity with GAAP follow all applicable authoritative accounting pronouncements. As a result, TIAA cannot refer to financial statements prepared in accordance with NAIC SAP as having been prepared in accordance with GAAP. The differences between GAAP and NAIC SAP would have a material effect on TIAA’s financial statements and the primary differences can be summarized as follows:

Under GAAP:

•	The formula-based asset valuation reserve (“AVR”) is eliminated as a reserve;
•	The interest maintenance reserve (“IMR”) is eliminated and realized gains and losses resulting from interest rate fluctuations are reported as a component of net income rather than being accumulated in and subsequently amortized out of the IMR;

B-34	Statement of Additional Information TIAA Separate Account VA-1

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004 (dollars in thousands)	continued

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations rather than being accrued in the year when they are declared;
•	There are no non-admitted assets;
•	Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred. Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements;
•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s equity in the net assets of the subsidiaries;
•	Long-term bond investments considered to be “available for sale” are carried at fair value rather than at amortized cost;
•	State taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable, rather than being limited by quantitative limitations;
•	For purposes of calculating postretirement benefit obligations, active participants not currently vested would also be included in determining the liability;
•	Annuities that do not incorporate significant insurance risk are classified as investment contracts and are not accounted for as insurance contracts;
•	Derivatives are generally valued at fair value rather than being accounted for in a manner consistent with the hedged item;
•	Loan-backed and structured securities that are determined to have an other-than-temporary impairment are written down to fair value and not to the sum of undiscounted estimated future cash flows.

Management believes that the effects of these differences, while not determined, would significantly increase TIAA’s total contingency reserves under GAAP as of December 31, 2004.

ACCOUNTING POLICIES:

The preparation of TIAA’s statutory-basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by TIAA:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other than temporary. An impairment in an investment is considered to have occurred if an event or change in circumstance indicates that the carrying value of the asset may not be recoverable or the receipt of contractual payments of principal and interest may not occur when scheduled. When an impairment has been determined to have occurred, the investment is carried at fair value except for loan-backed and structured securities, which are valued at an amount equal to the sum of their undiscounted expected future cash flows. Management considers all available evidence to evaluate the potential impairment of its investments. Unless evidence exists indicating a decline in the fair value of an investment below carrying value is temporary, a writedown is recognized as a realized loss.

Short-term investments: Short-term investments (debt securities with maturities of one year or less at the time of acquisition) not in default are stated at amortized cost. The interest method is used for amortizing short-term investments. Short-term investments in default are stated at the lower of amortized cost or fair value. Cash and cash equivalents include cash on hand, amounts due from banks, and short term highly liquid investments with original maturity of three months or less.

Bonds: Bonds not backed by loans and not in default are stated at amortized cost. The interest method is used for amortizing bonds that are not backed by loans. Bonds not backed by loans that are in default are valued at the lower of amortized cost or fair value. For an other-than-temporary impairment, the cost basis of the bond is written down to its fair value and the amount of the write down is recognized as a realized loss.

Loan-backed bonds and structured securities: Loan-backed bonds and structured securities not in default are stated at amortized cost. The prospective approach is used in determining the carrying amount of interest only securities, securities for which an other-than-temporary impairment has been recognized or securities whose expected future cash flows are lower than the expected cash flows estimated at the time of acquisition. The retrospective approach is used to determine the carrying amount of all other loan-backed and structured securities. Estimated future cash flows and expected repayment periods are used in calculating amortization for loan-backed and structured securities. Loan-backed and structured securities in default are valued at the lower of amortized cost or undiscounted estimated future cash flows.

Common stock: Unaffiliated common stocks are stated at fair value.

Preferred stock: Preferred stocks of relatively high quality in NAIC designations 1, 2 and 3 are stated at amortized cost. Lower quality preferred stocks in NAIC designations 4, 5 and 6 are carried at the lower of amortized cost or fair value.

Mortgages: Mortgages are stated at amortized cost except that purchase money mortgages are stated at the lower of amortized cost or ninety percent of appraised value. A mortgage is evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation reserve is established for the excess of the carrying value of the mortgage loan over its estimated fair value. Changes in valuation reserves for mortgage loans are included in net unrealized capital gains or losses. When an event occurs resulting in an impairment that is other than temporary, a direct

TIAA Separate Account VA-1 Statement of Additional Information	B-35

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004 (dollars in thousands)	continued

write-down is recorded as a realized loss and a new cost basis is established.

Real estate: Real estate occupied by TIAA and real estate held for the production of income are carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances and estimated costs to sell. TIAA utilizes the straight-line method of depreciation on real estate. Depreciation is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When TIAA determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value, net of encumbrances. Write-downs are recorded as a realized loss.

Wholly-owned subsidiaries, limited partnerships and limited liability companies: Investments in wholly-owned subsidiaries, limited partnerships and limited liability companies are stated at TIAA’s equity in the net admitted assets of the underlying entities. An unrealized loss is deemed to be other than temporary when there is limited ability to recover the loss. A realized loss is recorded for other-than-temporary impairments.

Policy loans and separate accounts: Policy loans are stated at outstanding principal amounts. Separate account assets and liabilities are stated at fair value.

Seed money investments: Seed money investments in the TIAA-CREF Mutual Funds (“Retail Funds”), TIAA-CREF Institutional Mutual Funds (“Institutional Funds”), and TIAA-CREF Life Funds, which are included in Common Stocks in the accompanying balance sheets, are stated at fair value.

Securities lending: TIAA has a securities lending program whereby it loans securities to qualified brokers in exchange for cash collateral, generally at least equal to 102% of the fair value of the securities loaned. When securities are loaned, TIAA receives additional income on the collateral and continues to receive income on the securities loaned. TIAA may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower of securities fail to return the securities in a timely manner. In order to minimize this risk, TIAA monitors the credit quality of its counterparties.

Foreign currency transactions and translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the period. Realized and unrealized gains and losses, due to foreign exchange transactions and translation adjustments, are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Derivative instruments: TIAA has filed a Derivatives Use Plan with the Department. This plan details TIAA’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that TIAA has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. TIAA uses derivative instruments for hedging, income generation, and asset replication purposes. Derivatives used by TIAA include foreign currency, interest rate and credit default swaps, foreign currency forwards and interest rate cap contracts. See Note 7.

Non-admitted assets: Certain investment balances and corresponding investment income due and accrued are designated as non-admitted assets in accordance with New York SAP, based on delinquencies, defaults, and other statutory criteria, and cannot be included in life insurance company balance sheets filed with the Department. Such investment-related non-admitted assets totaled $110,376 and $90,615 at December 31, 2004 and 2003, respectively. Income on bonds in default is not accrued and, therefore, is not included in the non-admitted totals. Certain non-investment assets, such as the DFIT asset, furniture and fixtures, and various receivables, are also designated as non-admitted assets. The non-admitted portion of the DFIT asset was $3,005,732 and $2,869,806 at December 31, 2004 and 2003, respectively. The other non-admitted assets were $216,657 and $242,661 at 2004 and 2003, respectively. Changes in such non-admitted assets are charged or credited directly to contingency reserves.

Furniture and equipment: Electronic data processing equipment, software, furniture and equipment that qualify for capitalization are depreciated using the straight-line method over 3 years. Office alterations and leasehold tenant improvements that qualify for capitalization are depreciated over 5 years and the remaining life of the lease, respectively. Depreciation expenses charged to operations in 2004, 2003, and 2002 were $14,424, $29,258, and 18,521, respectively and included approximately $8,700 of accelerated depreciation on electronic data processing equipment in 2003. TIAA adopted higher capitalization thresholds, starting at $1,000, and more uniform amortization periods as a part of implementing statutory guidance effective in 2004.

Premium revenue: Life premiums are recognized as income over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business are charged to operations as incurred.

Policy and contract reserves: TIAA offers a range of group and individual retirement annuities and individual life and other insurance products. Policy and contract reserves for such products are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest (at rates ranging from 1.50% to 6.80% and averaging approximately 3%), mortality and other risks insured. Such reserves establish a sufficient provision for all contractual benefits guaranteed under policy and contract provisions.

Dividends declared for the following year: Dividends on insurance policies and pension annuity contracts in the payout phase are generally declared by the TIAA Board of Trustees (“Board”) in October of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are generally de -

B-36	Statement of Additional Information TIAA Separate Account VA-1

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004 (dollars in thousands)	continued

clared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1. Policyholder dividends are recorded as a component of net income.

Asset valuation reserve: The AVR, which covers all invested asset classes, is a reserve required by NAIC SAP to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, stocks, mortgages, real estate, other invested assets and derivatives. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Statutory formulae determine the required reserve components primarily based on factors applied to asset classes, and insurance companies may also establish additional reserves for any component; however, the ultimate balance cannot exceed the statutory maximum reserve for that component. Contributions and adjustments to the AVR are reported as transfers to or from contingency reserves. In 2002, an additional reserve was established in the amount of $276,291. No voluntary contributions were made in either 2003 or 2004.

Interest maintenance reserve: The IMR is a reserve required by NAIC SAP which accumulates realized interest rate-related capital gains and losses on sales of debt securities and mortgage loans, as defined by NAIC SAP. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold.

Reclassifications: These financial statements report asset classes and related income in the same categories as prescribed for the NAIC annual statement. Certain reclassifications have been made to prior year amounts in order to conform to this presentation. The principal reclassifications related to reporting net transfers and real estate. In prior years, transfers to and from the College Retirement Equities Fund (“CREF”) were reported net on the Statements of Operations and Statements of Cash Flow. CREF transfers have been reported as premiums and benefits on these statements to be more consistent with the Annual Statement presentation. In 2004, 2003 and 2002, CREF net transfers were $1,477,560, $894,344 and $2,168,251. In addition, this presentation reports real estate activities conducted through subsidiaries and other entities as affiliated equity, mortgages, or other long-term investments rather than as real estate.

Note 3—investments

The disclosures below provide information grouped within the following asset categories: A) bonds, preferred and common stocks; B) mortgage loan investments; C) real estate investments; D) investment subsidiaries and affiliates; and E) other long term investments.

A. BONDS, PREFERRED STOCKS, AND COMMON STOCKS:

The amortized cost and estimated fair values, and unrealized gains and losses of long-term bonds, preferred stocks, and common stocks at December 31, 2004 and 2003, are shown below:

	Cost**	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2004
U.S. Government	$1,326,342	$83,358	$(1,268)	$1,408,432
All Other Governments	1,002,193	105,639	(1,001)	1,106,831
States, Territories & Possessions	964,357	199,877	(5,082)	1,159,152
Political Subdivisions of States, Territories & Possessions	18,319	4,252	—	22,571
Special Rev. & Special Assessment, Non-guaranteed Agencies & Govt.	23,117,864	845,562	(164,457)	23,798,969
Public Utilities	4,667,045	426,737	(17,476)	5,076,306
Industrial & Miscellaneous	83,680,302	5,053,295	(627,095)	88,106,502
Total Bonds	114,776,422	6,718,720	(816,379)	120,678,763
Preferred Stocks	1,297,173	85,411	(24,681)	1,357,903
Common Stocks Unaffiliated	301,777	110,757	(2,583)	409,951
Common Stocks Affiliated***	3,312,220	—	—	3,312,220
Total Bonds and Stocks	$119,687,592	$6,914,888	$(843,643)	$125,758,837

December 31, 2003
U.S. Government	$2,086,153	$54,121	$(59,787)	$2,080,487
All Other Governments	885,568	88,294	(1,576)	972,286
States, Territories & Possessions	966,942	168,938	(11,101)	1,124,779
Political Subdivisions of States, Territories & Possessions	18,292	4,174	—	22,466
Special Rev. & Special Assessment, Non-guaranteed Agencies & Govt.	21,156,415	869,013	(284,346)	21,741,082
Public Utilities	4,663,739	410,987	(40,782)	5,033,944
Industrial & Miscellaneous	76,728,703	4,945,216	(893,768)	80,780,151
Total Bonds	106,505,812	6,540,743	(1,291,360)	111,755,195
Preferred Stocks	928,302	61,717	(5,043)	984,976
Common Stocks Unaffiliated	373,540	87,790	(28,270)	433,060
Common Stocks Affiliated***	3,041,464	—	—	3,041,464
Total Bonds and Stocks	$110,849,118	$6,690,250	$(1,324,673)	$116,214,695

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments. At December 31, 2004 and 2003, preferred stock non-admitted assets were $9,529 and $3,548, respectively.
***	Also reported in Note 3D, Subsidiaries and Affiliates.

TIAA Separate Account VA-1 Statement of Additional Information	B-37

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004 (dollars in thousands)	continued

IMPAIRMENT REVIEW PROCESS

All securities are subjected to TIAA’s process for identifying other-than-temporary impairments. The impairment identification process utilizes, but is not limited to, a screening process based on declines in fair value of more than 20% over a six-month period. TIAA writes down securities that it deems to have an other-than-temporary impairment to fair value in the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in fair value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the extent to which and the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of TIAA to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and rating agencies; (f) the potential for impairments in an entire industry sector or sub-sector; and (g) the potential for impairments in certain economically-depressed geographic locations. Where an impairment is considered to be other than temporary, TIAA recognizes a write-down as an investment loss and adjusts the cost basis of the security accordingly. TIAA does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, TIAA continues to review the impaired security for appropriate valuation on an ongoing basis.

UNREALIZED LOSSES ON BONDS, PREFERRED STOCKS AND COMMON STOCKS

The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position for 2004 and 2003 are shown in the table below:

	Cost**	Gross Unrealized Loss	Estimated Fair Value

December 31, 2004

Less than twelve months:
Bonds	$16,378,327	$(349,835)	$16,028,492
Preferred Stocks	217,793	(24,182)	193,611
Common Stocks	55,944	(1,614)	54,330
Total less than twelve months	16,652,064	(375,631)	16,276,433

Twelve months or more:
Bonds	8,555,534	(466,544)	8,088,990
Preferred Stocks	20,261	(499)	19,762
Common Stocks	30,530	(969)	29,561
Total twelve months or more	8,606,325	(468,012)	8,138,313
Total—All bonds, preferred & common stocks	$25,258,389	$(843,643)	$24,414,746

**	Amortized cost for bonds and original cost for stocks net of cumulative reported other-than-temporary impairments.

	Cost**	Gross Unrealized Loss	Estimated Fair Value

December 31, 2003

Less than twelve months:
Bonds	$22,859,121	$(1,027,782)	$21,831,339
Preferred Stocks	20,918	(115)	20,803
Common Stocks	12,757	(487)	12,270
Total less than twelve months	22,892,796	(1,028,384)	21,864,412

Twelve months or more:
Bonds	2,559,069	(263,578)	2,295,491
Preferred Stocks	79,904	(4,928)	74,976
Common Stocks	149,046	(27,783)	121,263
Total twelve months or more	2,788,019	(296,289)	2,491,730
Total—All bonds, preferred & common stocks	$25,680,815	$(1,324,673)	$24,356,142

**	Amortized cost for bonds and original cost for stocks net of cumulative recorded other-than-temporary impairments.

For 2004, the categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were concentrated in asset-backed securities (33%), mortgage-backed securities (25%), manufacturing (9%), finance (9%), government (9%), and other securities (15%). The preceding percentages were calculated as a percentage of the gross unrealized loss. TIAA held 17 securities where each had a gross unrealized loss greater than $5 million at December 31, 2004. Ten of these securities represented 100% of the gross unrealized loss on securities where the estimated fair value declined and remained below cost by 20% or more for twelve months or greater. All ten securities were asset-backed securities and the estimated future cash flows supported the carrying value of each security. TIAA believes that the estimated fair values of the asset-backed securities were temporarily depressed as a result of unusually strong negative market reaction to this sector.

For 2003, the categories of securities for which the estimated fair value declined and remained below cost for twelve months or greater were concentrated in asset-backed securities (64%), common stocks (9%), retail & wholesale trade (5%), government (5%), manufacturing (4%), public utilities (4%), and other securities (9%). The preceding percentages were calculated as a percentage of the gross unrealized loss. TIAA held 15 securities where each had a gross unrealized loss greater than $5 million at December 31, 2003. Twelve of these securities represented 100% of the gross unrealized loss on securities where the estimated fair value declined and remained below cost by 20% or more for twelve months or greater. Ten were asset-backed securities and the estimated future cash flows supported the carrying value of each security. The remaining two securities were common stock. TIAA believes that the estimated fair values of the asset-backed securities were temporarily depressed as a result of unusually strong negative market reaction to this sector.

B-38	Statement of Additional Information TIAA Separate Account VA-1

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004 (dollars in thousands)	continued

SCHEDULED MATURITIES FOR BONDS

The statutory carrying values and estimated fair values of long-term bond investments at December 31, 2004, by contractual maturity, are shown below:

	Carrying Value	Estimated Fair Value
Due in one year or less	$1,786,319	$1,806,863
Due after one year through five years	10,325,695	11,030,064
Due after five years through ten years	20,899,038	22,326,930
Due after ten years	27,553,879	29,735,505
Subtotal	60,564,931	64,899,362
Residential mortgage-backed securities	27,796,371	28,498,284
Commercial mortgage-backed securities	15,006,573	15,798,517
Asset-backed securities	11,408,547	11,482,600
Total	$114,776,422	$120,678,763

Bonds not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

Included in the preceding table are long-term bonds in or near default with an original par amount of $2,496,222 that have been written down to a statutory carrying value of $674,450. The bonds are categorized based on contractual maturity as follows: $1,707 due in one year or less, $80,302 due after one year through five years, $82,075 due after five years through ten years, $54,826 due after ten years, $2,088 of residential mortgage-backed securities, $451,619 of asset-backed securities and $1,833 of commercial mortgage-backed securities.

BOND CREDIT QUALITY AND DIVERSIFICATION

At December 31, 2004 and 2003, 93.0% and 91.6%, respectively, of the long-term bond portfolio was comprised of investment grade securities. The carrying values of long-term bond investments were diversified by industry classification at December 31 as follows:

	2004	2003
Residential mortgage-backed securities	24.2%	24.8%
Commercial mortgage-backed securities	13.1	12.4
Finance and financial services	12.3	11.0
Manufacturing	11.2	11.3
Asset-backed securities	9.9	10.6
Public utilities	5.7	5.9
Communications	4.6	4.8
Government	4.1	3.4
Oil and gas	3.8	3.7
Retail and wholesale trade	2.2	2.6
Real estate investment trusts	2.3	2.4
Other	6.6	7.1
Total	100.0%	100.0%

BOND AND EQUITY—OTHER DISCLOSURES

During 2004 and 2003, TIAA acquired bonds and stocks through debt restructurings and other non-cash transactions aggregating $2,300,853 and $2,313,755, respectively. Debt securities of $7,049 and $6,661 at December 31, 2004 and 2003, respectively, were on deposit with governmental authorities or trustees, as required by law.

The carrying values and estimated fair values of securities loaned, and the associated cash collateral received were as follows:

	Carrying Value	Fair Value	Cash Collateral
December 31, 2004	$3,275,396	$3,441,284	$3,544,223
December 31, 2003	$2,729,251	$2,833,478	$2,985,776

For the years ended December 31, 2004, 2003, and 2002, the income generated from securities lending was $8,751, $8,893 and $10,035, respectively. For the years ended December 31, 2004 and 2003, the carrying amount of bonds and stocks denominated in foreign currency was $2,362,382 and $2,015,602, respectively. Bonds that totaled $568,969 and $701,886 at December 31, 2004 and 2003, respectively, represent amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

B. MORTGAGE LOAN INVESTMENTS:

TIAA makes mortgage loans that are principally collateralized by commercial real estate. The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 80% for commercial loans. The coupon rates for commercial mortgage loans and mezzanine loans acquired during 2004 ranged from 4.06% to 8.78% and from 0.00% to 9.60%, respectively.

MORTGAGE LOAN IMPAIRMENT REVIEW PROCESS

TIAA monitors the effects of current and expected market conditions and other factors on the collectibility of mortgage loans to identify and quantify any impairment in value. Any impairment is classified as either temporary, for which a recovery is anticipated, or other than temporary. Mortgage loans with impaired values at December 31, 2004 and 2003 have been written down to net realizable values, as shown in the table below. For impaired mortgages where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below:

	2004	2003	2002
Investment in impaired mortgage loans, with temporary allowances for credit losses (at net carried value plus accrued interest)	$184,644	$599,836	$399,852
Related temporary allowances for credit losses	(30,130)	(132,393)	(116,737)
Investment in impaired mortgage loans, net of other-than-temporary impairment losses recognized	357,595	1,015,637	45,998
Related write-downs for other-than-temporary impairments	(142,289)	(132,754)	(90,329)
Average investments in impaired mortgage loans	888,575	980,612	751,027
Interest income recognized on impaired mortgage loans during the period	38,094	55,917	30,632
Interest income recognized on a cash basis during the period	38,400	74,052	31,509

TIAA Separate Account VA-1 Statement of Additional Information	B-39

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004 (dollars in thousands)	continued

The activity affecting the allowance for credit losses on mortgage loans was as follows:

	2004	2003
Balance at the beginning of the year	$132,393	$116,737
Provisions for losses charged against contingency reserves	54,508	93,394
Write-downs for other-than-temporary impaired assets charged against the allowance	(132,100)	(30,639)
Recoveries of amounts previously charged off	(24,671)	(47,099)
Balance at the end of the year	$30,130	$132,393

At December 31, 2004 and 2003, the aggregate carrying values of mortgages with restructured or modified terms were $237,319 and $137,699, respectively. For the years ended December 31, 2004, 2003 and 2002, the investment income earned on such mortgages was $15,974, $6,415 and $26,281, respectively, which would have been approximately $21,733, $9,699 and $36,560, respectively, if they had performed in accordance with their original terms. During 2004, TIAA reduced the interest rate on outstanding loans as follows: $8,000 loan by 4.00%, $56,375 loan by 2.95% and $85,000 loan by 2.00%. When restructuring mortgage loans, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, TIAA accrues interest income to the extent it is deemed collectible. Due and accrued income on any mortgage in default for more than eighteen months is non-admitted. At December 31, 2004 and 2003, the carrying values of mortgages held with interest more than 180 days past due, excluding accrued interest, were $33,730 and $32,785, respectively. Total interest due on mortgages with interest more than 180 days past due was $10,106 and $6,058, respectively.

MORTGAGE LOAN DIVERSIFICATION

At December 31, the carrying values of mortgage loan investments were diversified by property type and geographic region as follows:

	2004	2003
Property Type
Office buildings	41.1%	43.3%
Shopping centers	29.2	26.4
Industrial buildings	11.7	11.5
Mixed-use projects	7.6	7.6
Apartments	5.9	6.1
Hotel	3.7	3.9
Other	0.8	1.2
Total	100.0%	100.0%

	2004	2003
Geographic Region
Pacific	27.4%	25.6%
South Atlantic	23.5	22.1
North Central	15.3	18.0
Middle Atlantic	11.7	11.4
South Central	8.5	8.1
Mountain	6.8	6.6
New England	4.5	6.7
Other	2.3	1.5
Total	100.0%	100.0%

At December 31, 2004 and 2003, approximately 20.8% and 19.0% of the mortgage portfolio, respectively, was invested in California and was included in the Pacific region shown above.

SCHEDULED MORTGAGE LOAN MATURITIES

At December 31, 2004, contractual maturities for mortgage loans were as follows:

Carrying Value
Due in one year or less	$1,228,318
Due after one year through five years	9,971,461
Due after five years through ten years	11,251,889
Due after ten years	1,841,660
Total	$24,293,328

Actual maturities may differ from contractual maturities because borrowers may have the right to repay mortgage loans, although prepayment premiums may be applicable.

MORTGAGE LOAN—OTHER DISCLOSURES

Mortgages that totaled $570,812 and $515,480 at December 31, 2004 and 2003, respectively, represent the carrying value of amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

For the years ended December 31, 2004 and 2003, the carrying value of mortgage loans denominated in foreign currency was $537,056 and $462,049 respectively.

C. REAL ESTATE INVESTMENTS:

TIAA makes investments in commercial real estate directly, through wholly-owned subsidiaries and through real estate limited partnerships. TIAA monitors the effects of current and expected market conditions and other factors on the realizability of real estate investments to identify and quantify any impairments in value. At December 31, 2004 and 2003, TIAA’s directly owned real estate investments of $1,707,127 and $1,702,300, respectively, were carried net of third party mortgage encumbrances, which totaled approximately $143,329 and $144,754, respectively.

REAL ESTATE DIVERSIFICATION

At December 31, the carrying values of real estate investments were diversified by property type and geographic region as follows:

	2004	2003
Property Type
Office buildings	70.9%	71.7%
Mixed-use projects	15.3	14.3
Industrial buildings	8.9	8.8
Apartments	3.3	3.3
Land held for future development	1.5	1.4
Income-producing land underlying improved real estate	0.1	0.4
Other	0.0	0.1
Total	100.0%	100.0%

B-40	Statement of Additional Information TIAA Separate Account VA-1

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004 (dollars in thousands)	continued

	2004	2003
Geographic Region
South Atlantic	44.7%	44.3%
North Central	19.0	19.7
Middle Atlantic	15.4	14.6
Pacific	10.6	11.2
South Central	8.3	8.3
Mountain	2.0	1.9
Total	100.0%	100.0%

At December 31, 2004 and 2003, approximately 20.0% and 20.4% of the real estate portfolio, respectively, was invested in Florida and was included in the South Atlantic region shown above.

REAL ESTATE—OTHER DISCLOSURES

Depreciation expense on directly owned real estate investments for the years ended December 31, 2004, 2003 and 2002, was $52,219, $62,151 and $42,085, respectively; the amount of accumulated depreciation at December 31, 2004 and 2003 was $274,925 and $256,396, respectively.

During 2004 and 2003, TIAA did not acquire directly owned real estate via the assumption of debt or in satisfaction of debt.

D. SUBSIDIARIES AND AFFILIATES:

TIAA’s investment subsidiaries and affiliates, which have been created for legal or other business reasons, are primarily involved in real estate and securities investment activities for TIAA. The larger investment subsidiaries and affiliates are ND Properties, Inc, TIAA Realty, Inc, WRC Properties, Inc, and 485 Properties, LLC. For the year-ended 2004, ND Properties, Inc. acquired and sold real estate properties with a net carrying value of $471,219 and recognized a gain of $22,000. TIAA’s share of net carrying values of investment subsidiaries and affiliates at December 31, 2004 and 2003 was $4,488,029 and $4,240,849, respectively. To conform to the NAIC Annual Statement presentation, the carrying value of these entities is also reported in Note 3A as affiliated common stock or in Note 3E as other long-term investments. Other-than-temporary impairments of investment subsidiaries and affiliates for the years ended December 31, 2004 and 2003 were $65,403 and $84,118, respectively, and these amounts are included in the impairment table in Note 4. Net income from investment subsidiaries and affiliates was $217,374, $206,227 and $303,881 for the years ended December 31, 2004, 2003 and 2002, respectively. As of December 31, 2004 and 2003, the net amount due from investment subsidiaries and affiliates was $99,108 and $26,104, respectively. For the years ended December 31, 2004 and 2003, TIAA’s net capital contributions to investment subsidiaries and affiliates were $150,577 and ($255,318), respectively.

TIAA’s operating subsidiaries primarily consist of TIAA-CREF Enterprises, Inc., (“Enterprises”), TIAA-CREF Individual and Institutional Services LLC, TCT Holdings, Inc, TIAA Financial Services, LLC, (“TFS”), and TIAA-CREF Asset Management Commingled Funds Trust I (“TCAM”), which are wholly-owned subsidiaries of TIAA. Enterprises wholly owns TIAA-CREF Life Insurance Company, Inc. (“TIAA-CREF Life”), Teachers Advisors, Inc., (“Advisors”) Teachers Personal Investors Services (“TPIS”), and TIAA-CREF Tuition Financing, Inc (“TFI”). TFS owns TIAA Global Markets, Inc. (“TGM”) TIAA Advisory Services, LLC, and TIAA Realty Capital Management, LLC.

TIAA’s share of net carrying values of unconsolidated operating subsidiaries at December 31, 2004 and 2003 was $1,014,185 and $450,022, respectively. To conform with the NAIC Annual Statement presentation, the carrying value of these entities is also reported in Note 3A as affiliated common stock or in Note 3E as other long-term investments. Other-than-temporary impairments of operating subsidiaries for the years ended December 31, 2004 and 2003 were $11,217 and $53,646, respectively, and such amounts are included in the impairment table in Note 4. Net loss from operating subsidiaries was ($23,602), ($13,246) and ($51,858) for the years ended December 31, 2004, 2003 and 2002, respectively. TIAA had net amounts due from operating subsidiaries of $13,227 and $41,775, as of December 31, 2004 and 2003, respectively. For the years ended December 31, 2004 and 2003, TIAA’s net capital contributions to operating subsidiaries were $509,800 and $4,421, respectively.

TIAA provides a $750,000 uncommitted and unsecured 364-day revolving line of credit to TGM. No principal or interest was outstanding as of December 31, 2004 and 2003. For the year ended December 31, 2004, there were no borrowings under this credit facility. In October 2004, TIAA extended a $100,000 committed and unsecured 364-day revolving line of credit to TIAA-CREF Asset Management Core Property Fund. In 2004, there were two drawdowns totaling $27,000. For the year ended December 31, 2004, outstanding principal plus accrued interest was $27,076.

Mutual funds: As of December 31, 2004 and 2003, TIAA’s investments in affiliated mutual funds totaled approximately $440,284 and $556,244, respectively. These amounts are reported in the caption “Common Stocks” in the accompanying balance sheets.

E. OTHER LONG-TERM INVESTMENTS:

The components of TIAA’s carrying value in other long-term investments at December 31, 2004 and 2003 was:

	2004	2003
Unaffiliated other invested assets	$2,364,881	$1,955,844
Affiliated other invested assets	2,630,278	2,205,651
Other assets	652,712	701,020
Total other long-term investments	$5,647,871	$4,862,515

Unaffiliated other invested assets are principally fund investments. Affiliated other invested assets are subsidiaries and affiliates reported in Note 3D. Other assets consist primarily of contract loans, securities receivables, and derivatives. Other-than-temporary impairments in other long-term investments for the years ended December 31, 2004 and 2003 were $427,726 and $117,767, and these amounts are included in the impairment table in Note 4. The increase in 2004’s other-than-temporary impairments resulted from refinements made to TIAA’s other-than-temporary impairment process.

For the years ended December 31, 2004 and 2003, other long-term investments denominated in foreign currency were $531,438 and $407,984, respectively.

TIAA Separate Account VA-1 Statement of Additional Information	B-41

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004 (dollars in thousands)	continued

F. COMMITMENTS:

The outstanding obligation for future investments at December 31, 2004, is shown below by asset category:

	2005	2006	In later years	Total Commitments
Bonds	$392,617	$3,959	$20,000	$416,576
Mortgages	1,152,232	291,127	—	1,443,359
Real estate	26,228	1,525	1,422	29,175
Preferred stocks	16,750	—	—	16,750
Common stocks	271,609	296	—	271,905
Other long-term investments	1,216,824	556,244	833,565	2,606,633
Total	$3,076,260	$853,151	$854,987	$4,784,398

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, and the funding of mortgage loan and real estate commitments are generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. Due to TIAA’s due diligence in closing mortgage commitments, there is a lag between commitment and closing. For other long-term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

In addition to the amounts in the above table, TIAA is a limited partner in the Hines Development Fund Limited Partnership (the “Development Fund”) whose primary focus is the development and redevelopment of real estate projects in Western Europe. Each of the limited partners made a specified commitment to the fund; TIAA committed 130,000 Euros. The limited partners’ commitments are pledged as collateral to facilitate the financing of the activities of the fund by third parties through equity lines of credit. The limited partners do not anticipate funding their commitments but remain committed to do so should it become necessary for the Development Fund to make cash capital calls.

Note 4—investment income and capital gains and losses

Net investment income: The components of net investment income were as follows:

	2004	2003	2002
Bonds	$7,160,478	$7,203,936	$6,966,602
Mortgages	1,795,660	1,845,018	1,776,484
Real estate	292,614	315,628	257,063
Stocks	269,400	278,116	371,266
Other long-term investments	214,280	159,192	183,074
Cash, cash equivalents and short-term investments	34,969	26,485	90,181
Other	2,692	2,062	12,551
Total gross investment income	9,770,093	9,830,437	9,657,221
Less securities lending payments	(47,949)	(45,861)	(68,081)
Less investment expenses	(440,081)	(426,282)	(344,160)
Net investment income before amortization of net IMR gains	9,282,063	9,358,294	9,244,980
Plus amortization of net IMR gains	171,948	98,481	87,254
Net investment income	$9,454,011	$9,456,775	$9,332,234

Future rental income expected to be received during the next five years under existing real estate leases (including subsidiaries and affiliates) in effect as of December 31, 2004 is $478,138 in 2005, $404,915 in 2006, $359,993 in 2007, $306,172 in 2008, and $283,930 in 2009.

Realized capital gains and losses: The net realized capital gains (losses) on sales, redemptions and writedowns of investments were as follows:

	2004	2003	2002
Bonds	$197,737	$(427,953)	$(1,133,887)
Mortgages	(74,036)	(48,581)	(108,486)
Real estate	13,296	45,066	12,194
Stocks	159,305	28,623	(326,414)
Other long-term investments	(484,890)	(104,181)	(70,755)
Cash, cash equivalents and short-term investments	2,084	19,670	687
Total before capital gains taxes and transfers to the IMR	(186,504)	(487,356)	(1,626,661)
Transfers to IMR	(367,027)	(298,783)	(189,666)
Capital gains taxes	—	—	—
Net realized capital (losses) less capital gains taxes, after transfers to the IMR	$(553,531)	$(786,139)	$(1,816,327)

Write-downs of investments resulting from impairments which were considered to be other than temporary and included in the preceding table as realized capital (losses) were as follows:

	2004	2003	2002
Other-than-temporary impairments:
Bonds	$(276,646)	$(802,609)	$(1,196,548)
Mortgages	(105,140)	(76,072)	(71,589)
Real estate	(904)	(13,507)	—
Stocks	(46,014)	(172,480)	(478,816)
Other long-term investments	(427,726)	(117,767)	(91,872)
Total	$(856,430)	$(1,182,435)	$(1,838,825)

During 2004, 2003 and 2002, TIAA recognized losses in the amount of $36,457, $18,683 and $61,477, respectively, on debt securities and mortgage loans whose terms were restructured. These amounts were included in the preceding table.

Proceeds from sales of long-term bond investments during 2004, 2003 and 2002 were $6,196,415, $8,507,669 and $8,622,312, respectively. Gross gains of $447,774, $555,660 and $359,785 and gross losses, excluding impairments considered to be other than temporary, of $41,421, $228,025 and $197,478 were realized on these sales during 2004, 2003 and 2002, respectively.

B-42	Statement of Additional Information TIAA Separate Account VA-1

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004 (dollars in thousands)	continued

Unrealized capital gains and losses: The net changes in unrealized capital gains (losses) on investments, resulting in a net increase (decrease) in the valuation of investments, were as follows:

	2004	2003	2002
Bonds	$170,362	$328,184	$473,622
Mortgages	78,243	34	79,656
Real estate	—	(1,910)	(1,732)
Stocks	73,633	354,184	149,938
Other long-term investments	428,281	(268,059)	(351,035)
Total	$750,519	$412,433	$350,449

Note 5—securitizations

When TIAA sells bonds and mortgage loans in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. TIAA’s ownership of the related retained interests may be held directly by TIAA or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities/Qualified Special Purpose Entities, (“SPEs/QSPEs”), that issue equity and debt which is non-recourse to TIAA. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices if available; however, quotes are generally not available for retained interests, so TIAA either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

TIAA has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs/QSPEs since 2002. Proceeds from the 2002 securitizations were $690,598. TIAA Advisory Services, LLC, a downstream subsidiary of TIAA, provides investment advisory services for most assets securitized by TIAA.

The following table summarizes TIAA’s retained interests in securitized financial assets from transactions originated since 1999:

				Sensitivity Analysis of Key Assumptions Used for Fair Value
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value	10% Adverse	20% Adverse
1999	Mortgages	$320,856	$338,885	$(4,065)	$(8,053)
2000	Bonds	60,708	74,423	(5,799)	(11,410)
2001	Bonds	340,588	385,968	(5,329)	(9,074)
2002	Bonds	27,602	25,000	(1,080)	(2,075)

The fair values of the retained interests on December 31, 2004 were determined either by independent pricing services or analysts employed by TIAA. The key assumptions applied discount rates based upon the current yield curve, spreads, and expected cash flows specific to the type of interest retained for each securitization. The sensitivity analysis includes an adverse change in each assumption used to determine fair value.

Note 6—disclosures about fair value of financial instruments

The estimated fair value amounts of financial instruments presented in the following tables were determined by TIAA using market information available as of December 31, 2004 and 2003 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts TIAA could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

	Carrying Value	Estimated Fair Value
December 31, 2004
Assets
Bonds	$114,776,422	$120,678,763
Mortgages	24,293,328	25,829,646
Common stocks	3,722,171	3,722,171
Preferred stocks	1,287,644	1,357,903
Cash, cash equivalents and short-term investments	447,444	447,444
Policy loans	565,586	565,586
Seed money investments in mutual funds	440,284	440,284
Liabilities
Teachers Personal Annuity—Fixed Account	2,159,578	2,159,578
Derivative Financial Instruments	(612,044)	(752,512)

December 31, 2003
Assets
Bonds	$106,505,812	$111,755,195
Mortgages	23,689,539	25,687,448
Common stocks	3,474,524	3,474,524
Preferred stocks	924,754	984,976
Cash, cash equivalents and short-term investments	1,082,871	1,082,871
Policy loans	504,369	504,369
Seed money investments in mutual funds	556,244	556,244
Liabilities
Teachers Personal Annuity—Fixed Account	2,124,746	2,124,746
Derivative Financial Instruments	(455,952)	(464,411)

Bonds: The fair values for publicly traded long-term bond investments were determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31 were as follows:

	2004		2003
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Publicly traded bonds	$80,655,521	$84,751,847	$72,956,570	$76,688,352
Privately placed bonds	34,120,901	35,926,916	33,549,242	35,066,843
Total bonds	$114,776,422	$120,678,763	$106,505,812	$111,755,195

TIAA Separate Account VA-1 Statement of Additional Information	B-43

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004 (dollars in thousands)	continued

Mortgages: The fair values of mortgages were generally determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

Common stocks, cash, cash equivalents, short-term investments, policy loans, and seed money investments: The carrying values were considered reasonable estimates of their fair values.

Preferred stocks: The fair values of preferred stocks were determined using quoted market prices or valuations from the NAIC.

Teachers personal annuity—fixed account: The carrying values of the liabilities were considered reasonable estimates of their fair values.

Commitments to extend credit or purchase investments: TIAA generally does not charge commitment fees on these agreements, and the related interest rates reflect market levels at the time of the commitments.

Insurance and annuity contracts: TIAA’s insurance and annuity contracts, other than the Teachers Personal Annuity—Fixed Account disclosed above, entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

Derivative financial instruments: The fair values of interest rate cap contracts and credit default swap contracts are estimated by external parties and are reviewed internally for reasonableness based on anticipated interest rates, estimated future cashflows, and anticipated credit market conditions. The fair values of foreign currency swap and forward contracts and interest rate swap contracts are estimated internally based on estimated future cashflows, anticipated foreign exchange relationships and anticipated interest rates and such values are reviewed for reasonableness with estimates from TIAA’s counterparties.

Note 7—derivative financial instruments

TIAA uses derivative instruments for hedging, income generation, and asset replication purposes. TIAA does not engage in derivative financial instrument transactions for speculative purposes. TIAA enters into derivatives directly with counterparties of high credit quality (i.e., rated AA or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. TIAA’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counterparty, unless otherwise described below.

Foreign currency swap contracts: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) to hedge against currency risks on investments denominated in foreign currencies. Foreign currency swap contracts are designated as cashflow hedges and changes in the value of the contracts related to foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value. At December 31, 2003, the net unrealized (loss) from a foreign currency swap contract that no longer qualified for hedge accounting treatment was ($6,715).

Foreign currency forward contracts: TIAA enters into foreign currency forward contracts to exchange fixed amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) to hedge against currency risks on investments denominated in foreign currencies. Foreign currency forward contracts are designated as cashflow hedges and changes in the value of the contracts related to foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. A foreign exchange premium/(discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. TIAA amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year. At December 31, 2004, the net unrealized (loss) from foreign currency forward contracts that no longer qualified for hedge accounting treatment was ($28).

Interest rate swap contracts: TIAA enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts are designated as cashflow hedges and allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows. These contracts qualify as fair value hedges and are entered into in connection with certain interest sensitive products. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value.

Interest rate cap contracts: TIAA purchases interest rate cap contracts to hedge against the risk of a rising interest rate environment as part of TIAA’s asset and liability management program for certain interest sensitive products. Under the terms of the interest rate cap contracts, the selling entity makes payments to TIAA on a specified notional amount if an agreed-upon index exceeds a predetermined strike rate. Interest rate cap contracts are carried at fair value. Payments received under interest rate cap contracts are included in net investment income.

Credit default swap contracts: As part of a strategy to replicate investment grade corporate bonds in conjunction with high quality host bonds, TIAA writes (sells) credit default swaps to earn a premium by essentially issuing “insurance” to the buyer of default protection. The carrying value of credit default swaps represents the unamortized premium received for selling the default protection, and the premium received is amortized into investment income over the life of the swap. TIAA has negligible counterparty credit risk with the buyer. TIAA also purchases credit default swaps to hedge against unexpected credit events on selective investments in the TIAA portfolio. These swap contracts qualify as fair value hedges and the premium payment to the counterparty is expensed.

B-44	Statement of Additional Information TIAA Separate Account VA-1

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004 (dollars in thousands)	continued

	Notional Value	Carrying Value	Estimated Fair Value
December 31, 2004
Foreign currency swap contracts	$2,566,616	$(549,772)	$(696,871)
Foreign currency forward contracts	243,249	(62,272)	(65,534)
Interest rate swap contracts	722,400	—	14,617
Interest rate cap contracts	73,800	—	—
Credit default swap contracts	660,694	—	(4,724)
Total derivatives	$4,266,759	$(612,044)	$(752,512)

	Notional Value	Carrying Value	Estimated Fair Value
December 31, 2003
Foreign currency swap contracts	$2,415,672	$(402,848)	$(420,866)
Foreign currency forward contracts	309,676	(53,146)	(51,579)
Interest rate swap contracts	744,455	—	13,604
Interest rate cap contracts	90,300	42	42
Credit default swap contracts	472,417	—	(5,612)
Total derivatives	$4,032,520	$(455,952)	$(464,411)

Note 8—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding variable annuity contracts. VA-1 was registered with the Securities and Exchange Commission, (“the Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. Currently, VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall United States stock market.

The TIAA Real Estate Account (“REA”) is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of funding variable annuity contracts. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA’s target is to invest between 70% and 95% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly traded securities to maintain adequate liquidity.

Premiums, considerations or deposits received by TIAA’s separate accounts totaled $2,339,295, $1,401,307 and $1,167,011 for the years ending December 31, 2004, 2003 and 2002, respectively. Reserves for these separate accounts totaled $8,160,866 and $5,619,975 on December 31, 2004 and 2003, respectively.

Other than the guarantees disclosed in Note 15, TIAA does not make any guarantees to policyholders on its separate accounts. Both accounts offer full or partial withdrawal at market value with no surrender charges. The assets and liabilities of these accounts (which represent participant account values) are generally carried at fair value (directly held real estate is carried at appraised value).

Note 9—management agreements

Under Cash Disbursement and Reimbursement Agreements, TIAA serves as the common pay-agent for its operating subsidiaries. In addition, under management agreements, TIAA provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company, FSB, and VA-1.

Services necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided, at cost, by two subsidiaries of TIAA, TIAA-CREF Investment Management, LLC (“Investment Management”) and TIAA-CREF Individual & Institutional Services, LLC (“Services”), which provide investment advisory, administrative and distribution services for CREF at an at-cost basis. Such services are provided in accordance with an Investment Management Services Agreement between CREF and Investment Management, and in accordance with a Principal Underwriting and Administrative Services Agreement between CREF and Services. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $672,659, $599,963 and $568,327 in 2004, 2003 and 2002, respectively, are not included in the statements of operations and had no effect on TIAA’s operations.

Advisors provides investment advisory services for VA-1, the Retail Funds, the Institutional Funds, the Life Funds and other separately managed portfolios in accordance with investment management agreements. TPIS and Services distribute variable annuity contracts for VA-1 as well as registered securities for the Retail Funds, the Institutional Funds, the TIAA-CREF Life separate accounts and TFI.

All services necessary for the operation of REA are provided, at cost, by TIAA and Services. TIAA provides investment management services for REA. Distribution and administrative services are provided in accordance with a Distribution and Administrative Services Agreement between REA and Services. TIAA and Services receive management fee payments from REA on a daily basis according to formulae established each year with the objective of keeping the management fees as close as possible to REA’s actual expenses. Any differences between actual expenses and daily charges are adjusted quarterly.

Note 10—federal income taxes

By charter, TIAA is a Stock Life Company that operates on a non-profit basis and through December 31, 1997, was exempt from federal income taxation under the Internal Revenue Code. Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, TIAA is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

Beginning with 1998, TIAA has filed a consolidated federal income tax return with its subsidiary affiliates. The consolidated group has entered into a tax-sharing agreement that follows the current reimbursement method, whereby members of the group will generally be reimbursed for their losses on a pro-rata basis

TIAA Separate Account VA-1 Statement of Additional Information	B-45

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004 (dollars in thousands)	continued

by other members of the group to the extent that they have taxable income, subject to limitations imposed under the Code. Amounts due to (receivable from) TIAA’s subsidiaries for federal income taxes were $7,760 and ($2,529) at December 31, 2004 and 2003, respectively.

TIAA reported a loss on its 2003 federal tax return and expects to report a tax loss for 2004 as a result of net operating losses primarily due to deductions for intangible assets and increases in policy and contract reserves. These reserve increases will reverse over time, thereby increasing TIAA’s taxable income in future years.

A reconciliation of TIAA’s statutory tax rate to its actual federal income tax rate was as follows:

	For the Years Ended December 31,
	2004	2003	2002
Net gain from operations	$1,666,327	$1,317,188	$823,318
Statutory rate	35%	35%	35%
Tax at statutory rate	$583,214	$461,016	$288,161
Investment items	(176,342)	(179,433)	(130,562)
Consolidation and dividends from subsidiaries	(89,076)	(39,888)	(49,676)
Amortization of interest maintenance reserve	(60,182)	(34,468)	(30,539)
Adjustment to policyholder dividend liability	(42,939)	(42,577)	10,827
Accrual of contingent tax provision	629,376	—	—
Net operating loss carryforward utilized	(233,533)	(148,952)	(45,901)
Other	(38,179)	1,017	(63,165)
Federal income tax expense (benefit)	$572,339	$16,715	$(20,855)

Effective tax rate	34.3%	1.3%	(2.5)%

The components of TIAA’s net deferred tax asset were as follows:

	2004	2003	Change
Gross deferred tax assets	$4,031,308	$3,780,742	$250,566
Gross deferred tax liabilities	(1,167)	(17,691)	16,524
Deferred tax assets, non-admitted	(3,005,732)	(2,869,806)	(135,926)
Net deferred tax asset, admitted	$1,024,409	$893,245	$131,164

TIAA’s gross deferred tax assets were primarily attributable to differences between tax basis and statutory basis reserves and the provision for policyholder dividends payable in the following year. Gross deferred tax liabilities were primarily due to investment income due and accrued. TIAA has no deferred tax liabilities that have not been recognized.

At December 31, 2004, TIAA’s gross deferred tax asset of $4,031,308 did not include any benefit from Net Operating Loss (“NOL”) carryforwards. Consistent with prior years, however, TIAA’s federal income tax return for 2004 will include a significant NOL carryforward as a result of tax deductions related to intangible assets. The NOL carryforward on TIAA’s 2004 federal income tax return is estimated to approximate $12.3 billion. These intangible asset tax deductions were not recognized as a benefit, because they were not eligible to be recorded for statutory financial statement purposes and, therefore, were not considered in TIAA’s gross deferred tax asset calculation. The Department concurred with this interpretation by TIAA. The NOL carryforward for tax purposes expires between 2013 and 2019. TIAA did not incur federal income taxes in the current or preceding years that would be available for recoupment in the event of future net losses.

TIAA’s 1998 and 1999 tax returns, representing the first years for which TIAA’s entire business operations were subject to federal income taxation, have been audited by the Internal Revenue Service (“IRS”). In April 2004, the IRS completed its audit and presented TIAA with a Revenue Agent Report asserting certain adjustments to TIAA’s taxable income that would result in additional tax due of $1.1 billion for the 1998 and 1999 tax years. These adjustments would disallow the deductions for certain intangible assets and would adjust certain of TIAA’s tax-basis annuity reserves.

Should the IRS fully prevail in connection with its proposed adjustments, and by applying the same rationale to tax years subsequent to 1999, additional tax and interest due for the tax years 1998–2004 would amount to approximately $2.6 billion of which $668 million has already been accrued as of December 31, 2004. Of the $2.6 billion in potential taxes due, $2.3 billion would result from reserve deductions taken by TIAA in earlier years that the IRS would instead spread throughout the annuitants’ payout periods, resulting in timing differences. The remaining $300 million would cause a permanent adjustment to TIAA’s taxes. Should TIAA fully prevail, no tax will be due for 1998-2004, and TIAA’s NOL as of December 31, 2004 would be $2.9 billion, before consideration of intangible asset deductions, and $12.3 billion when intangible deductions are included.

TIAA’s management has filed a protest to the IRS’ adjustments and believes that its tax positions are supported by substantial authority. TIAA will continue to contest these adjustments through applicable IRS appeals and judicial procedures, as needed, and its management believes that it will ultimately prevail to a significant degree. Nonetheless, TIAA’s management believes that the circumstances surrounding the tax claim by the IRS meet the conditions that require TIAA to establish a loss contingency for federal income taxes covering the years 1998-2004.

Although the final resolution of the IRS’ asserted adjustments is uncertain, management’s current best estimate of the probable loss from this dispute with the IRS, given the current status of the tax claim, requires TIAA to establish a contingent tax provision of $629 million as of December 31, 2004. The establishment of this contingent tax provision resulted in a charge against TIAA’s 2004 operations and resulted in a total tax accrual as of December 31, 2004 of $668 million.

Note 11—pension plan and postretirement benefits

TIAA maintains a qualified, noncontributory defined contribution pension plan covering substantially all employees. All employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made semi-monthly to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after five years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying

B-46	Statement of Additional Information TIAA Separate Account VA-1

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004 (dollars in thousands)	continued

statements of operations include contributions to the pension plan of approximately $29,247, $36,061 and $35,063 in 2004, 2003 and 2002, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, TIAA provides certain other postretirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The status of this plan for retirees and eligible active employees is summarized below:

	Postretirement Benefits
	2004	2003
Benefit obligation at beginning of period	$80,675	$64,490
Service cost	3,348	4,221
Interest cost	4,910	4,273
Actuarial losses	13,743	1,570
Benefits paid	(4,866)	(3,063)
Special termination benefits	15,255	9,184
Benefit obligation at end of period	$113,065	$80,675
Fair value of assets	—	—
Funded status	(113,065)	(80,675)
Unrecognized initial transition obligation	6,256	7,037
Unrecognized net (gain) or loss	26,623	13,110
Accrued postretirement benefit cost	$(80,186)	$(60,528)

TIAA is expecting to receive a 28% federal subsidy for plan prescription benefits arising from the Medicare Prescription Drug Act of 2003 (“The Act”). For the current reporting period, TIAA adopted accounting guidance under which the postretirement benefit obligation as of December 31, 2003 was remeasured retroactively from $92,668 to $80,675 as reported in the preceding table. The postretirement benefit obligation for non-vested employees was $53,621 at December 31, 2004 and $47,289 at December 31, 2003. TIAA allocates benefit expenses to certain subsidiaries based upon salaries. The cost of postretirement benefits reflected in the accompanying TIAA statements of operations was $4,108, $5,600 and $3,300 for 2004, 2003 and 2002, respectively. The cost of postretirement benefits for 2004 includes a $970 reduction arising from The Act subsidy. In addition to these postretirement benefits, the statements of operations also include special termination benefits related to a reduction in workforce of approximately $6,748, $4,551, and $0 for 2004, 2003 and 2002.

The net periodic postretirement cost for the years ended December 31 includes the following components:

	Postretirement Benefits
	2004	2003	2002
Components of net periodic cost
Eligibility cost	$3,349	$4,221	$4,231
Interest cost	4,910	4,273	4,002
Amortization of transition obligation	781	781	781
Amortization of net loss	229	268	215
Net periodic cost	$9,269	$9,543	$9,229

The assumptions at December 31 used by TIAA to calculate the benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	Postretirement Benefits
	2004	2003
Weighted-average assumptions
Discount rate	5.75%	6.25%
Rate of increase in compensation levels	4.00%	4.00%
Medical cost trend rates	5.00—9.00%	5.00—10.00%
Ultimate medical care cost trend rate after a five year gradual decrease	5.00%	5.00%
Dental cost trend rate	5.25%	5.25%

The assumed medical cost trend rates have a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed medical cost trend rates would have the following effects:

Postretirement Benefits
2004
One percentage point increase
Increase in postretirement benefit obligation	$12,324
Increase in eligibility and interest cost	$1,028

One percentage point decrease
(Decrease) in postretirement benefit obligation	$(9,204)
(Decrease) in eligibility and interest cost	$(769)

TIAA also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustee’s or member’s separation from the Board.

Note 12—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

General account policy and contract reserves, as of December 31, are summarized as follows:

	2004	2003
Life insurance	$419,154	$377,098
Annuities	130,208,824	123,570,392
Active life and claim reserves	363	243,301
Supplementary contracts	378,170	387,963
Disability—active and disabled lives	47,594	44,424
Other	157,463	153,952
Total policy and contract reserves	$131,211,568	$124,777,130

For annuities and supplementary contracts, policy and contract reserves are generally equal to the present value of guaranteed benefits. For most annuities, the present value calculation uses the guaranteed interest and mortality table or a more con -

TIAA Separate Account VA-1 Statement of Additional Information	B-47

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004 (dollars in thousands)	continued

servative basis and for most accumulating annuities the reserve thus calculated is equal to the account balance. For the Personal Annuity (“PA”), deferred annuity reserves in the general account are equal to the account balance plus the present value, at the maximum statutory valuation rate on an issue year basis, of excess interest guaranteed beyond the valuation date. In addition, a reserve is maintained in the general account for the PA’s Guaranteed Minimum Death Benefit (“GMDB”) provision. The reserve for the GMDB is calculated in accordance with Actuarial Guideline 34, Variable Annuity Minimum Guaranteed Death Benefit Reserves and New York State Regulation 151 and was approximately $384 and $815 at December 31, 2004 and December 31, 2003, respectively.

For retained assets, an accumulation account issued from the proceeds of life insurance policies, reserves held are equal to the total current account balances of all account holders.

In aggregate, the reserves established for all annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 3%. Approximately 87% of annuity and supplementary contract reserves are based on the 1983 Table set back 9 or 10 years or the Annuity 2000 table set back 9, 10, or 12 years.

At December 31, TIAA’s general account annuity reserves had the following characteristics:

	2004		2003
	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
At book value without adjustment	$22,974,084	17.6%	$20,803,827	16.8%
At market value	—	0.0	—	0.0
Not subject to discretionary withdrawal	107,770,373	82.4	103,308,481	83.2
Total annuity reserves and deposit liabilities	130,744,457	100.0%	124,112,308	100.0%

Reconciliation to total policy & contract reserves shown on the balance sheet:
Reserves on other life policies & contracts	466,748		421,521
Reserves on accident & health policies	363		243,301
Total policy and contract reserves	$131,211,568		$124,777,130

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation method for issues on and after such date. Annual renewable and five-year renewable term policies issued on or after January 1, 1994 use segmented reserves, where each segment is equal to the term period. The Cost of Living riders issued on and after January 1, 1994 also use segmented reserves, where each segment is equal to one year in length.

Reserves for the vast majority of permanent insurance policies, term insurance policies, and regular insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.25% to 6%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.50% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

TIAA waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of approximately $141 and $143 in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2004 and December 31, 2003, respectively. As of December 31, 2004 and December 31, 2003, TIAA had $1.35 billion and $1.23 billion, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Reserves to cover these insurance amounts totaled $6,262 and $6,551 at December 31, 2004 and December 31, 2003, respectively.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae prescribed by the NAIC.

For Immediate Annuities not involving life contingencies and Supplementary Contracts not involving life contingencies, for each valuation rate of interest, the tabular interest has been calculated as the product of the valuation rate times the mean liability for the year. For all other funds not involving life contingencies, tabular interest has been calculated as the total interest credited to such funds.

Note 13—reinsurance

TIAA entered into an indemnity reinsurance agreement dated October 1, 2002 with Standard Insurance Company, (“Standard”) to reinsure on a 100% coinsurance basis all the liabilities associated with its group life and group disability blocks of business. The agreement was approved by the Department on September 30, 2002. At closing, Standard paid TIAA $75,000 as a ceding commission, and TIAA transferred cash equal to the liabilities of $723,100 to Standard. The ceding commission was recorded as an increase in contingency reserves, net of direct expenses of $8,100 associated with the transaction, pursuant to Statement of Statutory Accounting Principles (“SSAP”) #61—Life, Deposit-Type and Accident and Health Reinsurance, SSAP #24—Discontinued Operations and Extraordinary Items, and Appendix 791—Life and Health Reinsurance Agreements. The net ceding commission of $66,900 will be amortized into income in subsequent periods.

In 2004, TIAA and TIAA-CREF Life entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to

B-48	Statement of Additional Information TIAA Separate Account VA-1

Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004 (dollars in thousands)	continued

service the long-term care business of TIAA and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement where, after appropriate filings in each jurisdiction, MetLife will begin, in 2005, the process of offering the TIAA and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife.

The company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. TIAA does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of the impact of reinsurance. The major lines in the accompanying financial statements that were reduced by the effect of these reinsurance agreements include:

	For the Years Ended December 31,
	2004	2003	2002
Insurance and annuity premiums	$336,910	$160,688	$768,180
Policy and contract benefits	119,724	140,151	54,697
Increase in policy and contract reserves	194,030	11,246	633,025
Policy and contract reserves	909,488	715,458	700,132

Note 14—commercial paper/liquidity facility

TIAA began issuing commercial paper in May 1999 and currently has a maximum authorized program of $2,000,000. As of December 31, 2004 and 2003, TIAA had no outstanding obligations. TIAA maintains a $1,000,000 committed and unsecured 364-day revolving line of credit with a group of banks to support the commercial paper program. This liquidity facility has not been utilized.

Note 15—contingencies and guarantees

Subsidiary and affiliate guarantees: TIAA guarantees the debt obligations of TGM. TGM’s aggregate debt obligations to third parties, including accrued interest, at December 31, 2004 were $2,288,034. The carrying value of TGM’s total assets at December 31, 2004 that can be used to satisfy TGM’s obligations was $2,447,185.

TIAA has a financial support agreement with TIAA-CREF Life. Under this agreement, TIAA will provide support so that TIAA-CREF Life will have the greater of (a) capital and surplus of $250,000, (b) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA-CREF Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of TIAA-CREF Life with recourse to TIAA. TIAA made no additional capital contributions to TIAA-CREF Life during 2004 under this agreement. TIAA-CREF Life maintains a $100,000 unsecured 364-day revolving line of credit arrangement with TIAA. As of December 31, 2004, $30,000 of this facility was maintained on a committed basis for which TIAA-CREF Life paid a commitment fee of 3 bps to TIAA on the undrawn amount. During 2004, there were eighteen drawdowns totaling $79,300 that were repaid by December 31, 2004. As of December 31, 2004, outstanding principal plus accrued interest was $0.

TIAA provides guarantees to the CREF accounts, for which it is compensated, for certain mortality and expense risks, pursuant to an Immediate Annuity Purchase Rate Guarantee Agreement. TIAA also provides a $1,000,000 uncommitted line of credit to CREF, the Retail Funds and the Institutional Funds. Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of TIAA to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of TIAA, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $2,250,000 committed credit facility that is maintained with a group of banks.

Separate account guarantees: TIAA provides mortality and expense guarantees to VA-1, for which it is compensated. TIAA guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. TIAA also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

TIAA provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. TIAA guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. TIAA also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. TIAA provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing Accumulation Units in REA. TIAA guarantees that participants will be able to redeem their Accumulation Units at the then current daily Accumulation Unit Value.

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2004, the future minimum lease payments are estimated as follows:

Year	Amount
2005	$55,021
2006	23,142
2007	22,869
2008	22,948
2009	12,876
Thereafter	27,363
$164,219

The total amount of sublease rental income to be received in the future is $24,876. Leased space expense is allocated among TIAA and affiliated entities. Rental expense charged to TIAA for the years ended December 31, 2004, 2003 and 2002 was approximately $9,164, $10,272 and $10,199, respectively.

TIAA transferred title to land and building located at 485 Lexington Avenue and 750 Third Avenue, New York, New York on July 28, 2004. TIAA has leased and continues to operate the

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Notes to statutory—basis financial statements	Teachers Insurance and Annuity Association of America December 31, 2004 (dollars in thousands)	continued

properties after closing pursuant to a Master Lease scheduled to expire on December 31, 2005. Due to TIAA’s continuing involvement in the operations of the buildings under the lease terms, TIAA deferred the recognition of gains from disposition of these properties until expiration of the lease under the deposit method of accounting. Net proceeds at the time of transfer were $468,765. As of December 31, 2004, the unrecognized gain for this transaction was $276,071. TIAA’s lease obligation under the Master Lease and sublease rental income for the year ending December 31, 2005 is $32,462 and $13,452, respectively.

OTHER CONTINGENCIES AND GUARANTEES:

Under a risk sharing agreement with Deutsche Bank, in connection with a future securitization transaction, TIAA is obligated to bear the pricing risk of the underlying warehoused securities and associated hedges entered into by Deutsche Bank in the event that the proposed securitization transaction is not consummated. TIAA is entitled to earn the difference between the interest accrued on the warehoused securities during the warehousing period and the financing rate plus the carrying cost in connection with hedging transactions, known as the “portfolio carry.” At December 31, 2004, the potential net gain on the related securities was $517. TIAA was also entitled to a portfolio net carry amount of $1,087 as of December 31, 2004.

In the ordinary conduct of certain of its investment activities, TIAA provides standard indemnities covering a variety of potential exposures. For instance, TIAA provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and TIAA provides indemnification to underwriters in connection with the issuance of securities by or on behalf of TIAA or its subsidiaries. It is the opinion of TIAA’s management that such indemnities do not materially affect TIAA’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to TIAA’s financial position or the results of its operations.

Note 16—subsequent events

On April 20, 2005, the TIAA $1,000,000 committed and unsecured 364-day revolving line of credit expired and was replaced by a 5 year committed and unsecured revolving line of credit that matures on April 20, 2010. This line of credit is arranged with a group of banks and will support the commercial paper program.

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APPENDIX A

TIAA-CREF POLICY STATEMENT ON CORPORATE GOVERNANCE

Introduction

Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is a long-term investor in the U.S. and international equity markets. We recognize that the development, vitality and integrity of public corporations are critical to the strength of TIAA-CREF’s investments and to the country’s overall economy and society. We believe that sound corporate governance contributes significantly to long-term corporate performance. Accordingly, we conceive our fiduciary responsibility to our shareholders and participants to require that we be advocates for better corporate governance—both as a means to improve long-term value for our participants and to foster the investor confidence necessary for the long-term viability of the free market system.

TIAA-CREF’s views on corporate governance are founded on our conviction that good corporate governance should maintain the appropriate balance between the rights of shareholders—the owners of the corporations—and the needs of the board and management to direct and manage effectively the corporation’s affairs. A sound governance structure should reinforce a culture of corporate integrity, contribute to the identification and pursuit of long-term strategic goals of growth and profit and, most importantly, ensure continuity of strong leadership. At the same time, it should provide an active and vigilant line of defense against breaches of integrity and abuses of authority.

This Policy Statement sets forth our views as to what good corporate governance means in an ever-changing economic environment and presents our voting guidelines on major proxy issues. We expect that the statement will serve as a basis for dialogue with boards of directors and senior managers, with the objectives of improving corporate governance practices and increasing long-term shareholder value.

This is the fourth edition of this document, which is revised periodically by the Corporate Governance and Social Responsibility Committees of the TIAA-CREF boards. We note that this revision reflects our reaction to recent major corporate governance failures and market dysfunction and to the regulatory and legislative responses they provoked. New reforms, including the Sarbanes-Oxley legislation and the amended listing requirements of the major U.S. exchanges, have materially affected the market place and investor expectations. These reforms have served to codify into law and regulation many principles and policies that TIAA-CREF has long endorsed—a development our participation in the regulatory process helped to produce.

This statement reflects recent experience and strengthens and clarifies our corporate governance principles, to make them more useful to corporate managements, boards of directors, other shareholders and market participants. We place particular priority on three areas that were generally recognized as sources of significant and continuing corporate governance deficiencies: 1) the failure of boards of directors to play their required oversight role; 2) the failure of some professional advisors, including public accountants, law firms, investment bankers and consultants, to discharge their responsibilities properly, and 3) the failure of many investors, particularly institutional investors, to exercise effectively their rights and responsibilities or even to be heard on matters of corporate governance importantly affecting them. Our new policy initiatives reinforce and supplement the reforms announced to date and help to ensure that the spirit of these reforms is incorporated into practice.

Although many of the specifics in this statement relate principally to companies incorporated in the United States, the broad principles apply to all public corporations in which TIAA-CREF might invest. TIAA-CREF’s portfolio has been diversified internationally for many years, and we have played a significant role in efforts to improve global standards of corporate governance. We will continue to promote principles and practices of good corporate governance outside the United States, as explained in the section on global standards.

The Board of Directors

The primary responsibility of the board of directors is to foster the long-term success of the corporation, consistent with its fiduciary responsibility to shareholders and its obligations to regulators. To carry out this responsibility, the board must ensure that it is independent and accountable to shareholders and must exert authority for the continuity of executive leadership with proper vision and values. The board is singularly responsible for the selection and evaluation of the corporation’s chief executive officer and included in that evaluation is assurance as to the quality of senior management. The board should also be responsible for the review and approval of the corporation’s long-term strategy, the assurance of the corporation’s financial integrity, and the development of equity and compensation policies that motivate management to achieve and sustain superior long-term performance.

The board should put in place structures and processes that enable it to carry out these responsibilities effectively. Certain issues may be delegated appropriately to committees, including the audit, compensation and corporate governance/nominating committees, to develop recommendations to bring to the full board. Nevertheless, the board maintains overall responsibility for the work of the committees and the long-term success of the corporation.

TIAA-CREF puts major focus on the quality of the board of directors. Accordingly, while we normally vote for the board’s nominees, we will vote for alternative candidates when our analysis indicates that those candidates will better represent shareholder interests. We will withhold our vote from unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders. We also will withhold our vote from unopposed directors when the board as a whole has acted contrary to legitimate shareholder concerns.

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Appendix A	TIAA-CREF Policy Statement on Corporate Governance	continued

A. Board Membership

1. Director Independence. The Board should be comprised of a substantial majority of independent directors. This is a prime example of a principle long espoused by TIAA-CREF and now accepted by mainstream boards and senior managements. Going forward, TIAA-CREF will focus on how company boards interpret and implement the new exchange listing requirements as reflected by their actions and corporate governance positions and will encourage board practices that promote a spirit and culture of true independence and vitality.

More specifically, the definition of independence should extend beyond that incorporated in amended listing standards of the exchanges. We believe independence means that a director and his or her immediate family have no present or former employment with the company, nor any substantial connection of a personal or financial nature (other than equity in the company or equivalent stake) to the company or its management that could in fact or in appearance compromise the director’s objectivity and loyalty to shareholders. To be independent, the director must not provide, or be affiliated with any organization that provides goods or services for the company if a reasonable, disinterested observer could consider the relationship substantial.

True independence depends upon these and other factors that may not be readily discerned by shareholders. In view of the importance of independence, non-management directors should evaluate the independence of each of their fellow directors based on all information available to them and should disclose to shareholders how they determine that directors are capable of acting independently.

2. Director Qualifications. The board should be comprised of individuals who can contribute business judgment to board deliberations and decisions, based on their experience in relevant business, management disciplines or other professional life. Directors should reflect a diversity of background and experience, and at least one director should qualify as a financial expert for service on the audit committee. Each director should be prepared to devote substantial time and effort to board duties, taking into account other executive responsibilities and board memberships.

3. Board Alignment with Shareholders. Directors should have a direct, personal and material investment in the common shares of the company so as to align their attitudes and interests with those of public shareholders. The definition of a material investment will vary depending on directors’ individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation; their use is less aligned with the interests of long-term equity owners than other forms of equity.

4. Director Education. Directors should continuously take steps through director education to improve their competence and understanding of their roles and responsibilities and to deepen their exposure to the company’s businesses, operations and management. The company should disclose whether directors are participating in such programs. New directors should receive comprehensive orientation, and all directors should receive periodic updates concerning their responsibilities or participate in periodic director education programs. Companies may develop and conduct such programs internally and may encourage directors to participate in independent programs available for director education through universities and organizations with a history of providing excellent education.

5. Disclosure of Any Monetary Arrangements. The Board should approve and disclose to shareholders any monetary arrangements with directors for services outside normal board activities.

B. Board Responsibilities

1. Fiduciary Oversight. The board must exercise its fiduciary responsibilities in the best interests of the corporation and its shareholders. In addition to ensuring that corporate resources are used only for appropriate business purposes, the board should be a model of integrity and inspire a culture of high ethical standards. The board should mandate strong internal controls, avoid board member conflicts of interest, and promote fiscal accountability and compliance with all applicable laws and regulations. The board should develop a clear and meaningful set of governance principles and disclose them to shareholders on the company’s website, as well as in the annual report or proxy statement. The board also should develop procedures that require that it be informed of violations of corporate standards. Finally, through the audit committee, the board should be directly engaged in the selection and oversight of the corporation’s external audit firm.

2. CEO Selection and Succession Planning. The development, selection and evaluation of executive leadership are among the most important decisions the board will make. Continuity of strong executive leadership with proper values is critical to corporate success. Under such leadership, companies have the best opportunity to succeed and benefit shareholders. Indifferent or weak leadership over time allows the best of business positions to erode and a company’s fortunes to decline. To ensure the long-term success of the company and its shareholders, it is imperative that the board develop, select and support strong corporate leadership.

This process depends upon a thorough and effective management development and succession plan, and a sound evaluation process. The succession plan should identify high-potential executives and provide them with career development opportunities to advance in increasingly responsible positions. A thoughtful and deliberate succession plan will result in a pool of senior managers who have the experience and demonstrated capabilities to succeed as the Chief Executive Officer.

The evaluation process should be ongoing and should reflect a clear understanding between the board and the CEO regarding the corporation’s expected performance, including specific objectives and measures for CEO performance.

3. Strategic Planning. The board should review the company’s strategic plan at least annually. The strategic allocation of corporate resources to each of the company’s businesses is critical to its future success. Strategic plan reviews should include

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assessments of a) markets, products and customers for each major business segment; b) competitive strengths and weaknesses of the company; c) opportunities and threats confronting the company; d) key success factors and other elements necessary to maintain a competitive advantage; e) human resource management issues; and f) a projection of the firm’s financial resources, which ensures flexibility and includes sufficient availability of capital needed to achieve its strategic objectives.

4. Equity Policy. The board should develop an equity policy that reflects its broad philosophy regarding the proportion of stock that the company intends to be available for executive compensation and communicate that policy to shareholders. The board should establish limits on the number of shares to be available for option programs, as measured by potential dilution, and should disclose the terms of those programs. As equity-based compensation has become an increasingly important part of executive compensation, it has claimed an increasingly larger share of the equity base of the corporation—in many cases far more than shareholders would have approved or the board may have intended. A well-designed equity policy will help to prevent such results and ensure that compensation is appropriately linked to both corporate performance and corporate resources.

C. Board Structure and Processes

1. Role of the Chairman. The board should organize its functions and conduct its business in a manner that enables it to carry out its responsibilities consistent with good governance principles. Thus, it should ensure that it is the focal point for accountability of the CEO and management of the company. In the absence of special circumstances, we would leave to the discretion of the board whether to separate the positions of CEO and chairman. However, when the board chooses not to separate the positions, it should designate a lead or presiding director who would preside over executive sessions of independent directors and, if the board determines it to be appropriate, would participate actively in the preparation of board agendas. The board should encourage full discussion of all issues before the board and provide appropriate resources for board members so that they may prepare for meetings.

2. Committee Structure. The board should delegate certain functions to committees. Under new regulations, three key committees must be comprised exclusively of independent directors: the audit committee, the compensation committee, and the corporate governance/nominating committee. The new requirements have also greatly expanded the responsibilities and necessary competencies of audit committee members. The credibility of the corporation will depend in part on the vigorous demonstration of independence by the committees and their chairs. Committees should have the right to retain and evaluate outside consultants and to communicate directly with staff below the senior level.

The committees should report back to the board on important issues they have considered and upon which they have taken action. The audit, compensation and corporate governance/nominating committees should meet in executive session on a regular basis with inclusion of management personnel, if appropriate because of issues under discussion, and also without such personnel being present. If the company receives a shareholder proposal, the committee most appropriate to consider the matter should review the proposal and the management response to it. Each committee should create and disclose to shareholders a clear and meaningful charter specifying its role and responsibilities, including the following:

•	Audit Committee

The audit committee plays a critical role in ensuring the corporation’s financial integrity and consideration of legal and compliance issues. It represents the intersection of the board, management, independent auditors, and internal auditors, and it has sole authority to hire and fire the corporation’s independent auditors. When selecting auditors, the committee should consider the outside firm’s independence. The committee should ensure that the firm’s independence is not compromised by the provision of non-audit services. The committee should establish limitations on the type and amount of such services that the audit firm can provide. The committee should also consider imposing limitations on the corporation’s ability to hire staff from the audit firm and requiring periodic rotation of the outside audit firm.

In addition to selecting the independent auditors and ensuring the quality and integrity of the company’s financial statements, the audit committee is responsible for the adequacy and effectiveness of the company’s internal controls and the effectiveness of management’s process to monitor and manage business risks facing the company. The committee should establish a means by which employees can communicate directly with committee members and should ensure that the company develops, and is in compliance with, ethics policies and legal and regulatory requirements.

•	Compensation Committee

Executive compensation practices provide a window into the effectiveness of the board. Through the compensation committee, the board should implement rational compensation practices that respond to the company’s equity policy, including conditional forms of compensation that motivate managers to achieve performance that is better than that of a peer group. They should not be driven by accounting treatment or the pursuit of short-term share price results. Compensation should reward only the creation of genuine and sustainable value. With shareholders’ interest and fairness in mind, the committee should develop policies and practices regarding cash pay, the role of equity-based compensation, fringe benefits and senior management employment contracts, severance and payments after change of control. All policies should be disclosed to shareholders upon adoption by the full board. As described later in this statement, TIAA-CREF has developed guidelines for the specific components of executive compensation.

•	Corporate Governance/Nominating Committee

The corporate governance/nominating committee is responsible for ensuring that the corporation has an engaged and vital

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Appendix A	TIAA-CREF Policy Statement on Corporate Governance	continued

board of directors. The committee should be charged to make recommendations related to the preparation of corporate governance principles; director qualifications and compensation; board and committee size, structure, composition and leadership; board and committee effectiveness; and director independence evaluation and director retirement policy. It should also be responsible for succession planning. The committee should also consider how new regulatory requirements affecting corporate governance should change company practices.

3. Executive Sessions. The board should hold routinely scheduled executive sessions at which management, including the CEO, is not present. These meetings should help to facilitate a culture of independence, providing directors with an opportunity to engage in open discussion of issues that might otherwise be inhibited by the presence of the CEO or management. Executive sessions should also be used to evaluate CEO performance and discuss CEO compensation.

4. Board Evaluation. The board should conduct regular evaluations of its performance and that of its key committees. Such evaluations should be designed to improve the board’s effectiveness and enhance its engagement and vitality. They should be based on criteria defined in the board’s governance principles and its committee charters and should include a review of the skills, experience and contributions represented in the boardroom. In addition to director orientation and education, the board should consider other ways to improve director performance, including individual director performance evaluations.

5. Annual Elections. All directors should stand for annual election to the board. A classified board structure at a public company can be a significant impediment to a free market for corporate control, particularly in combination with other takeover defenses, such as a “poison pill” shareholder rights plan. Moreover, a classified board structure can restrict a board’s ability to remove expeditiously an ineffective director.

6. Board Schedule and Meeting Agendas. The board should establish schedules and agendas for the full board and its committees that anticipate business “rhythms” and normal recurring agenda items. They should specify the dates of meetings and subjects to be covered at each meeting and should ensure that all relevant materials are provided to members well before each meeting. This will enable directors to be prepared and vigorously engaged in meetings and the staff to be prepared to respond to the needs and concerns of the board and its committees. Meeting agendas should allow sufficient time to discuss important issues thoroughly.

7. Indemnification and Liability. Directors should be held accountable to the shareholders and the corporation for willful or gross negligence of their duty of loyalty and their duty of care and should not obtain insurance for these types of conduct. Exclusive of this, the corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors.

8. Board Size. The board should be large enough to allow key committees to be staffed with independent directors but small enough to allow all views to be heard and to encourage the active participation of all members.

9. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limitations on the length of director service, we believe the board should establish a director retirement policy. A fixed director retirement policy will contribute to board vitality.

Shareholder Rights and Responsibilities

As owners of the corporation, shareholders have a unique relationship to the board and management. Unlike other groups that do business with the corporation (e.g., customers, suppliers, lenders and labor), common stock shareholders do not and cannot have contractual protection of their interests. Instead, they must rely on the board of directors, whom they elect, and on their right to vote at shareholder meetings. To protect their long-term economic interests, shareholders have a responsibility to monitor the conduct of the board of directors and exercise their voting rights by casting thoughtful and informed proxy votes that enhance the financial interests of their investors. In view of the importance of the board of directors, shareholders should withhold votes from unopposed directors where the individual or the board as a whole has acted contrary to legitimate shareholder concerns.

Although the proxy vote is the key mechanism by which shareholders play a role in the governance of the corporation, it is appropriate for institutional investors that are entrusted with the investment funds of others to be active shareholders and promote more effective corporate governance in the companies in which they invest. Institutional investors should also ensure that their own internal corporate governance practices meet high standards of accountability, transparency and fiduciary responsibility.

TIAA-CREF votes its proxies in accordance with the following principles, which are intended to promote shareholder rights and enhance shareholder value:

1.	Each Director Represents All Shareholders. Shareholders should have the right to expect that each director is acting in the interests of all shareholders and not the interest of a dominant shareholder or a particular stakeholder.
2.	One Share-One Vote. Shareholders should have the right to a vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights or reduce the proportional impact of larger shareholdings.
3.	Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner to a proxy tabulator independent of management, except in circumstances of a contest for control. Confidential voting protects shareholders from undue influences in making voting decisions.
4.

Majority Requirements. Shareholders should have the right to approve matters submitted for their consideration with a simple majority of the shares voted. The board should not impose super-majority voting requirements,

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except if necessary to protect the interests of minority stockholders where there is a single dominant shareholder.
5.	Abstention Votes. Shareholder votes cast “for” or “against” a proposal should be the only votes counted. Votes cast to abstain should not be counted, except for purposes of determining whether a quorum requirement is met.
6.	Authorization of Stock. Shareholders should have the right to approve increases in the authorized number of common shares. Shareholders should ensure that such increases are intended for a valid corporate purpose and are not to be used in a manner inconsistent with shareholder interests; for example, as in an excessively generous equity compensation plan.
7.	Fair Price Provisions. All shareholders should receive equal financial treatment. TIAA-CREF supports “fair price” provisions and measures to limit the corporation’s ability to buy back shares from a particular shareholder at higher-than-market prices. Similarly, we support the elimination of pre-emptive rights, which can impede a corporation’s ability to raise capital efficiently. Exceptions may be made in those cases where an independent analysis indicates that such rights have a distinct value to shareholders, as they sometimes do in jurisdictions outside the United States.
8.	Anti-takeover Provisions. Shareholders should have the right to approve any action that alters the fundamental relationship between the shareholders and the board. Companies should make a compelling case prior to adopting shareholder rights plans (“poison pills”) and other anti-takeover measures, articulating their potential benefits to shareholders. We believe that any anti-takeover measure should have reasonably short expiration periods of no longer than three years. We strongly oppose anti-takeover provisions that contain “continuing director” or “deferred redemption” provisions that seek to limit the discretion of a future board to redeem the plan.
9.	Incorporation Site. Shareholder interests should be protected, regardless of the corporation’s domicile. Many jurisdictions have adopted statutes that protect companies from unfriendly takeovers, in some cases through laws that obscure or dilute directors’ fiduciary obligations to shareholders. TIAA-CREF will not support reincorporations to a new domicile if we believe the motivation is to take advantage of laws or judicial interpretations that reduce shareholder rights. We encourage boards to opt out of coverage under local laws mandating special anti-takeover protection.
10.	Shareholder Access to the Board. Shareholders should have the ability to communicate effectively with the board of directors. Formal procedures should be created to enable shareholders to communicate their views and concerns directly to board members. The board of directors is responsible for representing shareholders’ interests. When the board fails to fulfill its governance responsibilities, shareholders should consider other means to ensure board responsiveness, including challenges to the current board.
11.	Bundled Issues. Shareholders should have the right to vote on separate and distinct issues. The board should not combine disparate issues and present them for a single vote.

Executive Compensation

As described earlier, the board is responsible for ensuring that a compensation program is in place which will attract, retain and motivate strong management and which complies with the board’s equity policy. TIAA-CREF believes that aligning the rewards of employees with those of shareholders will enhance the long-term performance of the corporation, and compensation programs that are based on performance can play the critical role in this alignment. Thus, TIAA-CREF encourages the board to work with consultants who are independent of management to develop carefully designed cash pay, stock-based compensation and fringe benefit programs that are clearly understood by management and shareholders, and based on the following principles:

1.	Compensation plans should be reasonable and fair by prevailing industry standards and able to withstand the critical scrutiny of investors, employees and the public at large.
2.	Compensation plans should be understandable and appropriate to the corporation’s size, complexity and performance.
3.	Disclosure to shareholders about executive compensation should be full and complete and should be adequate to enable a reasonably sophisticated investor to evaluate and assess the total compensation package as well as particular elements.
4.	In setting compensation levels and incentive opportunities, the board should consider the individual’s experience, expertise, responsibilities and goals and objectives, in addition to overall corporate performance. The board should also consider comparative industry pay levels. However, surveys should be considered cautiously. Surveys that appear to call for stock option use inconsistent with the board’s equity policy or clearly in excess of levels that can be explained to shareholders should be disregarded.
5.	Compensation plans should encourage employees to achieve performance objectives and in so doing, create long-term shareholder value subject to appropriate consideration of the firm’s reputation, integrity and ethical standards.
6.	Compensation plans should be objectively linked to appropriate parameters of company performance, such as earnings, return on capital or other relevant financial or operational measures that are within the control of the executives who will receive the pay. Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

A. Equity-based Compensation

Shareholder interests are greatly affected by equity-based compensation plans. Equity-based compensation can be a critical element of compensation and can provide the greatest opportunity for the creation of wealth for managers whose efforts contribute to the creation of value for shareholders. Thus, equity-based compensation plans can offer the greatest incentives. At the same time, they can offer significant incentives

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for abuse. There is a need for regulatory organizations to require realistic accounting of the cost of equity-based plans to the company so as to eliminate the excesses that have diminished the usefulness of these plans to shareholders. As a matter of public policy, TIAA-CREF strongly advocates comprehensive disclosure and realistic accounting of equity-based plans, with the cost charged to the income statement. Further, we urge companies to consider the following principles when developing equity-based compensation plans:

1.	The use of equity in compensation programs should be limited by the equity policy developed by the board of directors.
2.	Equity-based plans should fully disclose the size of grants, potential value to recipients, cost to the company, and plan provisions that could have a material impact on the number and value of shares distributed. Disclosure should also include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company’s stock price.
3.	All plans that provide for the distribution of stock or stock options to employees and/or directors should be submitted to shareholders for approval.
4.	Equity-based plans should emphasize restricted stock awards. Restricted stock more closely aligns the interests of executives with shareholders (as opposed to option grants), and the value to the recipient and cost to the corporation can be determined easily and tracked continuously.
5.	Equity-based plans should make judicious use of stock option grants. When used in excess, option grants can provide management with incentives to promote the company’s stock price without necessarily improving its performance or long-term value. When stock options are awarded, a company should develop plans for performance-based options, which set performance hurdles to achieve vesting; premium options, with vesting dependent on attainment of a pre-determined appreciation of stock; and/or indexed options, with a strike price tied to an index. Accounting rules should provide a “level playing field” for consideration of these alternatives; fixed-price options should not receive more favorable accounting treatment. Companies should also require that stock obtained through exercise of options be held for substantial periods of time, apart from sales permitted to meet tax liabilities produced by such exercise.
6.	Equity-based plans should specifically prohibit or severely restrict “mega grants,” which are grants of stock options of a value, at the time of grant, greater than a reasonable and explainable multiple of the recipient’s total cash compensation.
7.	Equity-based plans should prohibit the issuance of stock or stock options that are timed to take advantage of non-public information with significant short-term implications for the stock price.

B. Fringe Benefits and Severance Agreements

Fringe benefits are an important component of the compensation plan and can have a significant impact on shareholders. They can be extremely complex, with high potential for unintended and unearned value transfer to management, and with unanticipated cost to the company. When developing fringe benefit plans, the board should be guided by the same principles of disclosure, reasonableness and fairness that guide development of other compensation plan components.

More specifically, pension plans and executive contracts provide opportunities for earnings transfer and corporate liabilities that must be carefully controlled. Executive pension plans should provide for retirement income formulas that are comparable (as a percentage of final average pay) to that of employees throughout the organization. Supplemental executive retirement plans (SERPs) may be used to supplement “qualified” pension entitlement to allow this total to be achieved; however, SERPs should not be used to enhance retirement benefits beyond that which is reasonable. The following principles should guide the development of SERPs:

1.	The eligibility requirements and terms of all SERPs should be fully disclosed.
2.	The value of the supplemental payment to which each eligible proxy-level executive is entitled should be estimated and disclosed.
3.	“Constructive credit” should be used to replicate full service credit not exceed it.
4.	Lump-sum distributions of the SERPs should be allowed; the discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.
5.	The total cost of all supplemental plan obligations should be estimated and disclosed.

Executive contracts and their costs also should be disclosed. Although they can be of substantial value to the corporation and its shareholders, they generally include severance arrangements that may produce substantial continuing obligations that go beyond reasonable parameters. Companies should not provide excessive perquisites during employment or in the post-retirement period. Severance arrangements should not provide contractual payments to executives who are terminated for misconduct, gross mismanagement or other reasons constituting a “for cause” termination. As in other areas, reasonableness, competitive practice, and full disclosure are requirements, and such contracts should protect the interests of the company as well as the executive.

Role of Independent Advisors

Independent advisors, including public accountants, law firms, investment bankers and consultants can be critical to the effectiveness of corporate governance and enhance the legal and regulatory compliance of the corporate client. The role of advisors and how they perform their professional responsibilities can also leave an indelible mark on a corporation’s public reputation. Accordingly, advisors should provide advice and support in the best interests of the corporate client as a whole and avoid any actual or appearance of conflict of interest or

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undue influence of senior management. Such advisors should not provide their professional skills and expertise to enable clients to engage in transactions or corporate practices that are primarily designed for the purpose of obscuring or disguising financial condition or to mislead the market in other material ways. If advisors reasonably understand that their professional engagement and advice is being misused for these purposes, they should seek to bring such matters to the attention of the independent directors.

If advisors are not reasonably satisfied that an appropriate response is forthcoming from the company, they should withdraw from the engagement and, if permitted by the advisor’s applicable rules of professional conduct, they should bring the matter to the attention of the appropriate regulator.

Governance of Companies Domiciled Outside the United States

Investment opportunities are increasingly spread around the globe, and in fact, the modern corporation is increasingly delocalized in its own operations and even its legal organization. Thus, the interplay of different laws, standards and customary practices must be increasingly considered in evaluating the governance risks posed by any investment. Not every country should—or will—adopt common, “one-size-fits-all” codes of practice. Legal systems will continue to differ. This makes it all the more crucial to identify where differences in practice may lead to a significant departure from what most would agree are desirable corporate governance principles.

As the policy statements of international bodies (e.g., the International Corporate Governance Network, the Organization for Economic Cooperation and Development, and various advisory panels to the European Union) attest, there is widespread and growing agreement on many of the principles of corporate governance. But substantial resistance to certain of them still remains, such as the desirability of a market for corporate control, fair treatment of minority shareholders and the accountability of directors to shareholders. TIAA-CREF will continue to be an active participant in the dialogue on these matters, meeting regularly with governments, shareholders, managers, regulators and exchange officials.

TIAA-CREF appreciates that our governance initiatives are most effective when taken in conjunction with significant institutions in a company’s country of origin. We also recognize the importance of understanding how other countries’ practices and structures of ownership may operate differently from a U.S. model.

As a concerned and responsible investor, TIAA-CREF votes its shares whenever possible. In accordance with this policy, we have a proxy voting group that is familiar with the voting procedures in every country in which we invest, and custodial arrangements which provide for such voting around the world. We try to identify, address and improve on mechanisms in other markets that produce impediments to effective foreign shareholder voting.

TIAA-CREF believes that it is incumbent upon any major public company, and particularly upon those that avail themselves of international capital markets, to take all reasonable steps to ensure that foreign shareholders can vote knowledgeably on issues of shareholder concern. To this end, we believe that our portfolio companies should:

1.	Publish full proxy materials in at least one widely-read international language of importance to their body of foreign shareholders (most often this will be English).
2.	Distribute such materials in a timely fashion so that international investors can make informed voting decisions and have sufficient time for the many extra steps normally entailed in voting shares from overseas.
3.	Not encumber the voting process with additional requirements and procedures so that it is more difficult for a foreign shareholder to vote shares than for one resident in the country of origin.
4.	Seek to ameliorate or eliminate particular practices such as the blocking of shares for a specified time before the shareholders’ meeting, which serve as a deterrent to share voting.
5.	Confirm, if possible, that a given shareholder’s vote has been received, and describe how that vote was recorded.
6.	Permit qualified institutional investors such as TIAA-CREF to participate in share exchanges and rights offerings on an equal basis with other investors.

Social Responsibility Issues

TIAA-CREF believes that building long-term shareholder value is consistent with directors’ giving careful consideration to issues of social responsibility and the common good. We recognize that efforts to promote good corporate citizenship may serve to enhance a company’s reputation and long-term economic performance, and we encourage boards of both U.S. and international companies to adopt policies and practices that promote corporate citizenship and establish open channels of communication with shareholders, employees, customers, suppliers and the larger community. In particular, we believe that the following concerns should be among the issues that companies address:

•	The environmental impact of the corporation’s operations and products.
•	Equal employment opportunities for all segments of the population.
•	Employee training and development.
•	Evaluation of corporate actions to ensure that these actions do not negatively affect the common good of the corporation’s communities and its constituencies.

In developing our proxy voting guidelines for social issues, we seek to balance fiduciary responsibility with a commitment to corporate social responsibility and a belief that companies should be allowed flexibility in dealing with these issues. We will evaluate whether or not a resolution is practical and reasonable when it seeks action on the part of a corporation, and whether or not the shareholder resolution process is the appropriate forum for addressing the issues raised by proponents. We may

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be sympathetic to the concerns raised by proponents but may not believe that the actions requested of the corporation provide an effective remedy for those issues. In such instances, TIAA-CREF will vote to abstain.

This approach to proxy voting is applied to a wide array of social issues. Our guidelines for voting on some of the more frequent issues are as follows:

Environmental Resolutions

TIAA-CREF generally will support resolutions that request reasonable disclosure about the environmental impact of a corporation’s operations and products. TIAA-CREF generally will not support proposals that would require companies to take highly specific actions or adopt very specific policies aimed at improving the environment. Exceptions may be made in cases where companies have extremely poor environmental records.

Human Rights Resolutions

TIAA-CREF generally will support resolutions that request reasonable reports concerning company activities in countries with records of repression of human rights. TIAA-CREF generally will not support resolutions that would mandate that a company take specific actions (such as withdrawing from a country) for the sole purpose of promoting a particular agenda.

Tobacco-Related Resolutions

TIAA-CREF generally will support proposals that call for increased disclosure about the risks of tobacco use and those that aim to reduce youth access to and use of tobacco products. TIAA-CREF generally will not support proposals that would require investment or divestment of a company’s assets and/or pension funds. We believe that each participant should have the choice of whether or not to invest in an account that uses non-financial criteria for its investment program.

Labor Issues Resolutions

TIAA-CREF generally will support proposals that call for a company to increase the diversity of its workforce and implement non-discrimination policies.

TIAA-CREF will consider on a case-by-case basis proposals concerning labor policies and practices. TIAA-CREF generally will support proposals that include reasonable requests and concern companies or countries where demonstrably egregious repression of human rights is found.

Dialogue Between TIAA-CREF and Companies

TIAA-CREF believes that its policies on corporate governance should be shaped and allowed to evolve in collaboration with the companies in which it invests. Accordingly, we will continue to take the following steps, which have proven valuable in the past:

a)	provide copies of this Policy Statement and subsequent editions to companies in which we invest and suggest that the companies distribute the Statement to all executive officers and directors;
b)	periodically seek suggestions from companies and knowledgeable observers for ways to improve our guidelines and to make them more useful to directors and senior management;
c)	arrange for occasional informal opportunities for company directors, managers and TIAA-CREF managers to review the guidelines in the Policy Statement; and
d)	send copies of the Policy Statement to other large institutional investors and appropriate organizations, make them available upon request, and publish them for TIAA-CREF participants and participating institutions to review and offer suggestions for change.

We also communicate directly with companies where we perceive shortcomings in governance structure or policies. We engage in confidential discussions with board members and senior executives of the companies to explain our concerns and gain insights to their company. Our aim is to resolve privately any differences we may have. When these discussions fail to persuade us that management is responsive to shareholder interests, we may file shareholder proposals to build support for necessary change.

Appendix

GUIDELINES FOR ASSESSING COMPENSATION PLANS

Equity-Based Award Compensation

When voting on equity-based compensation plans, TIAA-CREF will consider the following elements of the plan:

A. Potential Dilution from Stock-Based Plans

Red Flag:  Total potential dilution from existing and proposed compensation plans exceeds 15% over duration of plan(s) or 2% in any one year.

Override:  Increase threshold to 25% for plans proposed by companies in human-capital-intensive industries in which coverage extends through at least middle management levels. Increase threshold to 20% for firms at the lower range of market equity capitalization.

Comment:  The override conditions are each designed to address a specific consideration. The first addresses the needs of human-capital-intensive industries where generous stock-based grants may be necessary to attract and retain personnel and where significant contributions are made by individuals outside the ranks of senior management. The second override addresses the need to provide compensation with sufficient value at lower capitalization firms, since a given level of dilution has a lower economic value in a firm with lower market capitalization.

B. Excessive Run Rate from Actual Grants

Red Flag:  In the most recent three years, potential dilution from stock and stock option grants averaged in excess of 2% per year.

Override:  Increase threshold to 3% for plans proposed by companies in human-capital-intensive industries.

Comment:  The “potential dilution” test described above is a snapshot at a given point in time. That test can miss excessive

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transfer of stock ownership over time, through stock plans, to executives and employees at companies that repeatedly return to the well for more options. This red flag for excessive run rates is based on actual grants at companies requesting shareholder approval for additional share authorizations for employee stock plans.

C. Reload Options

Red Flag:  Proposal provides for granting reload options.

Override:  None.

Comment:  Reload options are automatically reloaded after exercise at the then-current market price. They enable the individual receiving them to reap the maximum potential benefit from option awards by allowing him or her to lock in increases in stock price that occur over the duration of the option with no attendant risk. This creates an additional divergence of interests between the shareholders and the option recipient, and an open-ended force for the dilution of shareholders’ equity.

D. Evergreen Option Plans

Red Flag:  Plan contains an evergreen feature that has no termination date and reserves a specified percentage of the outstanding shares for award each year.

Override:  None.

E. Option Mega Grants

Red Flag:  Option grants that are excessive in relation to other forms of compensation, are out of proportion to compensation of other employees of the corporation, and/or represent excessive earnings transfer opportunities compared to the scale and/or success of the corporation.

F. Option Pricing

Red Flag:  Unspecified exercise price or exercise price below 100% of fair market value on the date of the grant.

Override:  None.

G. Restricted Stock

Red Flag:  A plan limited to restricted stock exceeds 3% dilution, or, for an omnibus plan that potentially would allow award of restricted stock exceeding this level, the company has made grants of restricted stock exceeding 1% of outstanding shares over the last three years.

Override:  Arguments for higher dilution from restricted stock may be considered on a case-by-case basis for small-cap companies, or as part of a program to reduce dilution related to prior use of stock options.

H. Coverage

Red Flag:  Plan is limited to a small number of senior employees.

Override:  Permits awards to a small number of employees at firms at the lower range of market equity capitalization.

I. Repricing Options

Red Flag:  An option plan gives the company the ability to lower the exercise price of options already awarded where the market price of the stock has declined below the original exercise price (“underwater options”).

Override:  The company has not repriced options in the past or has excluded senior executives and board members from any repricing and has tied any repricing to a significant reduction in the total number of outstanding options.

Comment:  Repricing options after a decline in the stock price undermines the rationale for establishing an option plan in the first place. Repricing gives management a benefit unavailable to shareholders and thereby reduces the alignment of interests between shareholders and management.

J. Excess Discretion

Red Flag:  Significant terms of awards—such as coverage, option price, or type of award provided for the proposed plan—are not specified in the proposal.

Override:  None.

K. Bundling

Red Flag:  Vote on executive compensation plan is coupled with vote on one or more unrelated proposals.

Override:  None.

Fringe Benefits

•	Support proposals that require shareholder approval of “golden parachute” severance agreements that exceed IRS guidelines.
•	Consider on a case-by-case basis proposals for prior shareholder ratification of all “golden parachute” severance agreements. Voting decisions will depend on the corporate governance profile and prior actions of the company.
•	Support proposals to limit additions to supplemental executive retirement plans at the time of executives’ retirement.

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